UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 3006

John Hancock Bond Trust
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	May 31

Date of reporting period:	November 30, 2016

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock

Government Income Fund

Semiannual report 11/30/16

A message to shareholders

Dear shareholder,

From the U.K.'s Brexit vote in June to Donald Trump's presidential election victory in November, the past six months have been marked by significant geopolitical changes. Longer-term interest rates in the United States generally rose during this time, especially in the final weeks of the period, making for a challenging environment for many segments of the fixed-income markets, particularly municipal bonds. The same was true of short-term rates, as the U.S. Federal Reserve decided in December to raise short-term lending rates for the first time in 2016.

The reality of higher interest rates is no surprise; rates around the world had for some time been hovering near historic lows, and in Japan and parts of Europe, central banks have been experimenting with pushing rates into negative territory. It's a trend that couldn't last forever, and the recent rise has been in the making for some time.

That said, fixed income still has a valuable role to play in diversified portfolios. At John Hancock Investments, we believe one of the best ways to navigate today's interest-rate volatility is by casting a wider net; your financial advisor can make sure that your fixed-income allocations are appropriate for your investment goals, and that they aren't overly reliant on interest rates as the primary driver of returns.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Government Income Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
17	Financial statements
20	Financial highlights
24	Notes to financial statements
31	Continuation of investment advisory and subadvisory agreements
36	More information

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Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.

AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/16 (%)

The Bloomberg Barclays U.S. Government Bond Index is an unmanaged index of U.S. Treasury and government agency bonds.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

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PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Government bonds generally finished the period with negative returns

Concerns that the U.S. Federal Reserve may need to take a more aggressive approach to raising interest rates weighed on market performance for the past six months.

Duration and yield curve positioning helped the fund's performance

The fund was positioned for an environment of rising bond yields and relative weakness in longer-term issues, mitigating some of the market's downside.

Asset allocation detracted modestly

The fund had an overweight position in agency mortgage-backed securities, which underperformed U.S. Treasuries.

PORTFOLIO COMPOSITION AS OF 11/30/16 (%)

A note about risks

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. Mortgage- and asset-backed securities may be sensitive to changes in interest rates, and may be subject to early repayment and the market's perception of issuer creditworthiness. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Fund distributions generally depend on income from underlying investments and may vary or cease altogether in the future. Please see the fund's prospectus for additional risks.

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Discussion of fund performance

An interview with Portfolio Managers Howard C. Greene, CFA, and Jeffrey N. Given, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Howard C. Greene, CFA
Portfolio Manager
John Hancock Asset Management

Jeffrey N. Given, CFA
Portfolio Manager
John Hancock Asset Management

How would you characterize the market environment of the six months ended November 30, 2016?

The government bond market lost ground during the semiannual period, causing the fund's benchmark, the Bloomberg Barclays U.S. Government Bond Index, to close with a loss of 1.81%.

Although the index finished in the red, government issues in fact performed quite well in the first few months of the period. During June, the global debt markets were still in the midst of a rally touched off by the announcement of ultra-accommodative policies by overseas central banks. The European Central Bank and the Bank of Japan each cut short-term interest rates into negative territory early in the year, leading to robust gains for the bond markets in both regions. Bonds with maturities of 10 years and less fell below zero in Germany, Japan, and many other countries, fueling a surge of investor capital into higher-yielding U.S. Treasuries. The resulting rally caused the yield on the 10-year U.S. Treasury note to fall to a low of 1.37% in early July, beneath the previous trough of 1.43% hit in 2012. (Prices and yields move in opposite directions.)

The backdrop started to change in the early summer, when a string of positive economic findings suggested that the U.S. economy was beginning to accelerate. The market, which previously had been anticipating that the U.S. Federal Reserve (Fed) wouldn't raise interest rates until 2017, began to factor in the possibility of a quarter-point rate hike before the end of the year. The shift in expectations led to a gradual uptrend in yields, causing the 10-year yield to move to 1.79% on the Friday before the November 8 U.S. presidential election.

The surprising result of the election led to an upward spike in yields, fueling a surge in the 10-year yield to 2.37% and causing the index to move into negative territory for the period. During the

SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       4

"... the unexpected election outcome was enough to create a significant disruption within the context of the low-yield environment."
campaign, Donald Trump advocated a set of policies that investors saw as being more growth-oriented than those of expected winner Hillary Clinton. Following Trump's victory, the markets immediately recalibrated their expectations in favor of a backdrop characterized by lower taxes, increased fiscal spending, and the possibility of higher GDP growth. These trends, in turn, would likely prompt the Fed to take a more aggressive approach to its interest-rate policy in 2017. While it remains to be seen if these developments will in fact occur, the unexpected election outcome was enough to create a significant disruption within the context of the low-yield environment.
Mortgage-backed securities (MBS), which had been delivering strong relative performance prior to the July low in yields, finished slightly behind U.S. Treasuries. Slower mortgage pre-payments caused

QUALITY COMPOSITION AS OF 11/30/16 (%)

SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       5

"... we do not anticipate a meaningful change in the rate of inflation, nor do we think that economic growth can accelerate to levels that November market performance would seem to indicate."
the duration (interest-rate sensitivity) of MBS to increase in the latter part of the period, a headwind to performance at a time of rising yields.

What elements of the fund's positioning helped and hurt results?

We seek to generate outperformance in three ways: duration positioning, yield curve positioning, and asset allocation. We added value in the first two categories, while our allocation strategy detracted slightly.

We kept the fund's duration (interest-rate sensitivity) below that of the benchmark throughout the entire period. The basis for this strategy was our general view that yields had already fallen so low that the risks outweighed the potential return opportunity. This aspect of our positioning aided relative performance given the increase in yields, and it proved particularly valuable in November. The fund closed the period with a duration of 5.04 years, compared with 5.96 for the benchmark.

Our yield curve positioning also had a positive impact on performance. The fund was positioned for a steepening of the yield curve (in other words, underperformance for longer-term issues) through an underweight position in 20- and 30-year bonds. These segments indeed lagged the broader market, so our strategy helped insulate the fund from some of the downside in government bond prices.

Conversely, our allocation to MBS—which aided fund returns in 2015 and the first half of this year—was a modest detractor given the slight underperformance of the asset class during the past six months. We continue to see a longer-term opportunity in this segment, as we believe MBS' income advantage provides a favorable starting point for total returns. With that said, we reduced the fund's allocation to MBS somewhat in the early part of the period, as yield spreads over Treasuries had moved to very narrow levels. We redeployed the proceeds into Treasuries, adding exposure across the yield curve.

We maintained modest allocations to Treasury Inflation-Protected Securities (TIPS) and

SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       6

government-backed commercial MBS. Both market segments generated returns ahead of the index, providing a moderate boost to relative performance.

How would you characterize overall market conditions at the close of the period?

While the spike in yields that occurred in late November created a negative tone for the market, we also recognize the unique circumstances of the event. The surprising result of the U.S. presidential election compelled investors to adjust their expectations significantly in a short period of time, and to do so at a point when yields were at very low levels versus their longer-term history. Still, we do not anticipate a meaningful change in the rate of inflation, nor do we think that economic growth can accelerate to levels that November market performance would seem to indicate. We therefore believe the Fed can maintain its gradual approach to raising interest rates. Accordingly, we continue to manage the fund in a measured fashion, making minor shifts as opportunities permit rather than enacting wholesale changes in reaction to short-term market movements.

MANAGED BY

Howard C. Greene, CFA On the fund since 2006 Investing since 1979
Jeffrey N. Given, CFA On the fund since 1998 Investing since 1993

The views expressed in this report are exclusively those of Howard C. Greene, CFA, and Jeffrey N. Given, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED NOVEMBER 30, 2016

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge			SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	6-month	5-year	10-year	as of 11-30-16	as of 11-30-16
Class A	-3.43	0.88	3.18	-5.17	4.47	36.79	1.39	1.26
Class B	-5.08	0.54	2.97	-6.59	2.73	34.04	0.66	0.56
Class C	-1.14	0.91	2.82	-2.58	4.65	32.04	0.66	0.56
Class I2,3	0.67	1.72	3.61	-1.17	8.91	42.61	1.75	1.65
Index†	0.98	1.42	3.80	-1.81	7.31	45.14	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.0% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I*
Gross (%)	1.10	1.85	1.85	0.83
Net (%)	0.98	1.76	1.76	0.74

* Expenses have been estimated for the first year of operations of Class I shares.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Bloomberg Barclays U.S. Government Bond Index.

See the following page for footnotes.

SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Government Income Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Bloomberg Barclays U.S. Government Bond Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B4	11-30-06	13,404	13,404	14,514
Class C4	11-30-06	13,204	13,204	14,514
Class I2,3	11-30-06	14,261	14,261	14,514

The values shown in the chart for Class A shares with maximum sales charge have been adjusted to reflect the reduction in the Class A shares' maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.

The Bloomberg Barclays U.S. Government Bond Index is an unmanaged index of U.S. Treasury and government agency bonds.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	For certain types of investors, as described in the fund's prospectus.
3	Class I shares were first offered on 9-9-16. The returns prior to this date are those of Class A shares, which have higher expenses. Had the returns reflected Class I expenses, returns would be higher.
4	The contingent deferred sales charge is not applicable.
SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on June 1, 2016, with the same investment held until November 30, 2016.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at November 30, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on June 1, 2016, with the same investment held until November 30, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       10

Actual expenses/actual returns

	Account value on 6-1-2016	Ending value on 11-30-2016	Expenses paid during period ended 11-30-2016[1]	Annualized expense ratio
Class A	$1,000.00	$987.70	$4.88	0.98%
Class B	1,000.00	982.90	8.75	1.76%
Class C	1,000.00	983.90	8.75	1.76%
Class I2	1,000.00	971.10	1.62	0.73%

Hypothetical example for comparison purposes

	Account value on 6-1-2016	Ending value on 11-30-2016	Expenses paid during period ended 11-30-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,020.20	$4.96	0.98%
Class B	1,000.00	1,016.20	8.90	1.76%
Class C	1,000.00	1,016.20	8.90	1.76%
Class I	1,000.00	1,021.50	3.72	0.73%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
2	The inception date for Class I shares is 9-9-16. Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 82/365 (to reflect the period).
SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       11

Fund's investments

As of 11-30-16 (unaudited)
	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 79.4%				$240,041,130
(Cost $242,366,725)
U.S. Government 33.5%				101,238,018
U.S. Treasury
Bond	2.500	02-15-45	8,849,000	7,909,829
Bond	2.500	02-15-46	4,500,000	4,010,274
Note	1.125	04-30-20	8,850,000	8,725,197
Note	1.125	06-30-21	3,000,000	2,906,367
Note	1.125	07-31-21	25,400,000	24,578,462
Note	1.250	12-15-18	13,100,000	13,127,117
Note	1.250	10-31-21	4,205,000	4,081,806
Note	1.375	09-30-18	4,710,000	4,731,708
Note	1.375	09-30-20	4,000,000	3,955,156
Note	1.375	01-31-21	3,000,000	2,953,593
Note	1.375	04-30-21	3,000,000	2,945,157
Note	1.500	05-31-20	5,000,000	4,984,960
Treasury Inflation Protected Security	0.125	04-15-21	3,055,710	3,069,079
Treasury Inflation Protected Security	0.375	07-15-25	4,580,955	4,563,483
Treasury Inflation Protected Security	0.750	02-15-45	3,075,510	2,926,575
U.S. Treasury Bonds	2.250	08-15-46	6,850,000	5,769,255
U.S. Government Agency 45.9%				138,803,112
Federal Home Loan Mortgage Corp.
30 Yr Pass Thru	3.000	04-01-43	1,428,439	1,428,886
30 Yr Pass Thru	3.500	12-01-44	4,872,149	5,028,210
30 Yr Pass Thru	4.000	12-01-40	1,130,241	1,194,612
30 Yr Pass Thru	4.000	01-01-41	1,248,596	1,319,707
30 Yr Pass Thru	4.000	01-01-41	1,463,315	1,546,655
30 Yr Pass Thru	4.000	11-01-43	1,774,990	1,886,343
30 Yr Pass Thru	5.500	04-01-38	838,670	946,092
30 Yr Pass Thru	5.500	12-01-38	776,115	875,281
Note	1.100	09-13-18	3,000,000	2,994,429
Federal National Mortgage Association
15 Yr Pass Thru	3.000	03-01-28	2,465,299	2,539,355
15 Yr Pass Thru	3.500	03-01-26	2,984,942	3,115,650
15 Yr Pass Thru	3.500	07-01-26	1,556,053	1,624,191
15 Yr Pass Thru	4.000	02-01-26	4,812,879	5,082,852
30 Yr Pass Thru	3.000	12-01-42	6,103,432	6,100,094
30 Yr Pass Thru	3.500	01-01-43	2,984,364	3,088,584
30 Yr Pass Thru	3.500	07-01-43	2,922,855	3,017,163
30 Yr Pass Thru	3.500	03-01-44	1,366,030	1,409,466
30 Yr Pass Thru	3.500	01-01-45	6,574,186	6,802,741
30 Yr Pass Thru	3.500	04-01-45	3,807,685	3,919,239

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       12

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	3.500	04-01-45	6,409,186	$6,596,955
30 Yr Pass Thru	3.500	05-01-46	1,703,866	1,752,985
30 Yr Pass Thru	3.500	07-01-46	3,162,088	3,247,316
30 Yr Pass Thru	4.000	09-01-40	3,587,877	3,793,058
30 Yr Pass Thru	4.000	12-01-40	2,953,054	3,140,849
30 Yr Pass Thru	4.000	12-01-40	2,352,151	2,486,664
30 Yr Pass Thru	4.000	09-01-41	2,512,500	2,655,398
30 Yr Pass Thru	4.000	10-01-41	2,386,122	2,527,425
30 Yr Pass Thru	4.000	01-01-42	1,145,974	1,214,195
30 Yr Pass Thru	4.000	07-01-42	2,948,631	3,124,628
30 Yr Pass Thru	4.000	11-01-42	5,910,826	6,247,004
30 Yr Pass Thru	4.000	11-01-43	4,908,004	5,211,686
30 Yr Pass Thru	4.000	12-01-43	2,901,296	3,066,307
30 Yr Pass Thru	4.000	06-01-46	3,601,982	3,793,337
30 Yr Pass Thru	4.500	08-01-40	2,554,421	2,766,458
30 Yr Pass Thru	4.500	06-01-41	4,355,743	4,713,221
30 Yr Pass Thru	4.500	07-01-41	3,702,157	4,005,994
30 Yr Pass Thru	4.500	11-01-41	807,311	873,568
30 Yr Pass Thru	4.500	02-01-42	3,658,980	3,956,987
30 Yr Pass Thru	5.000	04-01-35	325,339	360,263
30 Yr Pass Thru	5.000	09-01-40	1,368,254	1,511,065
30 Yr Pass Thru	5.000	04-01-41	1,524,512	1,701,260
30 Yr Pass Thru	5.500	09-01-34	1,027,102	1,159,241
30 Yr Pass Thru	5.500	03-01-36	1,465,690	1,656,974
30 Yr Pass Thru	5.500	04-01-36	952,784	1,077,130
30 Yr Pass Thru	5.500	08-01-37	1,243,440	1,401,937
30 Yr Pass Thru	5.500	06-01-38	804,350	914,854
30 Yr Pass Thru	6.000	06-01-40	915,565	1,040,812
30 Yr Pass Thru	6.500	06-01-39	350,172	400,944
Bond	1.500	10-28-20	3,000,000	2,952,984
Note	1.250	08-23-19	3,000,000	2,981,355
Note	1.500	07-28-21	2,645,000	2,550,708
Foreign government obligations 1.6%				$4,962,943
(Cost $5,000,000)
Jordan 0.7%				2,045,410
Hashemite Kingdom of Jordan	2.578	06-30-22	2,000,000	2,045,410
Tunisia 0.9%				2,917,533
Republic of Tunisia	1.416	08-05-21	3,000,000	2,917,533
Corporate bonds 0.4%				$1,311,067
(Cost $1,242,604)
Real estate 0.3%				834,404
Crown Castle Towers LLC (S)	6.113	01-15-40	760,000	834,404

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       13

	Rate (%)	Maturity date	Par value^	Value
Telecommunication services 0.1%				$476,663
SBA Tower Trust (S)	3.598	04-15-43	475,000	476,663
Collateralized mortgage obligations 15.6%				$47,323,724
(Cost $45,694,116)
Commercial and residential 3.4%				10,247,255
Adjustable Rate Mortgage Trust Series 2005-4, Class 7A12 (P)	1.114	08-25-35	275,964	266,911
BAMLL Commercial Mortgage Securities Trust Series 2013-DSNY, Class E (P) (S)	3.135	09-15-26	380,000	379,079
Bear Stearns ALT-A Trust
Series 2005-5, Class 1A4 (P)	1.094	07-25-35	318,615	302,328
Series 2005-7, Class 11A1 (P)	1.074	08-25-35	576,111	554,494
Bear Stearns Asset Backed Securities Trust Series 2004-AC5, Class A1 (P)	5.250	10-25-34	299,112	295,807
Commercial Mortgage Trust (Deutsche Bank)
Series 2013-CR11, Class B (P)	5.329	10-10-46	940,000	1,040,846
Series 2013-LC13, Class B (P) (S)	5.009	08-10-46	595,000	650,414
Commercial Mortgage Trust (Wells Fargo)
Series 2012-CR2, Class XA IO	1.892	08-15-45	4,246,265	314,844
Series 2014-CR16, Class C (P)	5.068	04-10-47	590,000	610,759
HarborView Mortgage Loan Trust
Series 2005-11, Class X IO	2.236	08-19-45	2,875,350	146,792
Series 2005-2, Class X IO	1.740	05-19-35	9,150,431	568,400
Hilton USA Trust Series 2013-HLT, Class DFX (S)	4.407	11-05-30	1,532	1,528
IndyMac Index Mortgage Loan Trust
Series 2005-AR18, Class 1X IO	2.146	10-25-36	9,747,005	706,404
Series 2005-AR18, Class 2X IO	1.889	10-25-36	9,063,127	412,007
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-HSBC, Class XA IO (S)	1.582	07-05-32	5,077,500	354,881
MASTR Adjustable Rate Mortgages Trust Series 2004-11, Class M2 (P)	1.634	11-25-34	555,000	539,015
Morgan Stanley Mortgage Loan Trust Series 2004-6AR, Class 2A2 (P)	3.315	08-25-34	467,027	462,696
MortgageIT Trust Series 2005-2, Class 1A2 (P)	0.864	05-25-35	345,123	326,640
UBS Commercial Mortgage Trust Series 2012-C1, Class B	4.822	05-10-45	555,000	585,669
VNDO Mortgage Trust Series 2013-PENN, Class D (P) (S)	3.947	12-13-29	690,000	701,945
Wells Fargo Commercial Mortgage Trust Series 2013-120B, Class C (P) (S)	2.800	03-18-28	1,040,000	1,025,796
U.S. Government Agency 12.2%				37,076,469
Federal Home Loan Mortgage Corp.
Series 288, Class IO	3.000	10-15-27	2,597,627	255,244
Series 290, Class IO	3.500	11-15-32	3,342,340	449,718

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       14

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series 3833, Class LI IO	1.944	10-15-40	2,980,604	$171,180
Series 4136, Class IH IO	3.500	09-15-27	1,947,112	205,683
Series 4459, Class CA	5.000	12-15-34	570,513	605,615
Series 4482, Class MA	2.000	04-15-31	1,644,170	1,654,180
Series K017, Class X1 IO	1.519	12-25-21	3,570,348	199,284
Series K018, Class X1 IO	1.540	01-25-22	3,691,752	209,487
Series K022, Class X1 IO	1.395	07-25-22	9,577,771	550,922
Series K026, Class X1 IO	1.154	11-25-22	4,540,755	224,043
Series K030, Class X1 IO	0.327	04-25-23	50,826,585	592,923
Series K038, Class X1 IO	1.343	03-25-24	7,208,022	494,502
Series K048, Class X1 IO	0.380	06-25-25	5,212,142	97,802
Series K049, Class A2	3.010	08-25-25	3,000,000	3,059,528
Series K050, Class X1 IO	0.462	08-25-25	73,858,428	1,843,048
Series K053, Class X1 IO	1.031	12-25-25	28,251,956	1,831,478
Series K054, Class X1 IO	1.319	01-25-26	22,028,634	1,877,155
Series K706, Class X1 IO	1.687	10-25-18	9,084,340	223,299
Series K707, Class X1 IO	1.666	12-25-18	3,184,694	81,805
Series K709, Class X1 IO	1.649	03-25-19	4,477,893	128,889
Series K710, Class X1 IO	1.890	05-25-19	3,636,546	126,039
Series K711, Class X1 IO	1.815	07-25-19	10,768,881	377,968
Series K715, Class X1 IO	1.287	01-25-21	38,339,896	1,530,364
Series K718, Class X1 IO	0.769	01-25-22	22,485,475	623,453
Series K720, Class X1 IO	0.660	08-25-22	49,829,330	1,266,059
Series K722, Class X1 IO	1.443	03-25-23	25,721,207	1,718,575
Federal National Mortgage Association
Series 1993-225, Class TK	6.500	12-25-23	523,048	557,842
Series 2011-32, Class CK	3.500	09-25-28	702,406	716,307
Series 2012-137, Class QI IO	3.000	12-25-27	2,427,786	233,513
Series 2012-137, Class WI IO	3.500	12-25-32	2,025,006	302,876
Series 2013-130, Class AG	4.000	10-25-43	5,246,348	5,525,131
Series 2014-28, Class BD	3.500	08-25-43	3,639,762	3,824,443
Series 2014-44, Class DA	3.000	07-25-36	1,760,789	1,790,875
Series 2015-M13, Class A2 (P)	2.801	06-25-25	1,500,000	1,489,481
Government National Mortgage Association
Series 2012-114, Class IO	0.847	01-16-53	2,172,028	130,825
Series 2013-6, Class AI IO	3.500	08-20-39	2,053,382	304,468
Series 2015-7, Class IO	0.937	01-16-57	23,527,667	1,617,057
Series 2016-87, Class IO	1.008	08-16-58	2,340,285	185,408
Asset backed securities 1.4%				$4,072,898
(Cost $3,903,115)
Ameriquest Mortgage Securities, Inc. Series 2005-R3, Class M2 (P)	1.239	05-25-35	645,000	619,987
Bravo Mortgage Asset Trust Series 2006-1A, Class A2 (P) (S)	0.774	07-25-36	558,755	543,514

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       15

	Rate (%)	Maturity date	Par value^	Value
Credit-Based Asset Servicing and Securitization LLC Series 2005-CB4, Class M1 (P)	0.954	07-25-35	202,909	$199,277
CSMC Trust Series 2006-CF2, Class M1 (P) (S)	1.004	05-25-36	308,213	305,076
New Century Home Equity Loan Trust Series 2005-1, Class M1 (P)	1.209	03-25-35	887,000	833,569
Saxon Asset Securities Trust Series 2006-2, Class A3C (P)	0.684	09-25-36	545,748	529,268
Soundview Home Loan Trust Series 2005-CTX1, Class M2 (P)	0.974	11-25-35	425,000	413,040
Structured Asset Securities Corp. Mortgage Loan Trust Series 2005-2XS, Class 2A2 (P)	2.025	02-25-35	373,515	355,640
TAL Advantage V LLC Series 2014-1A, Class A (S)	3.510	02-22-39	282,750	273,527
	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 1.2%				$3,647,000
(Cost $3,647,000)
U.S. Government Agency 0.6%				1,816,000
Federal Home Loan Bank Discount Note	0.100	12-01-16	1,816,000	1,816,000
			Par value^	Value
Repurchase agreement 0.6%				1,831,000
Barclays Tri-Party Repurchase Agreement dated 11-30-16 at 0.260% to be repurchased at $1,169,008 on 12-1-16, collateralized by $868,200 U.S. Treasury Inflation Indexed Bonds, 2.500% due 1-15-29 (valued at $1,192,460, including interest)			1,169,000	1,169,000
Repurchase Agreement with State Street Corp. dated 11-30-16 at 0.030% to be repurchased at $662,001 on 12-1-16, collateralized by $650,000 U.S. Treasury Notes, 2.750% due 2-15-24 (valued at $679,250, including interest)			662,000	662,000
Total investments (Cost $301,853,560)† 99.6%				$301,358,762
Other assets and liabilities, net 0.4%				$1,096,493
Total net assets 100.0%				$302,455,255

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Security Abbreviations and Legend
IO	Interest Only Security — (Interest Tranche of Stripped Mortgage Pool). Rate shown is the effective yield at period end.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 11-30-16, the aggregate cost of investment securities for federal income tax purposes was $302,646,161. Net unrealized depreciation aggregated to $1,287,399, of which $3,767,530 related to appreciated investment securities and $5,054,929 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       16

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 11-30-16 (unaudited)

Assets
Investments, at value (Cost $301,853,560)	$301,358,762
Cash	670
Receivable for fund shares sold	517,457
Interest receivable	1,357,552
Receivable due from advisor	2,687
Other receivables and prepaid expenses	58,250
Total assets	303,295,378
Liabilities
Payable for fund shares repurchased	688,365
Distributions payable	41,936
Payable to affiliates
Accounting and legal services fees	10,892
Transfer agent fees	33,164
Distribution and service fees	14,036
Other liabilities and accrued expenses	51,730
Total liabilities	840,123
Net assets	$302,455,255
Net assets consist of
Paid-in capital	$312,860,794
Accumulated distributions in excess of net investment income	(954,207)
Accumulated net realized gain (loss) on investments	(8,956,561)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(494,771)
Net assets	$302,455,255

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($267,610,215 ÷ 28,508,209 shares)[1]	$9.39
Class B ($3,253,370 ÷ 346,697 shares)[1]	$9.38
Class C ($16,500,997 ÷ 1,757,749 shares)[1]	$9.39
Class I ($15,090,673 ÷ 1,606,479 shares)	$9.39
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$9.78

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       17

STATEMENT OF OPERATIONS  For the six months ended 11-30-16 (unaudited)

Investment income
Interest	$3,777,026
Securities lending	373
Total investment income	3,777,399
Expenses
Investment management fees	960,053
Distribution and service fees	465,073
Accounting and legal services fees	35,589
Transfer agent fees	194,634
Trustees' fees	2,495
State registration fees	39,272
Printing and postage	23,365
Professional fees	38,116
Custodian fees	21,989
Registration and filing fees	202
Other	4,914
Total expenses	1,785,702
Less expense reductions	(187,403)
Net expenses	1,598,299
Net investment income	2,179,100
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	930,251
Affiliated investments	(83)
930,168
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	(7,113,512)
(7,113,512)
Net realized and unrealized loss	(6,183,344)
Decrease in net assets from operations	($4,004,244)

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       18

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 11-30-16	Year ended 5-31-16
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$2,179,100	$4,556,687
Net realized gain (loss)	930,168	(234,349)
Change in net unrealized appreciation (depreciation)	(7,113,512)	925,482
Increase (decrease) in net assets resulting from operations	(4,004,244)	5,247,820
Distributions to shareholders
From net investment income
Class A	(3,076,064)	(6,150,606)
Class B	(25,734)	(66,736)
Class C	(125,337)	(258,870)
Class I	(33,148)	—
Total distributions	(3,260,283)	(6,476,212)
From fund share transactions	5,300,140	8,451,286
Total increase (decrease)	(1,964,387)	7,222,894
Net assets
Beginning of period	304,419,642	297,196,748
End of period	$302,455,255	$304,419,642
Undistributed (accumulated distributions in excess of) net investment income	($954,207)	$126,976

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       19

Financial highlights

Class A Shares Period ended	11-30-16	[1]	5-31-16	5-31-15	5-31-14	5-31-13	5-31-12
Per share operating performance
Net asset value, beginning of period	$9.61		$9.64	$9.69	$9.78	$9.93	$9.68
Net investment income[2]	0.07		0.15	0.15	0.16	0.17	0.20
Net realized and unrealized gain (loss) on investments	(0.18)		0.04	0.04	(0.01)	(0.04)	0.33
Total from investment operations	(0.11)		0.19	0.19	0.15	0.13	0.53
Less distributions
From net investment income	(0.11)		(0.22)	(0.24)	(0.24)	(0.28)	(0.28)
Net asset value, end of period	$9.39		$9.61	$9.64	$9.69	$9.78	$9.93
Total return (%)[3,4]	(1.23	) [5]	1.98	1.93	1.61	1.29	5.57
Ratios and supplemental data
Net assets, end of period (in millions)	$268		$282	$275	$276	$316	$320
Ratios (as a percentage of average net assets):
Expenses before reductions	1.10	[6]	1.10	1.09	1.11	1.12	1.15
Expenses including reductions	0.98	[6]	0.98	0.98	0.98	0.98	1.06
Net investment income	1.46	[6]	1.61	1.53	1.63	1.71	2.02
Portfolio turnover (%)	27		60	77	57	78	95

1	Six months ended 11-30-16. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Does not reflect the effect of sales charges, if any.
5	Not annualized.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       20

Class B Shares Period ended	11-30-16	[1]	5-31-16	5-31-15	5-31-14		5-31-13	5-31-12
Per share operating performance
Net asset value, beginning of period	$9.61		$9.64	$9.69	$9.78		$9.93	$9.68
Net investment income[2]	0.03		0.08	0.07	0.08		0.09	0.12
Net realized and unrealized gain (loss) on investments	(0.19)		0.03	0.04	—	[3]	(0.04)	0.34
Total from investment operations	(0.16)		0.11	0.11	0.08		0.05	0.46
Less distributions
From net investment income	(0.07)		(0.14)	(0.16)	(0.17)		(0.20)	(0.21)
Net asset value, end of period	$9.38		$9.61	$9.64	$9.69		$9.78	$9.93
Total return (%)[4,5]	(1.71	) [6]	1.20	1.16	0.82		0.45	4.75
Ratios and supplemental data
Net assets, end of period (in millions)	$3		$4	$5	$6		$11	$12
Ratios (as a percentage of average net assets):
Expenses before reductions	1.85	[7]	1.85	1.84	1.86		1.87	1.90
Expenses including reductions	1.76	[7]	1.75	1.74	1.77		1.81	1.84
Net investment income	0.69	[7]	0.84	0.77	0.81		0.88	1.23
Portfolio turnover (%)	27		60	77	57		78	95

1	Six months ended 11-30-16. Unaudited.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Does not reflect the effect of sales charges, if any.
6	Not annualized.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       21

Class C Shares Period ended	11-30-16	[1]	5-31-16	5-31-15	5-31-14		5-31-13	5-31-12
Per share operating performance
Net asset value, beginning of period	$9.61		$9.65	$9.69	$9.78		$9.94	$9.68
Net investment income[2]	0.03		0.08	0.08	0.08		0.09	0.12
Net realized and unrealized gain (loss) on investments	(0.18)		0.02	0.04	—	[3]	(0.05)	0.35
Total from investment operations	(0.15)		0.10	0.12	0.08		0.04	0.47
Less distributions
From net investment income	(0.07)		(0.14)	(0.16)	(0.17)		(0.20)	(0.21)
Net asset value, end of period	$9.39		$9.61	$9.65	$9.69		$9.78	$9.94
Total return (%)[4,5]	(1.61	) [6]	1.09	1.26	0.82		0.35	4.86
Ratios and supplemental data
Net assets, end of period (in millions)	$17		$18	$17	$17		$31	$35
Ratios (as a percentage of average net assets):
Expenses before reductions	1.85	[7]	1.85	1.84	1.86		1.87	1.90
Expenses including reductions	1.76	[7]	1.75	1.74	1.77		1.81	1.84
Net investment income	0.69	[7]	0.84	0.77	0.81		0.88	1.24
Portfolio turnover (%)	27		60	77	57		78	95

1	Six months ended 11-30-16. Unaudited.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Does not reflect the effect of sales charges, if any.
6	Not annualized.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       22

Class I Shares Period ended	11-30-16	[1,2]
Per share operating performance
Net asset value, beginning of period	$9.72
Net investment income[3]	0.04
Net realized and unrealized loss on investments	(0.32)
Total from investment operations	(0.28)
Less distributions
From net investment income	(0.05)
Net asset value, end of period	$9.39
Total return (%)[4]	(2.89	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$15
Ratios (as a percentage of average net assets):
Expenses before reductions	0.83	[6]
Expenses including reductions	0.73	[6]
Net investment income	1.69	[6]
Portfolio turnover (%)	27	[7]

1	The inception date for Class I shares is 9-9-16.
2	Period ended 11-30-16. Unaudited.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	The portfolio turnover is shown for the period from 6-1-16 to 11-30-16.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       23

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Government Income Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of November 30, 2016, all investments are categorized as Level 2 under the hierarchy described above.

SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       24

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in John Hancock Collateral Trust (JHCT), an affiliate of the fund, which has a floating NAV and is registered with the SEC as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Stripped securities. Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the fund may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates or prepayments on the underlying securities. In addition, these securities present additional credit risk such that the fund may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.

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Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for certain funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million unsecured committed line of credit. For the six months ended November 30, 2016, the fund had no borrowings under either line of credit. Commitment fees for the six months ended November 30, 2016 were $1,352.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of May 31, 2016, the fund has a capital loss carryforward of $9,038,934 available to offset future net realized capital gains. The following table details the capital loss carryforward available as of May 31, 2016:

Capital loss carryforward expiring at May 31	No expiration date
2018	Short term	Long term
$33,097	$3,759,999	$5,245,838

As of May 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are distributed annually.

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Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to amortization and accretion on debt securities.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.625% of the first $300 million of the fund's average daily net assets, (b) 0.450% of the next $700 million of the fund's average daily net assets, and (c) 0.430% of the fund's average daily net assets in excess of $1 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended November 30, 2016, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to limit the maximum annual management fee to 0.53% of the fund's average daily net assets. The current expense limitation agreement expires on September 30, 2017, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.

The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 0.98% for Class A shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly and short dividend expense. The fee waiver and/or expense reimbursements will expire on September 30, 2017, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.

The expense reductions described above amounted to the following for the six months ended November 30, 2016:

Class	Expense reduction	Class	Expense reduction
Class A	$175,387	Class I	$1,403
Class B	1,803	Total	$187,403
Class C	8,810

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

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The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended November 30, 2016 were equivalent to a net annual effective rate of 0.50% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended November 30, 2016 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee
Class A	0.25%
Class B	1.00%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $292,792 for the six months ended November 30, 2016. Of this amount, $42,266 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $245,431 was paid as sales commissions to broker-dealers and $5,095 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended November 30, 2016, CDSCs received by the Distributor amounted to $2,135, $2,927 and $1,500 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended November 30, 2016 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$356,340	$179,337
Class B	18,463	2,324

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Class	Distribution and service fees	Transfer agent fees
Class C	90,270	11,359
Class I	—	1,614
Total	$465,073	$194,634

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. Interest income is included in Interest on the Statement of operations. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balaced	Days outstanding	Weighted average interest rate	Interest income
Lender	$4,001,197	1	0.715%	$79

Note 5 — Fund share transactions

Transactions in fund shares for the six months ended November 30, 2016 and the year ended May 31, 2016 were as follows:

		Six months ended 11-30-16		Year ended 5-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	2,896,687	$28,046,273	7,056,515	$67,741,330
Distributions reinvested	291,904	2,819,562	573,105	5,496,842
Repurchased	(4,038,120)	(38,935,744)	(6,796,817)	(65,082,548)
Net increase (decrease)	(849,529)	($8,069,909)	832,803	$8,155,624
Class B shares
Sold	14,604	$141,378	36,145	$347,390
Distributions reinvested	2,123	20,507	5,461	52,352
Repurchased	(80,556)	(777,698)	(154,903)	(1,484,457)
Net decrease	(63,829)	($615,813)	(113,297)	($1,084,715)
Class C shares
Sold	172,411	$1,669,208	769,030	$7,377,377
Distributions reinvested	11,117	107,436	22,691	217,663
Repurchased	(336,167)	(3,241,905)	(648,497)	(6,214,663)
Net increase (decrease)	(152,639)	($1,465,261)	143,224	$1,380,377
Class I shares[1]
Sold	1,709,697	$16,438,412	—	—
Distributions reinvested	3,457	32,637	—	—
Repurchased	(106,675)	(1,019,926)	—	—
Net increase	1,606,479	$15,451,123	—	—
Total net increase	540,482	$5,300,140	862,730	$8,451,286

1 The inception date for Class I shares is 9-9-16.

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Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $89,648,289 and $81,958,382, respectively, for the six months ended November 30, 2016.

Note 7 — New rule issuance

In October 2016, the SEC issued Final Rule Release No. 33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. Management is in the process of reviewing the impact to the financial statements.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Bond Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor), for John Hancock Government Income Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 21-23, 2016 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 24-25, 2016.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 21-23, 2016, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

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Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;

(a)	the background, qualifications and skills of the Advisor's personnel;
(b)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(c)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(d)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(e)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index for the one-, three- and five-year periods ended December 31, 2015. The Board noted that the fund outperformed its peer group average for the one-, three- and five- year

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periods ended December 31, 2015. The Board concluded that the fund's performance has generally outperformed the historical performance of comparable funds.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are higher than the peer group median and total expenses for the fund are lower than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor; and

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(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

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The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally outperformed the historical performance of comparable funds;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       35

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       36

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies. As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Government Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF336778	56SA 11/16 1/17

John Hancock

High Yield Fund

(Formerly known as John Hancock Focused High Yield Fund)

Semiannual report 11/30/16

A message to shareholders

Dear shareholder,

From the U.K.'s Brexit vote in June to Donald Trump's presidential election victory in November, the past six months have been marked by significant geopolitical changes. Longer-term interest rates in the United States generally rose during this time, especially in the final weeks of the period, making for a challenging environment for many segments of the fixed-income markets, particularly municipal bonds. The same was true of short-term rates, as the U.S. Federal Reserve decided in December to raise short-term lending rates for the first time in 2016.

The reality of higher interest rates is no surprise; rates around the world had for some time been hovering near historic lows, and in Japan and parts of Europe, central banks have been experimenting with pushing rates into negative territory. It's a trend that couldn't last forever, and the recent rise has been in the making for some time.

That said, fixed income still has a valuable role to play in diversified portfolios. At John Hancock Investments, we believe one of the best ways to navigate today's interest-rate volatility is by casting a wider net; your financial advisor can make sure that your fixed-income allocations are appropriate for your investment goals, and that they aren't overly reliant on interest rates as the primary driver of returns.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
High Yield Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
24	Financial statements
28	Financial highlights
34	Notes to financial statements
47	Continuation of investment advisory and subadvisory agreements
52	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks high current income. Capital appreciation is a secondary goal.

AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/16 (%)

Class A shares (without sales charge)
Bank of America Merrill Lynch U.S. High Yield Master II Index
Morningstar high yield bond fund category average
6.24
6.54
5.33
10.52
12.25
8.70
2.47
4.24
2.84
8.38
7.46
6.28
3.56
7.25
5.83
6 month (cumulative)
1 year
3 year
5 year
10 year

The Bank of America Merrill Lynch U.S. High Yield Master II Index is an unmanaged index consisting of U.S. dollar-denominated public corporate issues with par amounts greater than $100 million that are rated below investment grade.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

High-yield bonds rallied in the six-month period

The combination of stronger growth, improving investor risk appetites, and stabilizing commodity prices created a favorable tone for the market during the past six months.

The fund underperformed its benchmark

The portfolio's underweight in energy—one of the strongest-performing sectors in the period—detracted from results relative to the BofA ML U.S. High Yield Master II Index.

Security selection was a modest contributor

The impact of individual security selection, while positive, was not enough for the fund to outpace its benchmark.

PORTFOLIO COMPOSITION AS OF 11/30/16 (%)

Corporate bonds	89.3
Term loans	3.5
Preferred securities	1.8
Collateralized mortgage obligations	0.6
Common stocks	0.5
Convertible bonds	0.4
Asset backed securities	0.2
Capital preferred securities	0.1
Short-term investments and other	3.6

As a percentage of net assets.

A note about risks

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Mortgage- and asset-backed securities may be sensitive to changes in interest rates, and may be subject to early repayment and the market's perception of issuer creditworthiness. A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Loan participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, and extended settlement risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Fund distributions generally depend on income from underlying investments and may vary or cease altogether in the future. Please see the fund's prospectus for additional risks.

SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       3

Discussion of fund performance

An interview with Portfolio Managers John F. Addeo, CFA, and Dennis F. McCafferty, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

John F. Addeo, CFA
Portfolio Manager
John Hancock Asset Management

Dennis F. McCafferty, CFA
Portfolio Manager
John Hancock Asset Management

Can you describe the investment environment of the six months ended November 30, 2016?

High-yield bonds delivered healthy performance during the period, creating a positive backdrop for the fund. The asset class was supported by the steady improvement in U.S. economic growth, which alleviated fears of a significant increase in defaults. The stabilization of commodity prices, which sparked a recovery in the previously depressed energy and mining industries, was an additional tailwind. Technical factors were also favorable, as the low yields on global government bonds fueled robust demand for the higher-yielding segments of the fixed-income market. Although high-yield bonds gave up some ground in November due to the unusually large spike in rates that followed the U.S. presidential election, the fund's benchmark, the BofA ML U.S. High Yield Master II Index, nonetheless closed the period with a gain of 6.54%. The yield spread of the index declined from 5.97 percentage points to 4.67, indicating meaningful outperformance versus government debt.

How did your investment process work in this environment?

The fund delivered a healthy gain but trailed the return of the benchmark, as an underweight in energy—one of the strongest-performing sectors—hurt relative returns. On the plus side, we added value from security selection across a number of industries, led by capital goods, energy, consumer noncyclicals, and banking.

We believe the positive results from issue selection is the result of our research-driven, bottom-up approach. Rather than building the fund with an eye toward mirroring the performance of the benchmark, we look for security-specific opportunities in undervalued bonds. In some cases, we look for situations where the fear of a default has caused a company's bonds to trade down to low levels, but where this is underappreciated potential for a turnaround. In other cases, we look for securities that we expect will be upgraded to investment-grade status.

SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       4

"The fund delivered a healthy gain but trailed the return of the benchmark, as an underweight in energy—one of the strongest-performing sectors—hurt relative returns."

For example, one of our top individual performers of the past six months was Specialty Platform Products Corp., a specialty-chemicals company whose bonds previously had been hurt by concerns about the impact of the strong U.S. dollar. In addition, the company was experiencing difficulties in integrating its recent acquisitions. While these factors depressed profit growth in the short term, we believe the company's expanding market opportunities suggested a greater potential for improving earnings than its bond prices indicated. Specialty Platform Products indeed began to report better results as the year progressed, and its bonds staged a rebound from their previously low levels to finish with a robust total return.

We identified a number of similar ideas in recent months, leading us to invest in the bonds of many companies that subsequently received ratings upgrades during the course of the period. Overall, we believe our research-driven, issuer-by-issuer approach to security selection is consistent with our goal of longer-term outperformance.

QUALITY COMPOSITION AS OF 11/30/16 (%)

SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       5

"The shift in the U.S. political picture indicates that more growth-oriented policies may be in store for 2017 ..."

Were there other aspects of the fund's positioning that had an effect on performance?

Sector allocations had a modestly negative effect on the fund's return, with an underweight in energy representing the most meaningful detractor. Energy-related bonds performed very poorly during the sell-off in commodity prices that occurred late in 2015 and the early weeks of 2016, but they roared back to life from mid-February onward. During this time, many issuers that had been priced as though they were headed for bankruptcy rallied significantly as it became apparent that industry defaults—though rising—would not be nearly as high as investors had feared. While we increased the fund's weighting in energy as the year progressed, which proved to be the correct decision, we could have generated stronger returns if we had made a larger shift.

The fund's duration positioning, while not a core aspect of our strategy, was also a modest positive. (Duration is a measure of interest-rate sensitivity.) We maintained a shorter average duration than the benchmark, aiding returns at a time of rising bond yields. With that said, the portfolio's duration rose modestly in the past six months. This move was not a top-down shift, but rather a function of our finding specific value opportunities in certain longer-dated bonds.

The fund's absolute return was boosted by our positions in lower-quality securities, which outperformed higher-quality issues amid investors' gravitation to lower-rated debt with above-average yields. We continued to take a balanced approach to identifying attractive issuers across the credit spectrum, and we finished November with weightings in the three major credit tiers (BB and above, B, and CCC and below) relatively in line with those of the benchmark.

TOP 10 ISSUERS AS OF 11/30/16 (%)

Micron Technology, Inc.	1.8
Frontier Communications Corp.	1.6
Sirius XM Radio, Inc.	1.4
T-Mobile USA, Inc.	1.4
Morgan Stanley	1.1
HCA, Inc.	1.1
Williams Partners LP	1.0
Sprint Corp.	1.0
AerCap Ireland Capital, Ltd.	1.0
ING Groep NV	1.0
TOTAL	12.4
As a percentage of net assets.
Cash and cash equivalents are not included.

SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       6

We maintained a roughly 6% allocation outside of traditional fixed-income securities, with about 3.5% of total assets in term loans and the remainder in convertible bonds and preferred securities. On the whole, this aspect of our positioning slightly detracted from performance given the overall strength in high yield. We reduced this weighting slightly during the period, but we continued to look for opportunities across the full range of the capital structure of the companies we follow.

How would you characterize your view on the market at the end of November?

Although yield spreads have fallen considerably in 2016, which limits the upside potential for the broader market, several key pillars of support remain in place. The shift in the U.S. political picture indicates that more growth-oriented policies may be in store for 2017, reducing the odds of a recession and providing a catalyst for a continued improvement in the credit metrics of lower-rated companies. Stronger growth can also lead to more aggressive interest-rate increases by the U.S. Federal Reserve (Fed), but we think high-yield bonds' yield advantage over lower-risk assets can offset some of the impact of rising rates. Further, high yield has generally performed well during times in which the Fed is tightening policy.

While there is always the possibility that unforeseen circumstances could disrupt market performance, we believe absolute yields remain high enough to provide adequate compensation for the potential risks. In this environment, we remain committed to identifying individual securities that can outperform by virtue of their improving fundamentals.

MANAGED BY

John F. Addeo, CFA On the fund since 2012 Investing since 1984
Dennis F. McCafferty, CFA On the fund since 2009 Investing since 1995

The views expressed in this report are exclusively those of John F. Addeo, CFA, and Dennis F. McCafferty, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED NOVEMBER 30, 2016

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge			SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	6-month	5-year	10-year	as of 11-30-16	as of 11-30-16
Class A	6.02	7.51	3.14	1.94	43.62	36.17	5.55	5.54
Class B	4.32	7.25	2.94	0.81	41.88	33.57	5.04	5.03
Class C	8.69	7.64	2.79	4.84	44.49	31.64	5.03	5.02
Class I2,3	10.49	8.69	3.85	6.39	51.71	45.86	6.08	6.07
Class R6[2,3]	10.72	8.81	3.97	6.20	52.49	47.55	6.18	6.16
Class NAV[2,3]	10.64	8.84	4.00	6.46	52.73	48.00	6.18	6.17
Index†	12.25	7.46	7.25	6.54	43.30	101.41	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.0% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R6*	Class NAV
Gross (%)	0.98	1.73	1.73	0.71	0.62	0.60
Net (%)	0.98	1.73	1.73	0.71	0.60	0.60

* Expenses have been estimated for the first year of operations of Class R6 shares.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Bank of America Merrill Lynch U.S. High Yield Master II Index.

See the following page for footnotes.

SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock High Yield Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Bank of America Merrill Lynch U.S. High Yield Master II Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B4	11-30-06	13,357	13,357	20,141
Class C4	11-30-06	13,164	13,164	20,141
Class I2,3	11-30-06	14,586	14,586	20,141
Class R6[2,3]	11-30-06	14,755	14,755	20,141
Class NAV[2,3]	11-30-06	14,800	14,800	20,141

The values shown in the chart for Class A shares with maximum sales charge have been adjusted to reflect the reduction in the Class A shares' maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.

The Bank of America Merrill Lynch U.S. High Yield Master II Index is an unmanaged index consisting of U.S. dollar-denominated public corporate issues with par amounts greater than $100 million that are rated below investment grade.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effects of reimbursements and waivers.
2	Class I shares were first offered on 8-27-07; Class R6 shares were first offered on 10-31-16; Class NAV shares were first offered on 10-21-13. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class I, Class R6, and Class NAV shares, as applicable.
3	For certain types of investors, as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on June 1, 2016, with the same investment held until November 30, 2016.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at November 30, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on June 1, 2016, with the same investment held until November 30, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       10

Actual expenses/actual returns

	Account value on 6-1-2016	Ending value on 11-30-2016	Expenses paid during period ended 11-30-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,062.40	$4.96	0.96%
Class B	1,000.00	1,058.10	8.87	1.72%
Class C	1,000.00	1,058.40	8.88	1.72%
Class I	1,000.00	1,063.90	3.57	0.69%
Class R6[2]	1,000.00	991.30	0.50	0.56%
Class NAV	1,000.00	1,064.60	3.05	0.59%

Hypothetical example for comparison purposes

	Account value on 6-1-2016	Ending value on 11-30-2016	Expenses paid during period ended 11-30-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,020.30	$4.86	0.96%
Class B	1,000.00	1,016.40	8.69	1.72%
Class C	1,000.00	1,016.40	8.69	1.72%
Class I	1,000.00	1,021.60	3.50	0.69%
Class R6	1,000.00	1,022.30	2.84	0.56%
Class NAV	1,000.00	1,022.10	2.99	0.59%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
2	The inception date for Class R6 shares is 10-31-16. Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 33/365 (to reflect the period).
SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       11

Fund's investments

As of 11-30-16 (unaudited)
	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 89.3%				$965,098,839
(Cost $959,012,877)
Consumer discretionary 19.0%				205,015,129
Auto components 1.6%
Adient Global Holdings, Ltd. (S)	4.875	08-15-26	3,710,000	3,561,600
Lear Corp.	5.250	01-15-25	5,910,000	6,212,888
ZF North America Capital, Inc. (S)	4.750	04-29-25	7,320,000	7,338,300
Automobiles 0.4%
General Motors Company	4.000	04-01-25	4,305,000	4,182,062
Hotels, restaurants and leisure 2.9%
Chester Downs & Marina LLC (S)	9.250	02-01-20	3,620,000	3,511,400
Eldorado Resorts, Inc.	7.000	08-01-23	6,330,000	6,693,975
GLP Capital LP	5.375	04-15-26	2,455,000	2,510,238
Hilton Grand Vacations Borrower LLC (S)	6.125	12-01-24	3,380,000	3,472,950
International Game Technology PLC (S)	6.500	02-15-25	8,245,000	8,760,313
Mohegan Tribal Gaming Authority (S)	7.875	10-15-24	6,435,000	6,443,044
Waterford Gaming LLC (H)(S)	8.625	09-15-14	1,649,061	0
Household durables 1.2%
Beazer Homes USA, Inc.	7.500	09-15-21	3,525,000	3,560,250
Beazer Homes USA, Inc. (S)	8.750	03-15-22	3,105,000	3,299,063
Modular Space Corp. (H)(S)	10.250	01-31-19	11,375,000	6,028,750
Media 10.6%
Altice Financing SA (S)	7.500	05-15-26	7,500,000	7,625,250
Altice Luxembourg SA (S)	7.625	02-15-25	1,000,000	1,025,000
AMC Entertainment Holdings, Inc. (S)	5.875	11-15-26	5,460,000	5,500,950
Cablevision Systems Corp.	5.875	09-15-22	1,550,000	1,445,375
Cablevision Systems Corp.	7.750	04-15-18	1,000,000	1,051,250
Cablevision Systems Corp.	8.000	04-15-20	4,500,000	4,837,500
CCO Holdings LLC	5.125	02-15-23	7,100,000	7,295,250
Cengage Learning, Inc. (S)	9.500	06-15-24	5,530,000	4,824,925
Clear Channel Worldwide Holdings, Inc.	6.500	11-15-22	4,980,000	5,023,575
DISH DBS Corp.	7.750	07-01-26	2,350,000	2,593,813
EMI Music Publishing Group North America Holdings, Inc. (S)	7.625	06-15-24	2,050,000	2,193,500
Entercom Radio LLC	10.500	12-01-19	1,125,000	1,154,531
Gray Television, Inc. (S)	5.125	10-15-24	2,240,000	2,094,400
iHeartCommunications, Inc.	10.625	03-15-23	1,500,000	1,125,000
LG FinanceCo Corp. (S)	5.875	11-01-24	5,130,000	5,104,350
McGraw-Hill Global Education Holdings LLC (S)	7.875	05-15-24	4,137,000	4,028,404
MDC Partners, Inc. (S)	6.500	05-01-24	9,815,000	8,391,825
Outfront Media Capital LLC	5.875	03-15-25	5,325,000	5,471,438
Sirius XM Radio, Inc. (S)	5.375	04-15-25	5,250,000	5,266,380
Sirius XM Radio, Inc. (S)	5.375	07-15-26	3,385,000	3,359,613

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       12

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Media (continued)
Sirius XM Radio, Inc. (S)	6.000	07-15-24	6,490,000	$6,749,600
Time, Inc. (S)	5.750	04-15-22	4,500,000	4,533,750
Viacom, Inc.	4.375	03-15-43	12,050,000	10,516,409
Virgin Media Finance PLC (S)	6.375	04-15-23	4,500,000	4,598,415
Virgin Media Secured Finance PLC (S)	5.375	04-15-21	1,620,000	1,670,625
WMG Acquisition Corp. (S)	5.000	08-01-23	1,550,000	1,550,000
WMG Acquisition Corp. (S)	6.750	04-15-22	5,350,000	5,604,125
Multiline retail 0.2%
Neiman Marcus Group, Ltd. LLC (S)	8.000	10-15-21	3,360,000	2,654,400
Specialty retail 1.6%
GameStop Corp. (S)	6.750	03-15-21	3,500,000	3,504,375
Jo-Ann Stores Holdings, Inc., PIK (S)	9.750	10-15-19	5,390,000	5,120,500
L Brands, Inc.	6.950	03-01-33	8,288,000	8,163,680
Textiles, apparel and luxury goods 0.5%
PVH Corp.	4.500	12-15-22	3,345,000	3,370,088
Wolverine World Wide, Inc. (S)	5.000	09-01-26	2,075,000	1,992,000
Consumer staples 4.6%				50,093,188
Food and staples retailing 0.9%
Simmons Foods, Inc. (S)	7.875	10-01-21	5,000,000	5,062,500
Tops Holding LLC (S)	8.000	06-15-22	5,200,000	4,485,000
Food products 0.9%
FAGE International SA (S)	5.625	08-15-26	1,960,000	1,960,000
Lamb Weston Holdings, Inc. (S)	4.625	11-01-24	1,620,000	1,615,950
Lamb Weston Holdings, Inc. (S)	4.875	11-01-26	1,865,000	1,855,675
TreeHouse Foods, Inc. (S)	6.000	02-15-24	4,120,000	4,284,800
Household products 1.2%
Central Garden & Pet Company	6.125	11-15-23	3,205,000	3,341,213
Kronos Acquisition Holdings, Inc. (S)	9.000	08-15-23	5,820,000	5,761,800
Spectrum Brands, Inc.	6.625	11-15-22	3,500,000	3,710,000
Personal products 0.8%
Revlon Consumer Products Corp.	5.750	02-15-21	7,900,000	7,850,625
Revlon Consumer Products Corp.	6.250	08-01-24	1,550,000	1,526,750
Tobacco 0.8%
Alliance One International, Inc.	9.875	07-15-21	3,690,000	3,071,925
Vector Group, Ltd.	7.750	02-15-21	5,340,000	5,566,950
Energy 13.4%				144,682,222
Energy equipment and services 2.1%
Antero Midstream Partners LP (S)	5.375	09-15-24	3,945,000	4,033,763
Chaparral Energy, Inc. (H)	7.625	11-15-22	2,620,000	2,174,600
CSI Compressco LP	7.250	08-15-22	6,005,000	5,524,600

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       13

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Energy equipment and services (continued)
Parsley Energy LLC (S)	6.250	06-01-24	1,550,000	$1,604,250
Summit Midstream Holdings LLC	5.500	08-15-22	5,000,000	4,887,500
Weatherford International, Ltd.	8.250	06-15-23	4,240,000	4,149,900
Oil, gas and consumable fuels 11.3%
Antero Resources Corp.	5.125	12-01-22	3,565,000	3,618,475
Approach Resources, Inc.	7.000	06-15-21	1,870,000	1,645,600
Callon Petroleum Company (S)	6.125	10-01-24	1,555,000	1,593,875
Cheniere Corpus Christi Holdings LLC (S)	7.000	06-30-24	3,745,000	4,009,472
Citgo Holding, Inc. (S)	10.750	02-15-20	1,500,000	1,565,625
Denbury Resources, Inc.	4.625	07-15-23	3,625,000	2,791,250
Enbridge Energy Partners LP	5.875	10-15-25	2,500,000	2,773,700
Energy XXI Gulf Coast, Inc. (H)(S)	11.000	03-15-20	5,885,000	3,052,844
Freeport-McMoran Oil & Gas LLC	6.875	02-15-23	7,130,000	7,629,100
Gulfport Energy Corp. (S)	6.000	10-15-24	1,800,000	1,831,500
Halcon Resources Corp. (S)	8.625	02-01-20	2,000,000	2,051,000
Halcon Resources Corp. (S)	12.000	02-15-22	2,301,000	2,416,050
Kinder Morgan Energy Partners LP	4.250	09-01-24	2,465,000	2,470,029
Kinder Morgan, Inc.	5.550	06-01-45	2,000,000	1,991,028
Newfield Exploration Company	5.375	01-01-26	3,050,000	3,096,970
Newfield Exploration Company	5.750	01-30-22	4,660,000	4,823,100
Oasis Petroleum, Inc.	6.875	03-15-22	3,180,000	3,275,400
PBF Holding Company LLC (S)	7.000	11-15-23	2,580,000	2,463,900
Permian Resources LLC (S)	7.125	11-01-20	2,240,000	1,691,200
Resolute Energy Corp.	8.500	05-01-20	2,230,000	2,235,575
Rice Energy, Inc.	7.250	05-01-23	1,340,000	1,407,000
Sabine Pass Liquefaction LLC (S)	5.875	06-30-26	2,880,000	3,034,800
Sanchez Energy Corp.	6.125	01-15-23	4,470,000	3,911,250
SM Energy Company	5.625	06-01-25	4,195,000	4,027,200
SM Energy Company	6.750	09-15-26	2,555,000	2,625,263
Summit Midstream Holdings LLC	7.500	07-01-21	1,880,000	1,969,300
Tallgrass Energy Partners LP (S)	5.500	09-15-24	4,345,000	4,301,550
Teekay Offshore Partners LP	6.000	07-30-19	8,985,000	7,569,863
Tesoro Corp.	5.125	04-01-24	1,655,000	1,712,925
Tesoro Logistics LP	5.250	01-15-25	3,885,000	3,933,563
Tesoro Logistics LP	6.250	10-15-22	1,650,000	1,765,500
Tesoro Logistics LP	6.375	05-01-24	4,400,000	4,741,000
Whiting Petroleum Corp.	5.750	03-15-21	3,300,000	3,250,500
Whiting Petroleum Corp.	6.250	04-01-23	5,235,000	5,143,366
Williams Partners LP	4.875	03-15-24	11,165,000	11,244,048
WPX Energy, Inc.	5.250	09-15-24	4,770,000	4,644,788

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       14

	Rate (%)	Maturity date	Par value^	Value
Financials 9.8%				$106,182,306
Banks 4.5%
Citigroup, Inc. (5.800% to 11-15-19, then 3 month LIBOR + 4.093%) (Q)	5.800	11-15-19	5,000,000	4,975,000
Citigroup, Inc. (5.950% to 1-30-23, then 3 month LIBOR + 4.069%) (Q)	5.950	01-30-23	975,000	976,219
Citigroup, Inc. (6.125% to 11-15-20, then 3 month LIBOR + 4.478%) (Q)	6.125	11-15-20	3,000,000	3,105,000
Credit Agricole SA (7.875% to 1-23-24, then 5 Year U.S. Swap Rate + 4.898%) (Q)(S)	7.875	01-23-24	2,330,000	2,298,009
Credit Agricole SA (8.125% to 12-23-25, then 5 Year U.S. Swap Rate + 6.185%) (Q)(S)	8.125	12-23-25	4,725,000	4,894,202
ING Groep NV (6.500% to 4-16-25, then 5 Year U.S. Swap Rate + 4.446%) (Q)	6.500	04-16-25	11,285,000	10,593,794
JPMorgan Chase & Co. (5.300% to 5-1-20, then 3 month LIBOR + 3.800%) (Q)	5.300	05-01-20	3,000,000	3,030,000
Lloyds Banking Group PLC (7.500% to 6-27-24, then 5 Year U.S. Swap Rate + 4.760%) (Q)	7.500	06-27-24	4,295,000	4,380,900
Societe Generale SA (7.375% to 9-13-21, then 5 Year U.S. Swap Rate + 6.238%) (Q)(S)	7.375	09-13-21	3,715,000	3,575,688
Wells Fargo & Company (5.875% to 6-15-25, then 3 month LIBOR + 3.990%) (Q)	5.875	06-15-25	10,205,000	10,522,273
Capital markets 1.3%
Morgan Stanley (5.550% to 7-15-20, then 3 month LIBOR + 3.810%) (Q)	5.550	07-15-20	11,765,000	11,779,706
The Goldman Sachs Group, Inc. (5.375% to 5-10-20, then 3 month LIBOR + 3.922%) (Q)	5.375	05-10-20	2,500,000	2,478,100
Consumer finance 0.9%
Credit Acceptance Corp.	6.125	02-15-21	3,271,000	3,295,533
Enova International, Inc.	9.750	06-01-21	7,150,000	6,935,500
Diversified financial services 0.3%
Lincoln Finance, Ltd. (S)	7.375	04-15-21	1,955,000	2,091,850
Nationstar Mortgage LLC	7.875	10-01-20	1,455,000	1,487,738
Thrifts and mortgage finance 2.8%
Ladder Capital Finance Holdings LLLP (S)	5.875	08-01-21	5,860,000	5,537,700
Ladder Capital Finance Holdings LLLP	7.375	10-01-17	4,425,000	4,425,000
MGIC Investment Corp.	5.750	08-15-23	2,760,000	2,863,500
Nationstar Mortgage LLC	6.500	08-01-18	1,385,000	1,400,581
Nationstar Mortgage LLC	6.500	06-01-22	5,100,000	4,998,000
Quicken Loans, Inc. (S)	5.750	05-01-25	3,955,000	3,796,800
Radian Group, Inc.	7.000	03-15-21	1,540,000	1,676,213
Stearns Holdings LLC (S)	9.375	08-15-20	5,065,000	5,065,000
Health care 8.1%				87,945,900
Health care equipment and supplies 0.2%
Kinetic Concepts, Inc. (S)	7.875	02-15-21	1,800,000	1,899,000

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       15

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Health care providers and services 6.6%
Centene Corp.	6.125	02-15-24	3,190,000	$3,241,359
Community Health Systems, Inc.	5.125	08-01-21	3,575,000	3,233,141
Community Health Systems, Inc.	6.875	02-01-22	4,580,000	3,057,150
Community Health Systems, Inc.	8.000	11-15-19	3,745,000	2,949,188
Covenant Surgical Partners, Inc. (S)	8.750	08-01-19	3,918,000	3,722,100
DaVita, Inc.	5.000	05-01-25	3,260,000	3,178,500
DaVita, Inc.	5.125	07-15-24	4,575,000	4,517,813
Fresenius US Finance II, Inc. (S)	4.500	01-15-23	2,045,000	2,106,350
HCA, Inc.	5.375	02-01-25	10,440,000	10,218,150
HCA, Inc.	7.500	02-15-22	1,100,000	1,223,750
HealthSouth Corp.	5.750	11-01-24	4,035,000	4,045,088
LifePoint Health, Inc.	5.875	12-01-23	7,000,000	6,973,750
MEDNAX, Inc. (S)	5.250	12-01-23	4,580,000	4,648,700
Molina Healthcare, Inc.	5.375	11-15-22	3,215,000	3,219,019
Quorum Health Corp. (S)	11.625	04-15-23	5,890,000	4,653,100
Select Medical Corp.	6.375	06-01-21	10,940,000	10,495,508
Pharmaceuticals 1.3%
Mallinckrodt International Finance SA (S)	5.500	04-15-25	3,675,000	3,123,750
Mallinckrodt International Finance SA (S)	5.750	08-01-22	7,075,000	6,641,656
Valeant Pharmaceuticals International, Inc. (S)	5.500	03-01-23	1,625,000	1,194,375
Valeant Pharmaceuticals International, Inc. (S)	5.875	05-15-23	4,875,000	3,604,453
Industrials 7.2%				77,615,031
Aerospace and defense 1.5%
Huntington Ingalls Industries, Inc. (S)	5.000	11-15-25	3,625,000	3,706,563
StandardAero Aviation Holdings, Inc. (S)	10.000	07-15-23	2,880,000	3,042,000
Textron Financial Corp. (6.000% to 2-15-17, then 3 month LIBOR + 1.735%) (S)	6.000	02-15-67	12,505,000	9,136,153
Air freight and logistics 0.5%
XPO Logistics, Inc. (S)	6.500	06-15-22	5,635,000	5,839,269
Airlines 0.3%
Air Canada 2013-1 Class C Pass Through Trust (S)	6.625	05-15-18	3,450,000	3,583,688
Building products 0.4%
Builders FirstSource, Inc. (S)	5.625	09-01-24	1,760,000	1,771,000
Builders FirstSource, Inc. (S)	10.750	08-15-23	2,000,000	2,290,000
Commercial services and supplies 0.2%
LSC Communications, Inc. (S)	8.750	10-15-23	2,065,000	2,013,375
Construction and engineering 0.7%
AECOM	5.750	10-15-22	5,000,000	5,237,500
AECOM	5.875	10-15-24	1,650,000	1,728,375
Electrical equipment 0.3%
Cortes NP Acquisition Corp. (S)	9.250	10-15-24	3,340,000	3,381,750

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       16

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Machinery 0.3%
Trinity Industries, Inc.	4.550	10-01-24	3,274,000	$3,126,447
Road and rail 0.6%
The Kenan Advantage Group, Inc. (S)	7.875	07-31-23	6,700,000	6,432,000
Trading companies and distributors 2.4%
AerCap Global Aviation Trust (6.500% to 6-15-25, then 3 month LIBOR + 4.300%) (S)	6.500	06-15-45	2,175,000	2,161,406
AerCap Ireland Capital, Ltd.	4.500	05-15-21	10,814,000	11,151,938
Ahern Rentals, Inc. (S)	7.375	05-15-23	5,830,000	4,634,267
Aircastle, Ltd.	5.125	03-15-21	2,170,000	2,283,925
United Rentals North America, Inc.	5.500	07-15-25	6,050,000	6,095,375
Information technology 2.8%				30,213,737
Internet software and services 0.6%
InterActiveCorp	4.875	11-30-18	1,775,000	1,801,625
Match Group, Inc.	6.375	06-01-24	3,877,000	4,099,928
Semiconductors and semiconductor equipment 1.8%
Micron Technology, Inc. (S)	5.250	08-01-23	8,750,000	8,640,625
Micron Technology, Inc. (S)	5.250	01-15-24	1,500,000	1,466,415
Micron Technology, Inc. (S)	5.625	01-15-26	6,600,000	6,435,000
Micron Technology, Inc. (S)	7.500	09-15-23	2,985,000	3,283,500
Technology hardware, storage and peripherals 0.4%
NCR Corp.	5.875	12-15-21	2,665,000	2,781,594
NCR Corp.	6.375	12-15-23	1,620,000	1,705,050
Materials 10.1%				109,538,761
Building materials 0.2%
Standard Industries, Inc. (S)	6.000	10-15-25	1,960,000	2,038,400
Chemicals 3.8%
Ashland, Inc.	6.875	05-15-43	5,500,000	5,637,500
Chemtura Corp.	5.750	07-15-21	2,160,000	2,246,400
CVR Partners LP (S)	9.250	06-15-23	3,410,000	3,375,900
NOVA Chemicals Corp. (S)	5.250	08-01-23	7,000,000	7,019,250
Platform Specialty Products Corp. (S)	6.500	02-01-22	6,710,000	6,626,125
Platform Specialty Products Corp. (S)	10.375	05-01-21	1,720,000	1,879,100
Rain CII Carbon LLC (S)	8.250	01-15-21	2,470,000	2,383,550
The Chemours Company	6.625	05-15-23	8,122,000	8,020,475
Tronox Finance LLC	6.375	08-15-20	2,175,000	1,981,969
Tronox Finance LLC (S)	7.500	03-15-22	2,265,000	2,066,813
Construction materials 0.7%
NWH Escrow Corp. (S)	7.500	08-01-21	1,750,000	1,360,625
Standard Industries, Inc. (S)	5.375	11-15-24	5,765,000	5,865,888

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       17

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Containers and packaging 1.8%
ARD Finance SA, PIK (S)	7.125	09-15-23	3,725,000	$3,692,406
Ardagh Packaging Finance PLC (S)	4.625	05-15-23	1,000,000	986,250
Ardagh Packaging Finance PLC (S)	7.250	05-15-24	890,000	930,050
Ball Corp.	5.000	03-15-22	1,115,000	1,173,538
Cascades, Inc. (S)	5.500	07-15-22	3,751,000	3,802,576
Reynolds Group Issuer, Inc.	5.750	10-15-20	3,020,000	3,106,825
Reynolds Group Issuer, Inc. (S)	7.000	07-15-24	5,600,000	5,916,400
Metals and mining 2.9%
ArcelorMittal	7.250	02-25-22	2,170,000	2,435,152
First Quantum Minerals, Ltd. (S)	7.250	05-15-22	5,075,000	4,922,750
FMG Resources August 2006 Pty, Ltd. (S)	6.875	04-01-22	1,660,000	1,713,950
FMG Resources August 2006 Pty, Ltd. (S)	9.750	03-01-22	1,805,000	2,082,248
Kinross Gold Corp.	5.950	03-15-24	1,965,000	2,014,125
Lundin Mining Corp. (S)	7.500	11-01-20	3,200,000	3,411,200
Novelis Corp. (S)	5.875	09-30-26	1,935,000	1,932,581
Novelis Corp. (S)	6.250	08-15-24	2,075,000	2,147,625
Signode Industrial Group Lux SA (S)	6.375	05-01-22	4,410,000	4,443,075
Teck Resources, Ltd.	6.250	07-15-41	2,300,000	2,305,865
Teck Resources, Ltd. (S)	8.500	06-01-24	3,300,000	3,852,750
Paper and forest products 0.7%
Boise Cascade Company (S)	5.625	09-01-24	1,850,000	1,813,000
Norbord, Inc. (S)	6.250	04-15-23	6,110,000	6,354,400
Real estate 0.8%				8,667,613
Equity real estate investment trusts 0.6%
Communications Sales & Leasing, Inc.	8.250	10-15-23	4,710,000	4,933,725
Iron Mountain, Inc.	6.000	08-15-23	1,850,000	1,961,000
Real estate management and development 0.2%
Rialto Holdings LLC (S)	7.000	12-01-18	1,751,000	1,772,888
Telecommunication services 10.6%				114,230,764
Diversified telecommunication services 7.1%
CenturyLink, Inc.	7.500	04-01-24	5,430,000	5,579,325
CSC Holdings LLC (S)	5.500	04-15-27	3,030,000	3,007,275
Frontier Communications Corp.	6.250	09-15-21	4,150,000	3,893,219
Frontier Communications Corp.	7.125	01-15-23	4,500,000	3,937,500
Frontier Communications Corp.	11.000	09-15-25	9,515,000	9,538,788
GCI, Inc.	6.875	04-15-25	6,965,000	6,947,588
Inmarsat Finance PLC (S)	4.875	05-15-22	2,795,000	2,662,238
Intelsat Jackson Holdings SA	5.500	08-01-23	2,305,000	1,504,013
Intelsat Jackson Holdings SA	7.500	04-01-21	6,000,000	4,346,220
Intelsat Jackson Holdings SA (S)	8.000	02-15-24	2,361,000	2,378,708
SBA Communications Corp.	4.875	07-15-22	7,135,000	7,140,922

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       18

	Rate (%)	Maturity date	Par value^	Value
Telecommunication services (continued)
Diversified telecommunication services (continued)
SFR Group SA (S)	6.250	05-15-24	3,625,000	$3,584,219
SFR Group SA (S)	7.375	05-01-26	4,600,000	4,588,500
T-Mobile USA, Inc.	6.000	03-01-23	6,000,000	6,285,000
Wind Acquisition Finance SA (S)	7.375	04-23-21	7,990,000	8,149,800
Windstream Services LLC	7.500	06-01-22	2,500,000	2,361,725
Windstream Services LLC	7.750	10-01-21	1,000,000	995,000
Wireless telecommunication services 3.5%
Digicel, Ltd. (S)	6.000	04-15-21	5,155,000	4,477,066
Digicel, Ltd. (S)	6.750	03-01-23	3,605,000	3,100,300
Sprint Communications, Inc.	6.000	11-15-22	4,980,000	4,805,700
Sprint Communications, Inc.	7.000	08-15-20	765,000	793,688
Sprint Communications, Inc.	8.375	08-15-17	2,000,000	2,080,625
Sprint Communications, Inc.	11.500	11-15-21	1,600,000	1,912,000
Sprint Corp.	7.125	06-15-24	8,075,000	8,014,438
Sprint Corp.	7.875	09-15-23	3,065,000	3,164,613
T-Mobile USA, Inc.	6.000	04-15-24	2,100,000	2,205,000
T-Mobile USA, Inc.	6.500	01-15-26	4,725,000	5,103,000
T-Mobile USA, Inc.	6.625	04-01-23	1,580,000	1,674,294
Utilities 2.9%				30,914,188
Electric utilities 0.8%
Talen Energy Supply LLC	4.600	12-15-21	3,500,000	2,826,250
Talen Energy Supply LLC (S)	4.625	07-15-19	6,400,000	6,088,000
Gas utilities 0.4%
AmeriGas Partners LP	5.625	05-20-24	4,150,000	4,098,125
Independent power and renewable electricity producers 1.7%
NRG Energy, Inc.	6.250	07-15-22	3,020,000	3,027,550
NRG Energy, Inc. (S)	6.625	01-15-27	3,100,000	2,867,500
NRG Energy, Inc. (S)	7.250	05-15-26	2,155,000	2,106,513
NRG Yield Operating LLC	5.375	08-15-24	9,950,000	9,900,250
Convertible bonds 0.4%				$3,779,041
(Cost $4,133,994)
Energy 0.2%				2,211,541
SandRidge Energy, Inc. (I)	0.000	10-04-20	1,817,394	2,211,541
Telecommunication services 0.2%				1,567,500
Clearwire Communications LLC (S)	8.250	12-01-40	1,500,000	1,567,500
Term loans (M) 3.5%				$37,416,563
(Cost $39,400,516)
Consumer discretionary 0.2%				2,229,235
Hotels, restaurants and leisure 0.0%
Fontainebleau Las Vegas Holdings LLC (H)	1.000	06-06-17	1,618,638	0

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       19

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Hotels, restaurants and leisure (continued)
Fontainebleau Las Vegas Holdings LLC (H)	1.000	06-06-17	757,938	$0
Media 0.1%
iHeartCommunications, Inc.	7.356	01-30-19	1,322,237	1,023,491
Specialty retail 0.1%
Payless, Inc.	5.000	03-11-21	1,950,000	1,205,744
Energy 0.2%				2,396,583
Oil, gas and consumable fuels 0.2%
Citgo Holding, Inc.	9.500	05-12-18	2,371,681	2,396,583
Industrials 1.7%				18,478,411
Aerospace and defense 0.9%
Jazz Acquisition, Inc.	4.500	06-19-21	1,580,416	1,466,832
WP CPP Holdings LLC	4.500	12-28-19	7,063,231	6,886,650
WP CPP Holdings LLC	8.750	04-30-21	1,400,000	1,351,000
Building products 0.2%
Builders FirstSource, Inc.	4.750	08-11-22	2,668,396	2,681,738
Machinery 0.5%
Gardner Denver, Inc.	4.250	07-30-20	5,054,593	4,915,591
Road and rail 0.1%
Aegis Toxicology Corp.	9.500	08-24-21	1,480,000	1,176,600
Materials 0.2%				2,172,390
Construction materials 0.2%
Doncasters Group, Ltd.	9.500	10-09-20	2,361,293	2,172,390
Telecommunication services 0.8%				8,120,969
Diversified telecommunication services 0.5%
Birch Communications, Inc.	7.750	07-17-20	3,282,488	2,699,847
Windstream Services LLC	4.750	03-16-21	2,004,925	2,007,431
Media 0.3%
Ancestry.com Operations, Inc.	5.250	10-19-23	3,408,000	3,413,691
Utilities 0.4%				4,018,975
Electric utilities 0.2%
ExGen Texas Power LLC	5.750	09-16-21	1,974,804	1,498,383
Independent power and renewable electricity producers 0.2%
Dynegy, Inc.	5.000	06-27-23	2,510,000	2,520,592
Capital preferred securities 0.1%				$1,148,000
(Cost $1,330,235)
Financials 0.1%				1,148,000
ILFC E-Capital Trust II (P)(S)	4.250	12-21-65	1,400,000	1,148,000

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       20

	Rate (%)	Maturity date	Par value^	Value
Collateralized mortgage obligations 0.6%				$6,808,393
(Cost $2,590,497)
Commercial and residential 0.6%				6,808,393
Banc of America Re-Remic Trust Series 2013-DSNY, Class F (P) (S)	4.035	09-15-26	1,000,000	995,098
CGBAM Commercial Mortgage Trust Series 2015-SMRT, Class F (P) (S)	3.912	04-10-28	1,500,000	1,415,240
HarborView Mortgage Loan Trust
Series 2007-3, Class ES IO (S)	0.350	05-19-47	105,210,566	1,644,441
Series 2007-4, Class ES IO	0.350	07-19-47	112,668,186	1,639,773
Series 2007-6, Class ES IO (S)	0.342	08-19-37	87,298,437	1,113,841
Asset backed securities 0.2%				$2,211,345
(Cost $2,311,650)
Driven Brands Funding LLC Series 2015-1A, Class A2 (S)	5.216	07-20-45	2,311,650	2,211,345
			Shares	Value
Common stocks 0.5%				$5,495,935
(Cost $30,315,841)
Consumer discretionary 0.0%				0
Hotels, restaurants and leisure 0.0%
Trump Entertainment Resorts, Inc. (I)(V)			557,205	0
Media 0.0%
Vertis Holdings, Inc. (I)			560,094	0
Energy 0.5%				5,129,322
Energy equipment and services 0.0%
TPT Acquisition, Inc. (I)			2,560	0
Oil, gas and consumable fuels 0.5%
Halcon Resources Corp. (I)			353,731	3,363,984
SandRidge Energy, Inc. (I)			77,089	1,765,338
Financials 0.0%				223,000
Diversified financial services 0.0%
iPayment, Inc. (I)			223,000	223,000
Industrials 0.0%				143,613
Machinery 0.0%
Glasstech, Inc., Series A (I)			144	143,613
Preferred securities 1.8%				$19,602,775
(Cost $21,235,188)
Financials 0.4%				4,293,105
Diversified financial services 0.4%
GMAC Capital Trust I, 6.691% (P)			170,700	4,293,105

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       21

			Shares	Value
Health care 0.1%				$1,589,220
Pharmaceuticals 0.1%
	Teva Pharmaceutical Industries, Ltd., 7.000%		2,430	1,589,220
Industrials 0.3%				2,928,530
Machinery 0.3%
	Glasstech, Inc., Series B (I)		4,475	2,928,530
Utilities 1.0%				10,791,920
Electric utilities 0.3%
	NextEra Energy, Inc., 6.123%		57,700	2,711,900
Multi-utilities 0.7%
	Dominion Resources, Inc., 6.750%		106,000	5,205,660
	DTE Energy Company, 6.500%		56,360	2,874,360
Escrow certificates 0.0%				$180
(Cost $290,749)
Energy 0.0%				180
Seventy Seven Energy, Inc. (I)			3,130,000	180
Warrants 0.0%				$244,712
(Cost $1,747,023)
Halcon Resources Corp. (Expiration Date: 9-9-20) (I)(N)			17,215	42,865
Seventy Seven Energy, Inc. (Expiration Date: 8-1-21) (I)(N)			27,003	201,847
			Shares/Par	Value
Purchased options 0.0%				$273,800
(Cost $415,052)
Put options 0.0%				273,800
Over the Counter Option on the AUD vs. USD (Expiration Date: 6-30-17; Strike Price: AUD 0.68; Counterparty: HSBC) (I)			7,500,000	61,720
Over the Counter Option on the EUR vs. USD (Expiration Date: 2-6-17; Strike Price: EUR 1.03; Counterparty: Goldman Sachs & Company) (I)			3,750,000	30,651
Over the Counter Option on the EUR vs. USD (Expiration Date: 6-19-18; Strike Price: EUR 0.95; Counterparty: RBC Dominion Securities, Inc.) (I)			7,500,000	124,519
Over the Counter Option on the USD vs. CAD (Expiration Date: 1-25-17; Strike Price: $1.25; Counterparty: RBC Dominion Securities, Inc.) (I)			7,500,000	1,470
Over the Counter Option on the USD vs. CAD (Expiration Date: 3-26-18; Strike Price: $1.20; Counterparty: RBC Dominion Securities, Inc.) (I)			7,000,000	55,440
	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 1.1%				$11,505,000
(Cost $11,505,000)
U.S. Government Agency 0.6%				6,611,000
Federal Farm Credit Bank Discount Note	0.180	12-01-16	542,000	542,000
Federal Home Loan Bank Discount Note	0.100	12-01-16	6,069,000	6,069,000

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       22

	Par value^	Value
Repurchase agreement 0.5%		$4,894,000
Barclays Tri-Party Repurchase Agreement dated 11-30-16 at 0.260% to be repurchased at $3,905,028 on 12-1-16, collateralized by $2,900,100 U.S. Treasury Inflation Indexed Bonds, 2.500% due 1-15-29 (valued at $ 3,983,244, including interest)	3,905,000	3,905,000
Repurchase Agreement with State Street Corp. dated 11-30-16 at 0.030% to be repurchased at $989,001 on 12-1-16, collateralized by $970,000 U.S. Treasury Notes, 2.750% due 2-15-24 (valued at $1,013,650, including interest)	989,000	989,000
Total investments (Cost $1,074,288,622)† 97.5%		$1,053,584,583
Other assets and liabilities, net 2.5%		$27,400,815
Total net assets 100.0%		$1,080,985,398

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Currency abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
USD	U.S. Dollar
Key to Security Abbreviations and Legend
IO	Interest Only Security — (Interest Tranche of Stripped Mortgage Pool). Rate shown is the effective yield at period end.
LIBOR	London Interbank Offered Rate
PIK	Payment-in-kind
(H)	Non-income producing - Issuer is in default.
(I)	Non-income producing security.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(N)	Strike price and/or expiration date not available.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $450,648,489 or 41.7% of the fund's net assets as of 11-30-16.
(V)	The fund owns 5% or more of the outstanding voting shares of the issuer and the security is considered an affiliate of the fund. For more information on this security refer to the Notes to financial statements.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 11-30-16, the aggregate cost of investment securities for federal income tax purposes was $1,076,219,563. Net unrealized depreciation aggregated to $22,634,980, of which $37,585,834 related to appreciated investment securities and $60,220,814 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       23

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 11-30-16 (unaudited)

Assets
Investments, at value (Cost $1,074,288,622)	$1,053,584,583
Cash	44,138
Foreign currency, at value (Cost $15)	12
Cash segregated at custodian for derivative contracts	1,090,000
Receivable for investments sold	19,770,784
Receivable for fund shares sold	976,527
Unrealized appreciation on forward foreign currency contracts	237,598
Dividends and interest receivable	16,954,672
Swap contracts, at value (including net unamortized upfront payment of $299,559)	275,204
Other receivables and prepaid expenses	75,532
Total assets	1,093,009,050
Liabilities
Payable for investments purchased	5,466,753
Unrealized depreciation on forward foreign currency contracts	199,876
Payable for fund shares repurchased	4,788,401
Swap contracts, at value (including net unamortized upfront payment of $927,628)	1,021,208
Distributions payable	291,700
Payable to affiliates
Accounting and legal services fees	40,383
Transfer agent fees	62,283
Distribution and service fees	13,434
Trustees' fees	2,405
Other liabilities and accrued expenses	137,209
Total liabilities	12,023,652
Net assets	$1,080,985,398
Net assets consist of
Paid-in capital	$1,692,138,730
Undistributed net investment income	381,585
Accumulated net realized gain (loss) on investments, futures contracts and swap agreements	(590,750,978)
Net unrealized appreciation (depreciation) on investments, translation of assets and liabilities in foreign currencies and swap agreements	(20,783,939)
Net assets	$1,080,985,398

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       24

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($457,742,824 ÷ 133,824,446 shares)[1]	$3.42
Class B ($16,029,614 ÷ 4,681,647 shares)[1]	$3.42
Class C ($127,352,498 ÷ 37,257,850 shares)[1]	$3.42
Class I ($133,521,442 ÷ 39,108,121 shares)	$3.41
Class R6 ($96,744 ÷ 28,331 shares)	$3.41
Class NAV ($346,242,276 ÷ 101,399,980 shares)	$3.41
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$3.56

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       25

STATEMENT OF OPERATIONS   For the year ended 11-30-16 (unaudited)

Investment income
Interest	$25,339,296
Dividends	453,981
Less foreign taxes withheld	(11,883)
Total investment income	25,781,394
Expenses
Investment management fees	1,974,115
Distribution and service fees	910,399
Accounting and legal services fees	88,747
Transfer agent fees	289,606
Trustees' fees	6,143
State registration fees	39,643
Printing and postage	26,038
Professional fees	61,100
Custodian fees	62,731
Other	50,575
Total expenses	3,509,097
Less expense reductions	(29,198)
Net expenses	3,479,899
Net investment income	22,301,495
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	(12,072,521)
Futures contracts	(565,433)
Swap contracts	(43,205)
(12,681,159)
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	30,238,974
Futures contracts	57,056
Swap contracts	(15,827)
30,280,203
Net realized and unrealized gain	17,599,044
Increase in net assets from operations	$39,900,539

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       26

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 11-30-16	Year ended 5-31-16
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$22,301,495	$41,704,416
Net realized loss	(12,681,159)	(54,710,784)
Change in net unrealized appreciation (depreciation)	30,280,203	(5,861,228)
Increase (decrease) in net assets resulting from operations	39,900,539	(18,867,596)
Distributions to shareholders
From net investment income
Class A	(9,293,460)	(17,300,627)
Class B	(473,257)	(1,303,924)
Class C	(2,411,621)	(4,970,500)
Class I	(1,678,269)	(2,475,223)
Class R6	(561)	—
Class NAV	(10,337,226)	(19,716,666)
Total distributions	(24,194,394)	(45,766,940)
From fund share transactions	386,342,062	(73,456,528)
Total increase (decrease)	402,048,207	(138,091,064)
Net assets
Beginning of period	678,937,191	817,028,255
End of period	$1,080,985,398	$678,937,191
Undistributed net investment income	$381,585	$2,274,484

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       27

Financial highlights

Class A Shares Period ended	11-30-16	[1]	5-31-16	5-31-15	5-31-14		5-31-13	5-31-12
Per share operating performance
Net asset value, beginning of period	$3.32		$3.62	$3.94	$3.90		$3.42	$3.96
Net investment income[2]	0.10		0.20	0.22	0.24		0.25	0.23
Net realized and unrealized gain (loss) on investments	0.11		(0.28)	(0.29)	0.06		0.47	(0.57)
Total from investment operations	0.21		(0.08)	(0.07)	0.30		0.72	(0.34)
Less distributions
From net investment income	(0.11)		(0.22)	(0.25)	(0.26)		(0.24)	(0.20)
Net asset value, end of period	$3.42		$3.32	$3.62	$3.94		$3.90	$3.42
Total return (%)[3,4]	6.24	[5]	(2.03)	(1.77)	8.00		21.81	(8.33)
Ratios and supplemental data
Net assets, end of period (in millions)	$458		$258	$321	$383		$402	$398
Ratios (as a percentage of average net assets):
Expenses before reductions	0.97	[6]	0.97	0.95	0.98		1.05	1.07
Expenses including reductions	0.96	[6]	0.96	0.94	0.97		1.05	1.07
Net investment income	5.69	[6]	6.01	5.84	6.25		6.87	6.62
Portfolio turnover (%)	32	[7]	89	80	75	[7]	103	46

1	Six months ended 11-30-16. Unaudited.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       28

Class B Shares Period ended	11-30-16	[1]	5-31-16	5-31-15	5-31-14		5-31-13	5-31-12
Per share operating performance
Net asset value, beginning of period	$3.32		$3.63	$3.94	$3.90		$3.42	$3.96
Net investment income[2]	0.08		0.17	0.19	0.21		0.22	0.20
Net realized and unrealized gain (loss) on investments	0.11		(0.29)	(0.28)	0.06		0.48	(0.56)
Total from investment operations	0.19		(0.12)	(0.09)	0.27		0.70	(0.36)
Less distributions
From net investment income	(0.09)		(0.19)	(0.22)	(0.23)		(0.22)	(0.18)
Net asset value, end of period	$3.42		$3.32	$3.63	$3.94		$3.90	$3.42
Total return (%)[3,4]	5.81	[5]	(3.07)	(2.27)	7.20		20.91	(9.02)
Ratios and supplemental data
Net assets, end of period (in millions)	$16		$19	$29	$44		$54	$53
Ratios (as a percentage of average net assets):
Expenses before reductions	1.73	[6]	1.74	1.74	1.75		1.80	1.82
Expenses including reductions	1.72	[6]	1.73	1.74	1.75		1.80	1.82
Net investment income	4.90	[6]	5.22	5.07	5.49		6.12	5.87
Portfolio turnover (%)	32	[7]	89	80	75	[7]	103	46

1	Six months ended 11-30-16. Unaudited.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       29

Class C Shares Period ended	11-30-16	[1]	5-31-16	5-31-15	5-31-14		5-31-13	5-31-12
Per share operating performance
Net asset value, beginning of period	$3.31		$3.62	$3.94	$3.90		$3.42	$3.96
Net investment income[2]	0.08		0.18	0.19	0.21		0.22	0.20
Net realized and unrealized gain (loss) on investments	0.12		(0.30)	(0.29)	0.06		0.48	(0.56)
Total from investment operations	0.20		(0.12)	(0.10)	0.27		0.70	(0.36)
Less distributions
From net investment income	(0.09)		(0.19)	(0.22)	(0.23)		(0.22)	(0.18)
Net asset value, end of period	$3.42		$3.31	$3.62	$3.94		$3.90	$3.42
Total return (%)[3,4]	5.84	[5]	(2.77)	(2.51)	7.21		20.92	(9.02)
Ratios and supplemental data
Net assets, end of period (in millions)	$127		$79	$100	$123		$130	$131
Ratios (as a percentage of average net assets):
Expenses before reductions	1.72	[6]	1.73	1.71	1.73		1.80	1.82
Expenses including reductions	1.72	[6]	1.72	1.70	1.72		1.80	1.82
Net investment income	4.94	[6]	5.26	5.09	5.50		6.12	5.87
Portfolio turnover (%)	32	[7]	89	80	75	[7]	103	46

1	Six months ended 11-30-16. Unaudited.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
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Class I Shares Period ended	11-30-16	[1]	5-31-16	5-31-15	5-31-14		5-31-13	5-31-12
Per share operating performance
Net asset value, beginning of period	$3.31		$3.62	$3.93	$3.90		$3.41	$3.96
Net investment income[2]	0.10		0.21	0.23	0.25		0.27	0.24
Net realized and unrealized gain (loss) on investments	0.11		(0.29)	(0.28)	0.05		0.48	(0.57)
Total from investment operations	0.21		(0.08)	(0.05)	0.30		0.75	(0.33)
Less distributions
From net investment income	(0.11)		(0.23)	(0.26)	(0.27)		(0.26)	(0.22)
Net asset value, end of period	$3.41		$3.31	$3.62	$3.93		$3.90	$3.41
Total return (%)[3]	6.39	[4]	(2.07)	(1.28)	8.05		22.58	(8.26)
Ratios and supplemental data
Net assets, end of period (in millions)	$134		$34	$45	$58		$40	$20
Ratios (as a percentage of average net assets):
Expenses before reductions	0.70	[5]	0.72	0.75	0.72		0.72	0.72
Expenses including reductions	0.69	[5]	0.71	0.72	0.72		0.72	0.72
Net investment income	6.01	[5]	6.24	6.05	6.44		7.21	6.91
Portfolio turnover (%)	32	[6]	89	80	75	[6]	103	46

1	Six months ended 11-30-16. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
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Class R6 Shares Period ended	11-30-16	[1,2]
Per share operating performance
Net asset value, beginning of period	$3.44
Net investment income[3]	0.02
Net realized and unrealized loss on investments	(0.03)
Total from investment operations	(0.01)
Less distributions
From net investment income	(0.02)
Net asset value, end of period	$3.41
Total return (%)[4]	(0.87	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.58	[7]
Expenses including reductions	0.56	[7]
Net investment income	5.72	[7]
Portfolio turnover (%)	32	[8,9]

1	Period ended 11-30-16. Unaudited.
2	The inception date for Class R6 shares is 10-31-16.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable period.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	Excludes merger activity.
9	The portfolio turnover is shown for the period from 6-1-16 to 11-30-16.

SEE NOTES TO FINANCIAL STATEMENTS
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Class NAV Shares Period ended	11-30-16	[2]	5-31-16	5-31-15	5-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$3.31		$3.62	$3.93	$3.85
Net investment income[3]	0.10		0.21	0.23	0.15
Net realized and unrealized gain (loss) on investments	0.11		(0.29)	(0.27)	0.10
Total from investment operations	0.21		(0.08)	(0.04)	0.25
Less distributions
From net investment income	(0.11)		(0.23)	(0.27)	(0.17)
Net asset value, end of period	$3.41		$3.31	$3.62	$3.93
Total return (%)[4]	6.46	[5]	(1.93)	(1.11)	6.62	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$346		$290	$321	$603
Ratios (as a percentage of average net assets):
Expenses before reductions	0.60	[6]	0.59	0.56	0.56	[6]
Expenses including reductions	0.59	[6]	0.58	0.55	0.55	[6]
Net investment income	6.05	[6]	6.39	6.24	6.39	[6]
Portfolio turnover (%)	32	[7]	89	80	75	[7,8]

1	The inception date for Class NAV shares is 10-21-13.
2	Six months ended 11-30-16. Unaudited.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	Excludes merger activity.
8	The portfolio turnover is shown for the period from 6-1-13 to 5-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
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Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock High Yield Fund, formerly John Hancock Focused High Yield Fund, (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek high current income. Capital appreciation is a secondary goal.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Effective October 28, 2016, John Hancock Focused High Yield Fund changed its name to John Hancock High Yield Fund.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option trades. Swaps and unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The

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frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of November 30, 2016, by major security category or type:

	Total value at 11-30-16	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Corporate bonds	$965,098,839	—	$965,098,839	—
Convertible bonds	3,779,041	—	3,779,041	—
Term loans	37,416,563	—	37,416,563	—
Capital preferred securities	1,148,000	—	1,148,000	—
Collateralized mortgage obligations	6,808,393	—	6,808,393	—
Asset backed securities	2,211,345	—	2,211,345	—
Common stocks	5,495,935	$5,129,322	223,000	$143,613
Preferred securities	19,602,775	16,674,245	—	2,928,530
Escrow certificates	180	—	—	180
Warrants	244,712	244,712	—	—
Purchased options	273,800	—	273,800	—
Short-term investments	11,505,000	—	11,505,000	—
Total investments in securities	$1,053,584,583	$22,048,279	$1,028,463,981	$3,072,323
Other financial instruments
Forward foreign currency contracts	$37,722	—	$37,722	—
Credit default swaps	(746,004)	—	(746,004)	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

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Term loans (Floating rate loans). The fund may invest in term loans, which often include debt securities that are rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk, risk associated with extended settlement, and the risks of being a lender. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

The fund's ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund's failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund's income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund's exposure to such investments is substantial, could impair the fund's ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor's credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.

At November 30, 2016, the fund had $4,864,000 in unfunded loan commitments outstanding.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes.The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

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Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for certain funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million unsecured committed line of credit. For the six months ended November 30, 2016, the fund had no borrowings under either line of credit. Commitment fees for the six months ended November 30, 2016, were $1,748.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of May 31, 2016, the fund has a capital loss carryforward of $576,561,013 available to offset future net realized capital gains. The following table details the capital loss carryforward available as of May 31, 2016:

Capital loss carryforward expiring at May 31			No expiration date
2017	2018	2019	Short-term	Long-term
$7,851,707	$125,324,964	$104,329,868	$30,134,362	$308,920,112

Due to certain Internal Revenue Code rules, utilization of the capital loss carryforwards may be limited in future years.

As of May 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gains distributions, if any, are distributed annually.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent

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period. Book-tax differences are primarily attributable to expiration of capital loss carryforwards, wash sale deferrals, and amortization and accretion on debt securities.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts, certain options and certain swaps are typically traded through the OTC market. Certain forwards, options and swaps are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the portfolio's custodian and is noted in the accompanying portfolio of investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures are traded on an exchange. Exchange-traded transactions generally present less counterparty risk to a fund than OTC transactions due to margin requirements of the exchanges where the instruments are traded. The exchange stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange and the clearing member. Margin requirements for exchange-traded derivatives are set by the broker.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

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During the six months ended November 30, 2016, the fund used futures contracts to manage duration and maintain diversity of the fund. The fund held futures contracts with notional values ranging up to $32.4 million as measured at each quarter end. There were no open futures contracts as of November 30, 2016.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the six months ended November 30, 2016, the fund used forward foreign currency contracts to manage against anticipated currency exchange rates of the fund. The fund held forward foreign currency contracts with notional values ranging up to $16.3 million as measured at each quarter end. The following table summarizes the contracts held at November 30, 2016:

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
CAD	11,005,312	EUR	7,500,000	Morgan Stanley Capital Services, Inc.	12/21/2016	$237,598	—	$237,598
EUR	7,500,000	CAD	10,954,575	Morgan Stanley Capital Services, Inc.	12/21/2016	—	($199,819)	(199,819)
USD	37,722	CAD	50,738	Morgan Stanley Capital Services, Inc.	12/21/2016	—	(57)	(57)
						$237,598	($199,876)	$37,722

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the portfolio of investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost.

During the six months ended November 30, 2016, the fund used purchased options to manage against anticipated currency exchange rates. During the six months ended November 30, 2016, the fund held purchased options with market values ranging from $0.2 million to $0.3 million, as measured at each quarter end.

Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined

SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       39

credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

Upfront payments made/received by the fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

During the six months ended November 30, 2016, the fund used CDS as a Buyer of protection to manage against potential credit events. The fund held credit default swap contracts with total USD notional amounts ranging from $34.0 million to $44.0 million, as measured at each quarter end. The following table summarizes the credit default swap contracts the fund held as of November 30, 2016 as a Buyer of protection.

Counterparty	Reference obligation	Notional amount	Currency	(Pay)/ received fixed rate	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market value
Morgan Stanley Capital Services	Campbell Soup Company	5,000,000	USD	(1.000)%	Dec 2020	($121,458)	($20,358)	($141,816)
Morgan Stanley Capital Services	Lowe's Companies, Inc.	5,000,000	USD	(1.000)%	Dec 2020	(164,004)	(7,526)	(171,530)
Morgan Stanley Capital Services	The Kroger Co.	1,000,000	USD	(1.000)%	Dec 2020	(23,502)	1,203	(22,299)
Morgan Stanley Capital Services	The Kroger Co.	5,000,000	USD	(1.000)%	Dec 2020	(103,321)	(8,175)	(111,496)
Morgan Stanley Capital Services	The Procter & Gamble Company	1,000,000	USD	(1.000)%	Dec 2020	(27,536)	(6,422)	(33,958)
Morgan Stanley Capital Services	The Procter & Gamble Company	5,000,000	USD	(1.000)%	Dec 2020	(137,442)	(32,350)	(169,792)
Morgan Stanley Capital Services	The Walt Disney Company	1,000,000	USD	(1.000)%	Dec 2020	(32,420)	(420)	(32,840)
Morgan Stanley Capital Services	The Walt Disney Company	5,000,000	USD	(1.000)%	Dec 2020	(163,863)	(335)	(164,198)
Morgan Stanley Capital Services	Wal-Mart Stores, Inc.	1,000,000	USD	(1.000)%	Dec 2020	(26,726)	(2,154)	(28,880)
Morgan Stanley Capital Services	Wal-Mart Stores, Inc.	5,000,000	USD	(1.000)%	Dec 2020	(127,356)	(17,043)	(144,399)
Morgan Stanley Capital Services	Xerox Corp.	10,000,000	USD	(1.000)%	Dec 2021	299,559	(24,355)	275,204
						($628,069)	($117,935)	($746,004)

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at November 30, 2016 by risk category:

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Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivatives fair value
Foreign currency	Investments, at value*	Purchased options	$273,800	—
Foreign currency	Unrealized appreciation/depreciation on forward foreign currency exchange contracts	Forward foreign currency contracts	237,598	($199,876)
Credit	Swap contracts, at value	Credit default swaps	275,204	(1,021,208)
			$786,602	($1,221,084)

* Purchased options are included in the Fund's investments disclosed in the Statement of assets and liabilities.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended November 30, 2016:

	Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts	Investments and foreign currency transactions[1]	Swap contracts	Total
Interest rate	($565,433)	—	—	($565,433)
Foreign currency	—	$25,239	—	25,239
Credit	—	—	($43,205)	(43,205)
Total	($565,433)	$25,239	($43,205)	($583,399)

1 Realized gain/loss associated with purchased options is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended November 30, 2016:

	Statement of operations location - Change in unrealized appreciation (depreciation)
Risk	Futures contracts	Investments and translation of assets and liabilities in foreign currencies[1]	Investments and translation of assets and liabilities in foreign currencies[2]	Swap contracts	Total
Interest rate	$57,056	—	—	—	$57,056
Foreign currency	—	$37,722	($115,679)	—	(77,957)
Credit	—	—	—	($15,827)	(15,827)
Total	$57,056	$37,722	($115,679)	($15,827)	($36,728)

1 Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption of the Statement of operations.

2 Change in unrealized appreciation/depreciation associated with purchased options is included in this caption of the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

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Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor on an annual basis, equal to the sum of: (a) 0.6250% of the first $75 million of the fund's average daily net assets, (b) 0.5625% of the next $75 million of the fund's average daily net assets, (c) 0.5000% of the next $350 million of the fund's average daily net assets, (d) 0.4750% of the next $2 billion of the fund's average daily net assets and (e) 0.4500% of the fund's average daily net assets in excess of $2.5 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended November 30, 2016, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 0.72% for Class I shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly and short dividend expense. The current expense limitation agreement for Class I will expire on September 30, 2017, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average net assets, on an annualized basis, attributable to the class. The fee waiver and/or reimbursement expires on September 30, 2017, unless renewed by mutual agreement of the fund and Advisor based upon a determination that this is appropriate under the circumstances at that time.

For the six months ended November 30, 2016, these expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$11,358	Class I	$1,971
Class B	664	Class NAV	11,849
Class C	3,356	Total	$29,198

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees incurred for the six months ended November 30, 2016 were equivalent to a net annual effective rate of 0.50% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended November 30, 2016 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

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Class	Rule 12b-1 fee
Class A	0.25%
Class B	1.00%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $174,638 for the six months ended November 30, 2016. Of this amount, $23,171 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $147,710 was paid as sales commissions to broker-dealers and $3,757 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended November 30, 2016, CDSCs received by the Distributor amounted to $2, $12,500 and $1,035 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended November 30, 2016 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$377,207	$192,194
Class B	87,971	11,072
Class C	445,221	56,524
Class I	—	29,815
Class R6	—	1
Total	$910,399	$289,606

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

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Note 6 — Fund share transactions

Transactions in fund shares for the six months ended November 30, 2016 and the year ended May 31, 2016 were as follows:

		Six months ended 11-30-16		Year ended 5-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	6,668,049	$22,673,143	13,092,181	$42,773,141
Issued in reorganization (Note 7)	66,603,384	230,507,652	—	—
Distributions reinvested	2,403,519	8,200,622	4,456,743	14,837,248
Repurchased	(19,599,787)	(66,627,788)	(28,284,113)	(95,980,305)
Net increase (decrease)	56,075,165	$194,753,629	(10,735,189)	($38,369,916)
Class B shares
Sold	20,600	$69,818	142,686	$482,892
Distributions reinvested	126,026	429,680	348,906	1,163,504
Repurchased	(1,055,969)	(3,596,445)	(2,993,317)	(10,013,525)
Net decrease	(909,343)	($3,096,947)	(2,501,725)	($8,367,129)
Class C shares
Sold	874,126	$2,987,739	1,482,865	$4,979,173
Issued in reorganization (Note 7)	14,380,979	49,739,491	—	—
Distributions reinvested	646,501	2,204,368	1,338,151	4,451,970
Repurchased	(2,485,440)	(8,469,013)	(6,672,025)	(22,283,098)
Net increase (decrease)	13,416,166	$46,462,585	(3,851,009)	($12,851,955)
Class I shares
Sold	4,865,808	$16,592,070	4,485,768	$14,641,288
Issued in reorganization (Note 7)	29,381,629	101,504,714	—	—
Distributions reinvested	445,032	1,515,798	626,930	2,086,185
Repurchased	(5,711,333)	(19,455,246)	(7,499,048)	(24,813,905)
Net increase (decrease)	28,981,136	$100,157,336	(2,386,350)	($8,086,432)
Class R6 shares[1]
Sold	41	$138	—	—
Issued in reorganization (Note 7)	28,281	97,722	—	—
Distributions reinvested	9	31	—	—
Net increase	28,331	$97,891	—	—
Class NAV shares
Sold	5,265,784	$17,838,373	11,908,157	$38,342,542
Issued in reorganization (Note 7)	19,300,015	66,688,326	—	—
Distributions reinvested	3,036,001	10,337,226	5,929,589	19,716,666
Repurchased	(13,729,732)	(46,896,357)	(19,102,396)	(63,840,304)
Net increase (decrease)	13,872,068	$47,967,568	(1,264,650)	($5,781,096)
Total net increase (decrease)	111,463,523	$386,342,062	(20,738,923)	($73,456,528)

1 The inception date for Class R6 shares is 10-31-16.

Affiliates of the fund owned 94% and 100% of shares of beneficial interest of Class R6 and Class NAV shares, respectively, on November 30, 2016.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $250,423,575 and $332,824,373, respectively, for the six months ended November 30, 2016.

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Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At November 30, 2016, funds within the John Hancock group of funds complex held 31.4% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Lifestyle Balanced Portfolio	12.6%
John Hancock Funds II Lifestyle Growth Portfolio	6.4%
John Hancock Funds II Lifestyle Moderate Portfolio	5.1%

Note 9 — Transactions in securities of affiliated issuers

Affiliated issuers, as defined by the 1940 Act, are those in which the fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the fund's transactions in the securities of these issuers during the six months ended November 30, 2016, is set forth below:

Affiliate	Beginning share amount	Ending share amount	Realized gain (loss)	Dividend income	Ending value
Trump Entertainment Resorts, Inc.
Purchased: none Sold: none	557,205	557,205	—	—	—

Note 10 — Interfund trading

The fund is permitted to purchase or sell securities from or to certain other affiliated funds, as set forth in Rule 17a-7 of the 1940 Act, under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund that is or could be considered an affiliate complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the six months ended November 30, 2016, the fund engaged in purchases amounting to $8,469,368.

Note 11 — Reorganization

On September 30, 2016, the shareholders of JHF III Core High Yield Fund (the Acquired Portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of the High Yield Fund (the Acquiring Portfolio) with a value equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolio in exchange for shares of the Acquiring Portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired Portfolio; and (c) the distribution to Acquired Portfolio's shareholders of such Acquiring Portfolio's shares. The reorganization was intended to consolidate the Acquired Portfolio with portfolios with similar objectives and achieve economies of scale. As a result of the reorganization, the Acquiring Portfolios are the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Portfolios or their shareholders. Thus, the investments were transferred to the Acquiring Portfolios at the Acquired Portfolios' identified cost. All distributable amounts of net income and realized gains from the Acquired Portfolios were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Portfolios. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on October 28, 2016. The following outlines the reorganization:

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Acquiring fund	Acquired fund	Net asset value of the acquired fund	Depreciation of the acquired fund Investment	Shares redeemed by the acquired fund	Shares issued by the acquiring fund	Acquiring fund net assets prior to combination	Acquiring fund total net assets after combination
Focused High Yield Fund	Core High Yield Fund	$448,537,905	($5,864,537)	46,854,645	129,694,288	$705,343,119	$1,153,881,024

Because the combined portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired Portfolio that have been included in the Acquiring Portfolio's Statement of operations at November 30, 2016. See Note 6 for capital shares issued in connection with the above referenced reorganizations.

Assuming the acquisition had been completed on June 1, 2016, the beginning of the reporting period, the Acquiring Portfolio's pro forma results of operations for the six months ended November 30, 2016 are as follows:

Net investment income	$32,021,885
Net realized and unrealized gain (loss)	33,761,675
Increase (decrease) in net assets from operations	$65,783,560

Note 12 — New rule issuance

In October 2016, the SEC issued Final Rule Release No. 33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. Management is in the process of reviewing the impact to the financial statements.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Bond Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor), for John Hancock High Yield Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 21-23, 2016 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 24-25, 2016.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 21-23, 2016, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

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Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund outperformed its benchmark index for the one- year period ended December 31, 2015 and underperformed its benchmark index for the three- and five year periods ended December 31, 2015. The Board also noted

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that the fund underperformed its peer group average for the one- and five-year periods ended December 31, 2015 and outperformed its peer group average for the three-year period. The Board noted the fund's favorable performance relative to the peer group for the three-year period. The Board concluded that the fund's performance is being monitored and reasonably addressed.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are lower than the peer group median.

The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor; and

SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       49

(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       50

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the subadvisor fees were higher than the Lipper peer group. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       51

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       52

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies. As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock High Yield Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF336779	57SA 11/16 1/17

John Hancock

Investment Grade Bond Fund

Semiannual report 11/30/16

A message to shareholders

Dear shareholder,

From the U.K.'s Brexit vote in June to Donald Trump's presidential election victory in November, the past six months have been marked by significant geopolitical changes. Longer-term interest rates in the United States generally rose during this time, especially in the final weeks of the period, making for a challenging environment for many segments of the fixed-income markets, particularly municipal bonds. The same was true of short-term rates, as the U.S. Federal Reserve decided in December to raise short-term lending rates for the first time in 2016.

The reality of higher interest rates is no surprise; rates around the world had for some time been hovering near historic lows, and in Japan and parts of Europe, central banks have been experimenting with pushing rates into negative territory. It's a trend that couldn't last forever, and the recent rise has been in the making for some time.

That said, fixed income still has a valuable role to play in diversified portfolios. At John Hancock Investments, we believe one of the best ways to navigate today's interest-rate volatility is by casting a wider net; your financial advisor can make sure that your fixed-income allocations are appropriate for your investment goals, and that they aren't overly reliant on interest rates as the primary driver of returns.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Investment Grade Bond Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
33	Financial statements
36	Financial highlights
43	Notes to financial statements
50	Continuation of investment advisory and subadvisory agreements
55	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks a high level of current income consistent with preservation of capital and maintenance of liquidity.

AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/16 (%)

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Investors regained appetite for risk

Investors appeared to be more willing to take risk after the November presidential election, as markets priced in the potential for stronger economic growth in the U.S.

Interest rates moved sharply higher

Longer-term rates rose throughout the period and were up sharply in November, while the U.S. Federal Reserve hiked short-term rates for the first time in 2016 in December, shortly after the end of the fund's reporting period.

The fund outperformed its benchmark

The fund posted a modest loss for the six-month period, but finished slightly ahead of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

PORTFOLIO COMPOSITION AS OF 11/30/16 (%)

A note about risks

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Mortgage- and asset-backed securities may be sensitive to changes in interest rates, and may be subject to early repayment and the market's perception of issuer creditworthiness. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Fund distributions generally depend on income from underlying investments and may vary or cease altogether in the future. Please see the fund's prospectus for additional risks.

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       3

Discussion of fund performance

An interview with Portfolio Managers Howard C. Greene, CFA, and Jeffrey N. Given, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Howard C. Greene, CFA
Portfolio Manager
John Hancock Asset Management

Jeffrey N. Given, CFA
Portfolio Manager
John Hancock Asset Management

The six months ended November 30, 2016, represented a volatile period for the fixed-income markets. What were some of the issues behind that turbulence?

The past six months were framed by two political events that played a large role in shaping the markets. The first was the U.K.'s surprise decision at the end of June to leave the European Union (Brexit). In the wake of that vote, investors sold off riskier positions and yields on U.S. Treasuries fell dramatically, with the 10-year note hitting an all-time low of 1.37% in early July. That sell-off was relatively short lived, however, as risk assets rallied and yields climbed gradually through the summer months and into early November.

The other significant political event, of course, was the U.S. presidential election. Donald J. Trump's victory caught most prognosticators off guard and markets were briefly volatile before launching into a significant rally for risk assets, including stocks and high-yield bonds. The yields on the 10-year U.S. Treasury spiked, climbing nearly 50 basis points in the three weeks from the election to the end of the month.

Meanwhile, interest rates, oil prices, and the general strength of the global economy also continued to be factors. With regard to interest rates, in December, the U.S. Federal Reserve (Fed) finally raised rates for a second time, having held rates steady for the first 11 months of the year, as it continued to normalize monetary policy. The move was widely anticipated by investors, and the real question for the Fed is what trajectory its policy moves take in 2017.

Where oil prices are headed is another question mark for investors. While prices today are close to double their January 2016 lows, they have been fairly volatile since the middle of the year, trading between $40 and $50 per barrel. Low energy prices have been a particular headwind to the high-yield bond market (generally bonds rated BB and lower), given the large number of smaller energy companies that had been issuing debt to expand operations. Investors expected an increase in

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       4

"Two of the biggest positive contributors to performance were the fund's limited exposure to U.S. Treasuries and its below-benchmark exposure to duration ..."
defaults in the absence of significantly higher oil prices, and to that end defaults in commodity-linked segments of the high-yield market have trended higher for much of 2016, although defaults in other segments remain quite low. It remains to be seen whether bond prices in the high-yield market remain correlated with oil prices, or if investors are willing to overlook the risks in the energy sector in order to capture higher yields from what broadly are fundamentally sound companies.
Lastly, concern about the strength of the global economy remained a general concern for investors. Developed markets—especially Europe and Japan—contended with sluggish growth, while central banks in those markets pursued aggressive monetary policies with mixed results thus far.

QUALITY COMPOSITION AS OF 11/30/16 (%)

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       5

"The reality for investors, however, is that for the foreseeable future, we are likely to remain in an environment of coupon-like returns."

What positions helped the fund's performance versus its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index?

Two of the biggest positive contributors to performance were the fund's limited exposure to U.S. Treasuries and its below-benchmark exposure to duration, which measures a portfolio's sensitivity to interest rates. Treasuries sold off throughout the period, and the fund's underweight position contributed positively to relative returns. Likewise, the fund's lower duration profile meant it was less susceptible to price declines as yields rose.

The fund's overweight position in investment-grade corporate debt also helped returns, particularly in the industrials and financials segments of the market.

Finally, exposure to mortgage debt—including commercial mortgage-backed securities, nonagency mortgage-backed securities, and agency mortgage-backed securities—boosted relative returns.

What positions detracted from relative performance?

The fund's small underweight positions in investment-grade U.S. utilities and foreign industrials were slight drags on returns. Altogether, these were relatively small positions for the fund and were not a significant factor in the fund's relative results versus the benchmark index.

Given the level of uncertainty in the markets, how are you positioning the fund for the next several months?

We're continuing to take a fairly conservative stance in general as we head into 2017. We don't believe now is the time to be making big bets on either interest rates or credit. To that end, we held a modestly defensive stance with respect to the fund's duration. Managing interest-rate exposure isn't a significant part of our overall strategy, however, as sector weighting and individual security selection remain our primary emphasis.

With that said, the fund holds some floating-rate securities, primarily mortgage-backed securities that hold adjustable rate loans. These investments can benefit if interest rates continue to move higher, and we believe they provide an element of diversification to the fund. With regard to credit, we have been focused on high-quality securities in both the U.S. and foreign markets. While our primary goal is to offer investors a well-diversified portfolio, in general we prefer credit-driven

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       6

holdings over rate-sensitive securities, given the incremental yields offered and the potential opportunity for some spread tightening.

The reality for investors, however, is that for the foreseeable future, we are likely to remain in an environment of coupon-like returns. There are not a lot of opportunities in the market for meaningful price appreciation, and given the headwinds of rising interest rates and sluggish global economic growth, we prefer a more conservative tilt to the portfolio. As the Fed continues to navigate normalizing monetary policy, individual security selection will become increasingly important. And while the markets have already begun to price in stronger economic growth under a Trump administration, we believe our slightly more conservative stance is warranted until potential policy changes become realities and that growth begins to manifest itself in real economic data.

MANAGED BY

Howard C. Greene, CFA On the fund since 2003 Investing since 1979
Jeffrey N. Given, CFA On the fund since 1998 Investing since 1993

The views expressed in this report are exclusively those of Howard C. Greene, CFA, and Jeffrey N. Given, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED NOVEMBER 30, 2016

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge			SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	6-month	5-year	10-year	as of 11-30-16	as of 11-30-16
Class A	-1.99	2.64	4.35	-4.46	13.92	53.03	2.02	1.98
Class B	-3.68	2.35	4.15	-5.75	12.31	50.17	1.35	1.30
Class C	0.30	2.71	3.99	-1.82	14.31	47.95	1.35	1.30
Class I2	2.32	3.78	5.11	-0.33	20.36	64.57	2.47	2.42
Class R2[2,3]	2.03	3.43	4.73	-0.49	18.36	58.77	2.01	1.96
Class R4[2,3]	2.22	3.59	4.89	-0.40	19.26	61.18	2.24	2.09
Class R6[2,3]	2.43	3.89	5.23	-0.37	21.04	66.44	2.48	2.42
Index†	2.17	2.43	4.27	-0.92	12.74	51.90	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.0% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R2	Class R4	Class R6
Gross (%)	0.91	1.66	1.66	0.64	1.05	0.90	0.55
Net (%)	0.80	1.55	1.55	0.53	0.94	0.69	0.42

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Bloomberg Barclays U.S. Aggregate Bond Index.

See the following page for footnotes.

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Investment Grade Bond Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Bloomberg Barclays U.S. Aggregate Bond Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B4	11-30-06	15,017	15,017	15,190
Class C4	11-30-06	14,795	14,795	15,190
Class I2	11-30-06	16,457	16,457	15,190
Class R2[2,3]	11-30-06	15,877	15,877	15,190
Class R4[2,3]	11-30-06	16,118	16,118	15,190
Class R6[2,3]	11-30-06	16,644	16,644	15,190

The values shown in the chart for Class A shares with maximum sales charge have been adjusted to reflect the reduction in the Class A shares' maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	For certain types of investors, as described in the fund's prospectuses.
3	Class R2, Class R4, and Class R6 shares were first offered on 3-27-15. Returns prior to this date are that of Class A shares that have been recalculated to apply the gross fees and expenses of Class R2, Class R4, and Class R6 shares, as applicable.
4	The contingent deferred sales charge is not applicable.
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on June 1, 2016, with the same investment held until November 30, 2016.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at November 30, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on June 1, 2016, with the same investment held until November 30, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       10

Actual expenses/actual returns

	Account value on 6-1-2016	Ending value on 11-30-2016	Expenses paid during period ended 11-30-2016[1]	Annualized expense ratio
Class A	$1,000.00	$995.40	$4.05	0.81%
Class B	1,000.00	991.60	7.79	1.56%
Class C	1,000.00	991.60	7.79	1.56%
Class I	1,000.00	996.70	2.65	0.53%
Class R2	1,000.00	995.10	4.40	0.88%
Class R4	1,000.00	996.00	3.45	0.69%
Class R6	1,000.00	996.30	2.20	0.44%

Hypothetical example for comparison purposes

	Account value on 6-1-2016	Ending value on 11-30-2016	Expenses paid during period ended 11-30-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,021.00	$4.10	0.81%
Class B	1,000.00	1,017.20	7.89	1.56%
Class C	1,000.00	1,017.20	7.89	1.56%
Class I	1,000.00	1,022.40	2.69	0.53%
Class R2	1,000.00	1,020.70	4.46	0.88%
Class R4	1,000.00	1,021.60	3.50	0.69%
Class R6	1,000.00	1,022.90	2.23	0.44%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       11

Fund's investments

As of 11-30-16 (unaudited)
	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 38.2%				$246,700,652
(Cost $250,948,075)
U.S. Government 16.6%				107,226,501
U.S. Treasury
Bond	2.250	08-15-46	38,775,000	32,657,352
Bond	2.500	02-15-45	2,716,000	2,427,743
Bond	3.125	11-15-41	7,030,000	7,167,851
Note	0.750	07-15-19	15,640,000	15,412,735
Note	0.750	08-15-19	6,000,000	5,906,484
Note	0.875	06-15-19	2,410,000	2,384,958
Note	0.875	09-15-19	5,550,000	5,476,507
Note	1.000	10-15-19	8,180,000	8,090,527
Note	1.250	03-31-21	3,200,000	3,127,875
Note	1.750	01-31-23	3,180,000	3,111,557
Note	2.000	11-15-26	15,555,000	15,023,330
Treasury Inflation Protected Security	0.375	07-15-25	6,464,237	6,439,582
U.S. Government Agency 21.6%				139,474,151
Federal Home Loan Mortgage Corp.
30 Yr Pass Thru	3.000	03-01-43	6,485,872	6,487,899
30 Yr Pass Thru	3.000	04-01-43	947,434	947,730
30 Yr Pass Thru	3.000	10-01-46	2,894,793	2,888,913
30 Yr Pass Thru	3.500	02-01-42	2,063,531	2,127,049
30 Yr Pass Thru	3.500	04-01-44	1,026,118	1,058,665
30 Yr Pass Thru	3.500	07-01-46	5,619,734	5,806,766
30 Yr Pass Thru	4.000	11-01-43	388,279	412,638
30 Yr Pass Thru	4.000	02-01-44	204,092	215,620
30 Yr Pass Thru	4.500	02-01-41	1,089,328	1,178,006
30 Yr Pass Thru	5.000	03-01-41	663,733	731,792
30 Yr Pass Thru	5.500	06-01-38	808,494	912,051
Federal National Mortgage Association
15 Yr Pass Thru	3.000	07-01-27	421,638	434,106
15 Yr Pass Thru	3.500	02-01-26	94,871	99,025
15 Yr Pass Thru	3.500	03-01-26	584,756	610,362
15 Yr Pass Thru	3.500	07-01-26	1,173,142	1,224,513
15 Yr Pass Thru	4.000	12-01-24	717,158	758,058
30 Yr Pass Thru	3.000	12-01-42	1,748,345	1,747,389
30 Yr Pass Thru	3.000	04-01-43	5,511,069	5,508,055
30 Yr Pass Thru	3.000	10-01-46	3,069,416	3,063,900
30 Yr Pass Thru	3.500	01-01-42	2,129,007	2,195,705
30 Yr Pass Thru	3.500	06-01-42	3,065,389	3,162,859
30 Yr Pass Thru	3.500	07-01-42	4,892,548	5,049,645
30 Yr Pass Thru	3.500	01-01-43	917,862	946,043

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       12

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	3.500	04-01-43	662,252	$684,966
30 Yr Pass Thru	3.500	06-01-43	3,302,227	3,408,775
30 Yr Pass Thru	3.500	07-01-43	503,970	520,231
30 Yr Pass Thru	3.500	03-01-44	4,745,159	4,896,040
30 Yr Pass Thru (C)	3.500	10-01-44	5,841,736	6,031,136
30 Yr Pass Thru	3.500	04-01-45	4,533,194	4,666,003
30 Yr Pass Thru	3.500	05-01-46	2,997,182	3,083,585
30 Yr Pass Thru	3.500	07-01-46	7,257,086	7,455,104
30 Yr Pass Thru	4.000	09-01-40	1,103,272	1,166,365
30 Yr Pass Thru	4.000	01-01-41	817,706	864,724
30 Yr Pass Thru	4.000	09-01-41	5,221,828	5,544,744
30 Yr Pass Thru	4.000	10-01-41	58,221	61,669
30 Yr Pass Thru	4.000	11-01-41	2,765,998	2,922,449
30 Yr Pass Thru	4.000	01-01-42	1,360,095	1,438,695
30 Yr Pass Thru	4.000	03-01-42	3,635,070	3,846,358
30 Yr Pass Thru	4.000	05-01-43	3,669,522	3,875,932
30 Yr Pass Thru	4.000	09-01-43	2,704,423	2,886,127
30 Yr Pass Thru	4.000	10-01-43	2,441,540	2,587,269
30 Yr Pass Thru	4.000	12-01-43	3,910,480	4,132,888
30 Yr Pass Thru	4.000	01-01-44	582,760	620,093
30 Yr Pass Thru	4.000	02-01-46	2,970,186	3,126,121
30 Yr Pass Thru	4.000	03-01-46	2,784,122	2,930,288
30 Yr Pass Thru	4.000	06-01-46	1,975,097	2,080,024
30 Yr Pass Thru	4.000	07-01-46	5,386,465	5,677,249
30 Yr Pass Thru	4.500	08-01-40	2,942,396	3,186,638
30 Yr Pass Thru	4.500	12-01-40	546,849	593,353
30 Yr Pass Thru	4.500	05-01-41	1,776,227	1,923,651
30 Yr Pass Thru	4.500	06-01-41	1,201,584	1,300,199
30 Yr Pass Thru	4.500	07-01-41	629,367	681,019
30 Yr Pass Thru	4.500	11-01-41	201,398	217,926
30 Yr Pass Thru	4.500	12-01-41	3,921,748	4,241,156
30 Yr Pass Thru	4.500	05-01-42	1,629,054	1,762,751
30 Yr Pass Thru	5.000	04-01-35	121,812	134,888
30 Yr Pass Thru	5.000	09-01-40	1,059,685	1,170,290
30 Yr Pass Thru	5.000	04-01-41	239,568	267,343
30 Yr Pass Thru	5.500	09-01-34	435,797	491,863
30 Yr Pass Thru	5.500	02-01-36	130,298	147,124
30 Yr Pass Thru	5.500	06-01-38	537,663	611,528
30 Yr Pass Thru	6.000	06-01-40	83,260	94,650
30 Yr Pass Thru	6.500	01-01-39	392,792	450,188
30 Yr Pass Thru	6.500	06-01-39	110,010	125,960

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       13

	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 34.9%				$225,394,066
(Cost $227,585,006)
Consumer discretionary 3.9%				25,186,236
Auto components 0.2%
Delphi Automotive PLC	4.250	01-15-26	790,000	819,401
Lear Corp.	5.250	01-15-25	643,000	675,954
Automobiles 1.5%
American Honda Finance Corp.	1.700	02-22-19	1,075,000	1,072,906
Ford Motor Company	4.750	01-15-43	450,000	421,558
Ford Motor Credit Company LLC	2.551	10-05-18	855,000	860,460
Ford Motor Credit Company LLC	5.875	08-02-21	1,741,000	1,921,681
General Motors Company	4.875	10-02-23	1,430,000	1,492,408
General Motors Company	6.250	10-02-43	740,000	796,414
General Motors Financial Company, Inc.	3.450	04-10-22	1,385,000	1,366,609
General Motors Financial Company, Inc.	4.000	01-15-25	1,370,000	1,329,666
General Motors Financial Company, Inc.	5.250	03-01-26	585,000	610,848
Hotels, restaurants and leisure 0.1%
Seminole Tribe of Florida, Inc. (S)	6.535	10-01-20	470,000	472,350
Household durables 0.2%
Newell Brands, Inc.	2.150	10-15-18	235,000	236,398
Newell Brands, Inc.	4.200	04-01-26	735,000	764,964
Internet and direct marketing retail 0.6%
Expedia, Inc.	5.000	02-15-26	1,830,000	1,880,618
QVC, Inc.	4.375	03-15-23	850,000	829,127
QVC, Inc.	5.125	07-02-22	540,000	551,639
QVC, Inc.	5.450	08-15-34	605,000	530,291
Media 1.2%
Charter Communications Operating LLC (S)	6.484	10-23-45	1,230,000	1,377,582
Myriad International Holdings BV (S)	5.500	07-21-25	995,000	1,001,448
Omnicom Group, Inc.	3.600	04-15-26	640,000	635,714
Sirius XM Radio, Inc. (S)	5.250	08-15-22	1,067,000	1,115,015
Time Warner Cable LLC	8.250	04-01-19	1,030,000	1,162,302
Time Warner, Inc. (C)	3.800	02-15-27	890,000	884,985
Viacom, Inc.	4.375	03-15-43	1,745,000	1,522,916
Specialty retail 0.1%
AutoNation, Inc.	4.500	10-01-25	405,000	405,751
O'Reilly Automotive, Inc.	3.550	03-15-26	450,000	447,231
Consumer staples 2.2%				14,317,604
Beverages 0.9%
Anheuser-Busch InBev Finance, Inc.	4.900	02-01-46	2,400,000	2,561,585

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       14

	Rate (%)	Maturity date	Par value^	Value
Consumer staples (continued)
Beverages (continued)
Molson Coors Brewing Company	1.450	07-15-19	345,000	$339,585
Molson Coors Brewing Company	3.000	07-15-26	810,000	761,854
PepsiCo, Inc.	1.500	02-22-19	1,305,000	1,300,247
Pernod Ricard SA (S)	5.750	04-07-21	710,000	791,906
Food and staples retailing 0.7%
CVS Health Corp.	2.875	06-01-26	700,000	661,910
CVS Health Corp.	5.125	07-20-45	1,220,000	1,335,007
Walgreens Boots Alliance, Inc.	1.750	05-30-18	865,000	866,251
Whole Foods Market, Inc.	5.200	12-03-25	1,505,000	1,575,360
Food products 0.6%
Bunge, Ltd. Finance Corp.	8.500	06-15-19	665,000	764,860
Kraft Heinz Foods Company	2.000	07-02-18	1,048,000	1,050,039
Kraft Heinz Foods Company (S)	4.875	02-15-25	510,000	554,304
Kraft Heinz Foods Company	5.200	07-15-45	865,000	919,143
Mondelez International Holdings Netherlands BV (S)	1.625	10-28-19	850,000	835,553
Energy 3.8%				24,302,555
Energy equipment and services 0.1%
Emera US Finance LP (S)	3.550	06-15-26	500,000	490,578
Oil, gas and consumable fuels 3.7%
Anadarko Petroleum Corp.	8.700	03-15-19	425,000	481,980
Boardwalk Pipelines LP	5.500	02-01-17	170,000	170,998
Cimarex Energy Company	4.375	06-01-24	415,000	425,130
Colorado Interstate Gas Company LLC (S)	4.150	08-15-26	521,000	495,441
Columbia Pipeline Group, Inc.	4.500	06-01-25	1,060,000	1,100,116
DCP Midstream LLC (S)	9.750	03-15-19	375,000	418,125
DCP Midstream Operating LP	3.875	03-15-23	185,000	177,508
Enbridge Energy Partners LP	4.375	10-15-20	465,000	485,676
Enbridge, Inc.	4.250	12-01-26	705,000	707,513
Energy Transfer Partners LP	2.500	06-15-18	310,000	310,355
Energy Transfer Partners LP	5.150	03-15-45	810,000	725,570
Energy Transfer Partners LP	9.700	03-15-19	555,000	639,179
EnLink Midstream Partners LP	4.150	06-01-25	710,000	671,594
EnLink Midstream Partners LP	4.850	07-15-26	415,000	407,552
Enterprise Products Operating LLC (P)	4.593	08-01-66	835,000	783,856
Enterprise Products Operating LLC	6.500	01-31-19	1,180,000	1,289,452
Kerr-McGee Corp.	6.950	07-01-24	700,000	812,513
Kinder Morgan Energy Partners LP	7.750	03-15-32	430,000	506,791
Kinder Morgan, Inc.	4.300	06-01-25	460,000	463,584
Kinder Morgan, Inc.	5.550	06-01-45	1,100,000	1,095,065
Lukoil International Finance BV (S)	3.416	04-24-18	715,000	721,512

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       15

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
MPLX LP	4.000	02-15-25	649,000	$616,760
MPLX LP	4.875	12-01-24	857,000	865,360
MPLX LP	4.875	06-01-25	280,000	281,281
Northwest Pipeline LLC	6.050	06-15-18	570,000	600,071
Occidental Petroleum Corp.	3.400	04-15-26	755,000	754,407
ONEOK Partners LP	3.200	09-15-18	305,000	311,652
Petroleos Mexicanos	4.875	01-24-22	590,000	572,595
Regency Energy Partners LP	5.500	04-15-23	1,165,000	1,204,209
Shell International Finance BV	4.375	05-11-45	1,500,000	1,472,453
Sunoco Logistics Partners Operations LP	3.900	07-15-26	1,035,000	984,006
Sunoco Logistics Partners Operations LP	4.400	04-01-21	945,000	997,409
Williams Partners LP	4.875	05-15-23	550,000	556,270
Williams Partners LP	4.875	03-15-24	1,694,000	1,705,994
Financials 12.2%				78,881,379
Banks 6.4%
Australia & New Zealand Banking Group, Ltd. (6.750% to 6-15-26, then 5 Year U.S. ISDAFIX + 5.168%) (Q)(S)	6.750	06-15-26	300,000	317,683
Bank of America Corp.	3.950	04-21-25	360,000	356,459
Bank of America Corp.	4.200	08-26-24	660,000	670,169
Bank of America Corp.	4.250	10-22-26	865,000	869,822
Bank of America Corp.	4.450	03-03-26	1,275,000	1,308,099
Bank of America Corp.	6.875	04-25-18	1,170,000	1,248,281
Barclays Bank PLC (S)	6.050	12-04-17	680,000	704,834
Barclays Bank PLC (S)	10.179	06-12-21	905,000	1,118,099
Barclays PLC	4.375	01-12-26	775,000	773,605
BPCE SA (S)	4.500	03-15-25	1,015,000	979,750
BPCE SA (S)	5.700	10-22-23	885,000	924,046
Citigroup, Inc.	4.500	01-14-22	1,340,000	1,438,666
Citigroup, Inc.	4.600	03-09-26	1,075,000	1,106,384
Cooperatieve Rabobank UA (11.000% to 6-30-19, then 3 month LIBOR + 10.868%) (Q)(S)	11.000	06-30-19	969,000	1,150,009
Credit Agricole SA (S)	4.375	03-17-25	745,000	731,197
Credit Agricole SA (8.125% to 9-19-18, then 5 Year U.S. Swap Rate + 6.283%) (S)	8.125	09-19-33	775,000	828,165
HBOS PLC (S)	6.750	05-21-18	1,450,000	1,534,046
HSBC Holdings PLC (6.875% to 6-1-21, then 5 Year U.S. ISDAFIX + 5.514%) (Q)	6.875	06-01-21	590,000	609,175

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       16

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
ING Bank NV (S)	5.800	09-25-23	1,060,000	$1,156,797
JPMorgan Chase & Co.	3.200	06-15-26	1,105,000	1,074,585
JPMorgan Chase & Co.	4.625	05-10-21	1,860,000	2,002,867
JPMorgan Chase & Co. (5.300% to 5-1-20, then 3 month LIBOR + 3.800%) (Q)	5.300	05-01-20	1,345,000	1,358,450
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month LIBOR + 3.780%) (Q)	6.750	02-01-24	1,435,000	1,542,625
Lloyds Banking Group PLC	4.650	03-24-26	2,170,000	2,161,554
M&T Bank Corp. (5.125% to 11-1-26, then 3 month LIBOR + 3.520%) (Q)	5.125	11-01-26	790,000	763,338
Manufacturers & Traders Trust Company (5.629% to 12-1-16, then 3 month LIBOR + 6.400%)	5.629	12-01-21	735,000	719,749
Mizuho Financial Group Cayman 3, Ltd. (S)	4.600	03-27-24	595,000	623,094
MUFG Union Bank NA	2.625	09-26-18	765,000	773,960
Royal Bank of Scotland Group PLC	4.800	04-05-26	870,000	853,106
Santander Holdings USA, Inc.	2.700	05-24-19	1,475,000	1,473,124
Santander Holdings USA, Inc.	3.450	08-27-18	285,000	289,236
Santander UK Group Holdings PLC (S)	4.750	09-15-25	790,000	763,116
Standard Chartered PLC (S)	2.100	08-19-19	2,020,000	1,996,435
Sumitomo Mitsui Banking Corp.	2.450	01-10-19	1,436,000	1,443,546
SunTrust Bank	7.250	03-15-18	280,000	298,405
The PNC Financial Services Group, Inc. (4.850% to 6-1-23, then 3 month LIBOR + 3.040%) (Q)	4.850	06-01-23	875,000	831,250
The PNC Financial Services Group, Inc. (6.750% to 8-1-21, then 3 month LIBOR + 3.678%) (Q)	6.750	08-01-21	730,000	780,188
Wells Fargo & Company	4.650	11-04-44	455,000	451,989
Wells Fargo & Company (5.875% to 6-15-25, then 3 month LIBOR + 3.990%) (Q)	5.875	06-15-25	2,280,000	2,350,885
Wells Fargo & Company, Series K (7.980% to 3-15-18, then 3 month LIBOR + 3.770%) (Q)	7.980	03-15-18	1,015,000	1,040,375
Capital markets 2.6%
Ares Capital Corp.	3.875	01-15-20	1,175,000	1,191,633
FS Investment Corp.	4.000	07-15-19	935,000	943,035
Jefferies Group LLC	6.875	04-15-21	1,235,000	1,406,424
Jefferies Group LLC	8.500	07-15-19	460,000	523,106
Macquarie Bank, Ltd. (S)	4.875	06-10-25	1,250,000	1,262,650
Morgan Stanley	2.450	02-01-19	600,000	604,515

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       17

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Capital markets (continued)
Morgan Stanley	3.875	01-27-26	895,000	$905,489
Morgan Stanley	5.500	01-26-20	1,175,000	1,277,298
Morgan Stanley	7.300	05-13-19	1,860,000	2,078,035
S&P Global, Inc. (S)	2.950	01-22-27	610,000	570,430
S&P Global, Inc.	4.000	06-15-25	1,085,000	1,116,176
S&P Global, Inc.	4.400	02-15-26	805,000	853,330
Stifel Financial Corp.	4.250	07-18-24	725,000	717,637
The Bear Stearns Companies LLC	7.250	02-01-18	580,000	616,021
The Goldman Sachs Group, Inc.	2.000	04-25-19	725,000	722,807
The Goldman Sachs Group, Inc.	3.750	05-22-25	1,820,000	1,831,957
The Goldman Sachs Group, Inc.	4.750	10-21-45	535,000	557,098
Consumer finance 1.7%
American Express Company	3.625	12-05-24	355,000	354,723
Capital One Bank USA NA	2.300	06-05-19	1,605,000	1,610,629
Capital One Financial Corp.	2.450	04-24-19	980,000	987,141
Capital One Financial Corp.	3.750	07-28-26	1,200,000	1,154,218
Capital One Financial Corp.	4.200	10-29-25	1,130,000	1,130,045
Capital One NA	2.350	08-17-18	880,000	885,447
Discover Bank	2.600	11-13-18	1,580,000	1,595,192
Discover Bank	8.700	11-18-19	417,000	478,573
Discover Financial Services	3.950	11-06-24	1,995,000	1,969,875
Discover Financial Services	5.200	04-27-22	550,000	592,718
Diversified financial services 0.2%
Doric Nimrod Air Alpha 2013-1 Class B Pass Through Trust (S)	6.125	11-30-21	310,325	321,963
Leucadia National Corp.	5.500	10-18-23	955,000	977,456
Insurance 1.3%
Aquarius & Investments PLC (6.375% to 9-1-19, then 5 Year U.S. Swap Rate + 5.210%)	6.375	09-01-24	725,000	754,897
Assured Guaranty US Holdings, Inc.	5.000	07-01-24	615,000	651,316
AXA SA	8.600	12-15-30	515,000	715,953
AXA SA (6.379% to 12-14-36, then 3 month LIBOR + 2.256%) (Q)(S)	6.379	12-14-36	435,000	471,518
CNA Financial Corp.	7.250	11-15-23	240,000	282,535
MetLife, Inc.	6.400	12-15-66	770,000	833,525
Nippon Life Insurance Company (5.100% to 10-16-24, then 5 Year U.S. ISDAFIX + 3.650%) (S)	5.100	10-16-44	640,000	663,373
Prudential Financial, Inc. (5.200% to 3-15-24, then 3 month LIBOR + 3.040%)	5.200	03-15-44	725,000	722,281

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       18

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Insurance (continued)
Prudential Financial, Inc. (5.875% to 9-15-22, then 3 month LIBOR + 4.175%)	5.875	09-15-42	605,000	$639,909
Teachers Insurance & Annuity Association of America (S)	6.850	12-16-39	980,000	1,252,725
The Hartford Financial Services Group, Inc. (8.125% to 6-15-18, then 3 month LIBOR + 4.603%)	8.125	06-15-68	1,150,000	1,240,563
Health care 2.1%				13,355,049
Biotechnology 0.6%
AbbVie, Inc.	3.600	05-14-25	945,000	931,080
Amgen, Inc.	4.400	05-01-45	447,000	425,265
Baxalta, Inc.	2.000	06-22-18	285,000	284,973
Shire Acquisitions Investments Ireland DAC	1.900	09-23-19	990,000	976,765
Shire Acquisitions Investments Ireland DAC	3.200	09-23-26	1,440,000	1,349,231
Health care equipment and supplies 0.3%
Baxter International, Inc.	3.500	08-15-46	460,000	382,008
Medtronic, Inc.	4.625	03-15-45	710,000	747,437
Zimmer Biomet Holdings, Inc.	3.550	04-01-25	875,000	853,885
Health care providers and services 0.4%
Express Scripts Holding Company	4.500	02-25-26	1,175,000	1,216,262
Medco Health Solutions, Inc.	7.125	03-15-18	745,000	793,403
Universal Health Services, Inc. (S)	4.750	08-01-22	460,000	464,600
Pharmaceuticals 0.8%
Actavis Funding SCS	3.800	03-15-25	905,000	908,981
Mylan NV (S)	2.500	06-07-19	711,000	707,614
Mylan NV (S)	3.950	06-15-26	2,055,000	1,924,020
Pfizer, Inc.	1.450	06-03-19	850,000	843,849
Teva Pharmaceutical Finance Netherlands III BV	3.150	10-01-26	590,000	545,676
Industrials 4.1%				26,708,571
Aerospace and defense 0.4%
L-3 Communications Corp.	3.850	12-15-26	275,000	274,399
Lockheed Martin Corp.	2.900	03-01-25	1,082,000	1,056,220
Lockheed Martin Corp.	4.700	05-15-46	765,000	827,021
Textron, Inc.	7.250	10-01-19	225,000	252,428
Airlines 1.9%
American Airlines 2011-1 Class B Pass Through Trust (S)	7.000	07-31-19	804,852	833,022

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       19

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Airlines (continued)
American Airlines 2013-1 Class A Pass Through Trust	4.000	01-15-27	170,098	$175,201
American Airlines 2013-2 Class A Pass Through Trust	4.950	07-15-24	1,026,862	1,100,025
American Airlines 2015-1 Class A Pass Through Trust	3.375	11-01-28	952,457	942,933
American Airlines 2015-1 Class B Pass Through Trust	3.700	11-01-24	934,659	911,292
American Airlines 2016-1 Class A Pass Through Trust	4.100	07-15-29	418,723	429,191
American Airlines 2016-1 Class AA Pass Through Trust	3.575	07-15-29	623,469	635,907
British Airways 2013-1 Class A Pass Through Trust (S)	4.625	06-20-24	1,000,492	1,060,522
British Airways 2013-1 Class B Pass Through Trust (S)	5.625	12-20-21	213,544	223,154
Continental Airlines 1997-4 Class A Pass Through Trust	6.900	07-02-19	56,515	57,013
Continental Airlines 1998-1 Class A Pass Through Trust	6.648	03-15-19	18,520	18,775
Continental Airlines 1999-1 Class A Pass Through Trust	6.545	08-02-20	196,583	207,149
Continental Airlines 2007-1 Class A Pass Through Trust	5.983	10-19-23	592,242	651,467
Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718	07-02-24	879,373	1,002,485
Delta Air Lines 2010-1 Class A Pass Through Trust	6.200	01-02-20	76,876	81,296
Delta Air Lines 2011-1 Class A Pass Through Trust	5.300	10-15-20	577,465	612,113
Northwest Airlines 2007-1 Class A Pass Through Trust	7.027	11-01-19	255,287	286,560
UAL 2009-2A Pass Through Trust	9.750	07-15-18	164,868	166,741
United Airlines 2014-2 Class A Pass Through Trust	3.750	03-03-28	898,034	915,994
United Airlines 2014-2 Class B Pass Through Trust	4.625	03-03-24	691,734	706,433
United Airlines 2016-1 Class A Pass Through Trust	3.450	01-07-30	430,000	434,300
US Airways 2010-1 Class A Pass Through Trust	6.250	10-22-24	683,621	763,947
US Airways 2012-1 Class A Pass Through Trust	5.900	04-01-26	425,581	474,522
Building products 0.3%
Owens Corning	3.400	08-15-26	960,000	917,052
Owens Corning	4.200	12-15-22	990,000	1,025,854

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       20

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Industrial conglomerates 0.3%
General Electric Company (P)	1.386	08-15-36	660,000	$563,498
General Electric Company (5.000% to 1-21-21, then 3 month LIBOR + 3.330%) (Q)	5.000	01-21-21	1,556,000	1,602,680
Machinery 0.1%
Trinity Industries, Inc.	4.550	10-01-24	526,000	502,294
Professional services 0.2%
Verisk Analytics, Inc.	4.000	06-15-25	1,300,000	1,320,990
Road and rail 0.3%
Penske Truck Leasing Company LP (S)	2.875	07-17-18	345,000	349,409
Penske Truck Leasing Company LP (S)	3.375	02-01-22	1,565,000	1,579,872
Trading companies and distributors 0.6%
AerCap Ireland Capital, Ltd.	4.625	10-30-20	910,000	950,950
Air Lease Corp.	3.000	09-15-23	600,000	572,573
Air Lease Corp.	3.375	01-15-19	360,000	367,250
Air Lease Corp.	3.875	04-01-21	460,000	478,400
Air Lease Corp.	5.625	04-01-17	320,000	323,939
International Lease Finance Corp.	5.875	04-01-19	480,000	511,200
International Lease Finance Corp. (S)	7.125	09-01-18	500,000	542,500
Information technology 2.2%				14,005,125
Electronic equipment, instruments and components 0.3%
Jabil Circuit, Inc.	4.700	09-15-22	1,690,000	1,739,010
Internet software and services 0.1%
eBay, Inc.	2.500	03-09-18	545,000	549,258
IT services 0.3%
Visa, Inc.	3.150	12-14-25	1,060,000	1,059,915
Visa, Inc.	4.300	12-14-45	757,000	788,493
Semiconductors and semiconductor equipment 0.1%
Micron Technology, Inc. (S)	7.500	09-15-23	545,000	599,500
Software 0.8%
Activision Blizzard, Inc. (S)	3.400	09-15-26	1,010,000	955,085
Activision Blizzard, Inc. (S)	6.125	09-15-23	800,000	874,000
Electronic Arts, Inc.	4.800	03-01-26	1,720,000	1,810,303
Microsoft Corp.	4.450	11-03-45	1,280,000	1,343,428
Technology hardware, storage and peripherals 0.6%
Diamond 1 Finance Corp. (S)	3.480	06-01-19	1,710,000	1,742,603
Diamond 1 Finance Corp. (S)	6.020	06-15-26	1,965,000	2,057,530
Western Digital Corp. (S)	7.375	04-01-23	450,000	486,000

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       21

	Rate (%)	Maturity date	Par value^	Value
Materials 0.3%				$1,721,583
Chemicals 0.2%
Braskem Finance, Ltd. (S)	7.000	05-07-20	555,000	601,487
Incitec Pivot Finance LLC (S)	6.000	12-10-19	455,000	489,296
Metals and mining 0.1%
Glencore Finance Canada, Ltd. (S)	3.600	01-15-17	630,000	630,800
Real estate 1.6%				10,693,571
Equity real estate investment trusts 1.6%
American Tower Corp.	3.400	02-15-19	815,000	833,860
American Tower Corp.	4.700	03-15-22	545,000	585,518
Crown Castle Towers LLC (S)	4.883	08-15-40	860,000	920,050
Crown Castle Towers LLC (S)	6.113	01-15-40	1,290,000	1,416,291
EPR Properties	4.500	04-01-25	435,000	424,798
ERP Operating LP	3.375	06-01-25	120,000	119,465
Highwoods Realty LP	5.850	03-15-17	570,000	576,859
Omega Healthcare Investors, Inc.	4.500	01-15-25	820,000	801,496
Omega Healthcare Investors, Inc.	4.950	04-01-24	555,000	561,969
Omega Healthcare Investors, Inc.	5.250	01-15-26	475,000	486,569
Ventas Realty LP	3.500	02-01-25	1,050,000	1,034,308
Ventas Realty LP	3.750	05-01-24	535,000	539,430
Welltower, Inc.	3.750	03-15-23	475,000	482,752
Welltower, Inc.	4.000	06-01-25	1,525,000	1,557,155
Welltower, Inc.	4.125	04-01-19	340,000	353,051
Telecommunication services 1.4%				8,781,728
Diversified telecommunication services 1.1%
AT&T, Inc.	4.450	04-01-24	1,435,000	1,489,913
AT&T, Inc.	4.750	05-15-46	550,000	512,351
Qwest Corp.	6.750	12-01-21	595,000	644,980
Sprint Spectrum Company LLC (S)	3.360	03-20-23	330,000	330,825
Verizon Communications, Inc.	4.400	11-01-34	775,000	754,716
Verizon Communications, Inc.	4.672	03-15-55	648,000	604,979
Verizon Communications, Inc.	4.862	08-21-46	2,000,000	2,004,846
Verizon Communications, Inc.	5.012	08-21-54	604,000	593,940
Wireless telecommunication services 0.3%
CC Holdings GS V LLC	3.849	04-15-23	795,000	809,777
MTN Mauritius Investments, Ltd. (S)	4.755	11-11-24	510,000	458,388
SBA Tower Trust (S)	3.598	04-15-43	575,000	577,013
Utilities 1.1%				7,440,665
Electric utilities 1.1%
Beaver Valley II Funding Corp.	9.000	06-01-17	6,000	6,000
Electricite de France SA (S)	3.625	10-13-25	540,000	540,579

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       22

	Rate (%)	Maturity date	Par value^	Value
Utilities (continued)
Electric utilities (continued)
Electricite de France SA (5.250% to 1-29-23, then 10 Year U.S. Swap Rate + 3.709%) (Q)(S)	5.250	01-29-23	660,000	$623,700
Empresa Electrica Angamos SA (S)	4.875	05-25-29	735,000	690,729
FPL Energy National Wind LLC (S)	5.608	03-10-24	37,330	36,397
Israel Electric Corp., Ltd. (S)	6.875	06-21-23	490,000	557,429
Israel Electric Corp., Ltd. (S)	7.250	01-15-19	645,000	696,471
NextEra Energy Capital Holdings, Inc.	1.649	09-01-18	585,000	583,877
NextEra Energy Capital Holdings, Inc.	2.300	04-01-19	460,000	463,410
NextEra Energy Capital Holdings, Inc.	2.400	09-15-19	290,000	292,114
Oncor Electric Delivery Company LLC	2.950	04-01-25	670,000	663,506
Southern California Edison Company (6.250% to 2-1-22, then 3 month LIBOR + 4.199%) (Q)	6.250	02-01-22	490,000	543,900
Southern Power Company	1.950	12-15-19	1,100,000	1,089,834
W3A Funding Corp.	8.090	01-02-17	365,363	365,359
Independent power and renewable electricity producers 0.0%
Constellation Energy Group, Inc.	5.150	12-01-20	265,000	287,360
Capital preferred securities 0.4%				$2,463,521
(Cost $2,329,769)
Financials 0.4%				2,463,521
Capital markets 0.2%
State Street Capital Trust IV (P)	1.850	06-01-77	1,255,000	1,094,988
Insurance 0.2%
MetLife Capital Trust IV (7.875% to 12-15-32, then 3 month LIBOR + 3.960%) (S)	7.875	12-15-67	95,000	115,663
MetLife Capital Trust X (9.250% to 4-8-33, then 3 month LIBOR + 5.540%) (S)	9.250	04-08-68	585,000	819,000
ZFS Finance USA Trust V (6.500% to 5-9-17, then 3 month LIBOR + 2.285%) (S)	6.500	05-09-67	430,000	433,870
Municipal bonds 0.1%				$487,799
(Cost $491,882)
State of Hawaii Department of Business Economic Development & Tourism	1.467	07-01-22	491,916	487,799
Collateralized mortgage obligations 9.4%				$61,198,997
(Cost $60,804,015)
Commercial and residential 7.8%				50,379,970
Adjustable Rate Mortgage Trust Series 2005-4, Class 7A12 (P)	1.114	08-25-35	315,387	305,042

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       23

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Americold 2010 LLC Trust Series 2010-ARTA, Class D (S)	7.443	01-14-29	885,000	$982,905
AOA Mortgage Trust Series 2015-1177, Class C (P) (S)	3.110	12-13-29	1,066,000	1,056,034
BAMLL Commercial Mortgage Securities Trust Series 2013-DSNY, Class E (P) (S)	3.135	09-15-26	415,000	413,994
BBCMS Trust
Series 2015, Class C (P) (S)	2.535	02-15-28	250,000	246,418
Series 2015-MSQ, Class D (P) (S)	4.123	09-15-32	640,000	645,426
Bear Stearns ALT-A Trust
Series 2004-12, Class 1A1 (P)	1.234	01-25-35	774,733	750,073
Series 2004-12, Class A3 (P)	1.234	01-25-35	479,031	469,296
Series 2005-5, Class 1A4 (P)	1.094	07-25-35	289,355	274,563
Series 2005-7, Class 11A1 (P)	1.074	08-25-35	890,251	856,847
Bear Stearns Asset Backed Securities Trust Series 2004-AC5, Class A1 (P)	5.250	10-25-34	186,880	184,815
BLCP Hotel Trust Series 2014-CLRN, Class D (P) (S)	3.038	08-15-29	1,315,000	1,299,306
BWAY Mortgage Trust
Series 2015-1740, Class D (P) (S)	3.787	01-13-35	500,000	486,172
Series 2015-1740, Class XA IO (S)	1.023	01-13-35	11,465,000	505,033
BXHTL Mortgage Trust
Series 2015-JRWZ, Class DR1 (P) (S)	3.764	05-15-29	705,000	698,807
Series 2015-JWRZ, Class GL1 (P) (S)	3.385	05-15-29	705,000	698,806
CDGJ Commercial Mortgage Trust Series 2014-BXCH, Class DPA (P) (S)	3.538	12-15-27	654,900	653,667
CGGS Commercial Mortgage Trust Series 2016-RNDA, Class DFX (S)	4.387	02-10-33	1,025,000	1,040,296
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank)
Series 2013-CR8, Class XA IO	0.785	06-10-46	5,126,946	126,512
Series 2015-CR27, Class B (P)	4.361	10-10-58	415,000	430,957
Commercial Mortgage Trust (Deutsche Bank)
Series 2012-CR3, Class XA IO	2.237	10-15-45	8,438,490	654,040
Series 2012-LC4, Class B (P)	4.934	12-10-44	955,000	1,037,662
Series 2013-300P, Class D (P) (S)	4.540	08-10-30	625,000	646,553
Series 2013-CR11, Class B (P)	5.329	10-10-46	1,485,000	1,644,315
Series 2013-CR13, Class C (P)	4.908	12-10-23	755,000	783,021
Series 2013-CR6, Class XA IO	1.610	03-10-46	6,160,363	240,727
Series 2013-LC13, Class B (P) (S)	5.009	08-10-46	555,000	606,688
Series 2014-FL4, Class D (P) (S)	2.988	07-13-31	1,020,000	994,983
Series 2014-TWC, Class D (P) (S)	2.789	02-13-32	660,000	654,698

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       24

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Commercial Mortgage Trust (Deutsche Bank/Morgan Stanley) Series 2014-PAT, Class D (P) (S)	2.681	08-13-27	1,020,000	$1,008,144
Commercial Mortgage Trust (Wells Fargo)
Series 2012-CR2, Class XA IO	1.892	08-15-45	3,605,887	267,362
Series 2014-CR15, Class XA IO	1.447	02-10-47	7,675,562	366,656
Series 2014-CR16, Class C (P)	5.068	04-10-47	725,000	750,509
Credit Suisse First Boston Mortgage Securities Corp. Series 2006-OMA, Class B2 (S)	5.538	05-15-23	900,000	971,086
Deutsche Bank Commercial Mortgage Trust Series 2016-C3, Class C (P)	3.637	09-10-49	250,000	235,265
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust Series 2004-4, Class 2AR1 (P)	1.074	06-25-34	615,563	585,781
GAHR Commercial Mortgage Trust Series 2015-NRF, Class DFX (P) (S)	3.495	12-15-34	760,000	757,964
Great Wolf Trust Series 2015-WOLF, Class D (P) (S)	4.038	05-15-34	940,000	937,649
GS Mortgage Securities Trust
Series 2012-GC17, Class XA IO	2.598	05-10-45	11,572,325	895,286
Series 2014-NEW, Class C (S)	3.790	01-10-31	305,000	302,662
Series 2015-590M, Class C (P) (S)	3.932	10-10-35	1,265,000	1,202,529
Series 2016-ICE2, Class D (P) (S)	6.288	03-15-33	990,000	1,022,776
Series 2016-RENT, Class D (P) (S)	4.202	02-10-29	730,000	715,044
HarborView Mortgage Loan Trust
Series 2005-11, Class X IO	2.236	08-19-45	998,012	50,950
Series 2005-2, Class X IO	1.808	05-19-35	3,922,599	243,661
HILT Mortgage Trust Series 2014-ORL, Class D (P) (S)	2.539	07-15-29	700,000	685,946
Hilton USA Trust
Series 2013-HLT, Class DFX (S)	4.407	11-05-30	2,973	2,965
Series 2016-HHV, Class D (P) (S)	4.194	11-05-38	675,000	636,879
Hudsons Bay Simon JV Trust Series 2015-HBFL, Class DFL (P) (S)	4.179	08-05-34	820,000	807,695
Impac Secured Assets CMN Owner Trust Series 2004-4, Class M2 (P)	1.344	02-25-35	405,000	391,467
IndyMac Index Mortgage Loan Trust
Series 2005-AR18, Class 1X IO	2.146	10-25-36	3,082,229	223,381
Series 2005-AR18, Class 2X IO	1.889	10-25-36	3,851,615	175,093
JPMBB Commercial Mortgage Securities Trust Series 2014-C19, Class C (P)	4.823	04-15-47	1,020,000	1,032,348
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2012-HSBC, Class XA IO (S)	1.582	07-05-32	4,120,000	287,958

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       25

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2014-FL5, Class C (P) (S)	2.635	07-15-31	481,000	$473,889
Series 2014-PHH, Class C (P) (S)	2.638	08-15-27	1,420,000	1,418,217
Series 2015-MAR7, Class C (S)	4.490	06-05-32	1,555,000	1,519,579
Series 2015-SGP, Class B (P) (S)	3.288	07-15-36	530,000	532,346
Series 2016-JP3, Class C (P)	3.624	09-15-26	389,000	359,684
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C7, Class C (P)	4.300	02-15-46	887,000	872,016
Morgan Stanley Capital I Trust
Series 2014-150E, Class D (P) (S)	4.295	09-09-32	1,785,000	1,749,967
Series 2015, Class XLF1 C (P) (S)	2.735	08-14-31	750,000	747,561
MortgageIT Trust Series 2005-2, Class 1A2 (P)	0.864	05-25-35	224,268	212,257
MSCG Trust (C) Series 2016-SNR, Class D (S)	6.550	11-15-34	1,120,000	1,081,190
Opteum Mortgage Acceptance Corp. Asset Backed Pass Through Certificates
Series 2005-2, Class M2 (P)	0.984	04-25-35	505,000	476,721
Series 2005-3, Class APT (P)	0.824	07-25-35	698,759	683,149
Thornburg Mortgage Securities Trust Series 2004-1, Class II2A (P)	1.873	03-25-44	352,491	342,091
TMSQ Mortgage Trust Series 2011-1500, Class D (P) (S)	3.963	10-10-36	355,000	345,956
UBS Commercial Mortgage Trust Series 2012-C1, Class B	4.822	05-10-45	715,000	754,510
UBS-Barclays Commercial Mortgage Trust Series 2012-C2, Class XA IO (S)	1.789	05-10-63	5,423,297	272,679
VNDO Mortgage Trust Series 2013-PENN, Class D (P) (S)	3.947	12-13-29	942,000	958,308
Wells Fargo Commercial Mortgage Trust
Series 2013-120B, Class C (P) (S)	2.800	03-18-28	1,865,000	1,839,528
Series 2014-LC18, Class A2	2.954	12-15-47	125,000	128,285
Series 2015-LC22, Class B (P)	4.692	09-15-58	492,000	528,659
WF-RBS Commercial Mortgage Trust
Series 2012-C9, Class XA IO (S)	2.264	11-15-45	5,863,999	462,260
Series 2013-C15, Class B (P)	4.629	08-15-46	220,000	234,905
Series 2013-C16, Class B (P)	5.148	09-15-46	345,000	378,034
WFCG Commercial Mortgage Trust Series 2015-BXRP, Class D (P) (S)	3.106	11-15-29	64,274	63,467
U.S. Government Agency 1.6%				10,819,027
Federal Home Loan Mortgage Corp.
Series 2015-DNA1, Class M2 (P)	2.384	10-25-27	680,000	687,688
Series 2016-DNA3, Class M2 (P)	2.534	12-25-28	305,000	307,948
Series 2016-HQA2, Class M2 (P)	2.784	11-25-28	310,000	314,790
Series 288, Class IO	3.000	10-15-27	1,672,993	164,389
Series 290, Class IO	3.500	11-15-32	2,071,979	278,788

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       26

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series 3833, Class LI IO	1.839	10-15-40	1,275,737	$73,267
Series 4136, Class IH IO	3.500	09-15-27	1,266,568	133,794
Series K017, Class X1 IO	1.519	12-25-21	2,287,752	127,694
Series K018, Class X1 IO	1.540	01-25-22	10,268,264	582,670
Series K021, Class X1 IO	1.488	06-25-22	2,066,264	138,042
Series K022, Class X1 IO	1.395	07-25-22	14,503,079	834,230
Series K030, Class X1 IO	0.327	04-25-23	223,591,756	2,608,332
Series K038, Class X1 IO	1.343	03-25-24	22,719,255	1,558,641
Series K048, Class X1 IO	0.256	06-25-25	6,675,723	125,265
Series K707, Class X1 IO	1.666	12-25-18	1,858,918	47,750
Series K709, Class X1 IO	1.649	03-25-19	2,492,412	71,740
Series K710, Class X1 IO	1.890	05-25-19	3,734,327	129,428
Series K711, Class X1 IO	1.815	07-25-19	6,811,412	239,068
Series K718, Class X1 IO	0.769	01-25-22	24,935,466	691,383
Federal National Mortgage Association
Series 2012-137, Class QI IO	3.000	12-25-27	1,588,626	152,799
Series 2012-137, Class WI IO	3.500	12-25-32	1,276,937	190,989
Government National Mortgage Association
Series 2012-114, Class IO	0.847	01-16-53	1,303,217	78,495
Series 2016-142, Class IO	0.997	09-16-58	3,406,506	300,298
Series 2016-162, Class IO	0.996	09-16-58	7,950,000	672,525
Series 2016-87, Class IO	1.008	08-16-58	3,900,474	309,014
Asset backed securities 14.9%				$96,384,436
(Cost $94,076,913)
Asset backed securities 14.9%				96,384,436
ACE Securities Corp. Home Equity Loan Trust Series 2005-HE3, Class M2 (P)	1.209	05-25-35	190,981	185,621
Aegis Asset Backed Securities Trust Series 2005-1, Class M3 (P)	1.084	03-25-35	815,000	782,565
Ally Auto Receivables Trust
Series 2014-2, Class A4	1.840	01-15-20	1,271,000	1,278,860
Series 2015-1, Class A4	1.750	05-15-20	980,000	985,009
Ally Master Owner Trust Series 2015-3, Class A	1.630	05-15-20	1,455,000	1,455,826
American Express Credit Account Master Trust Series 2014-4, Class A	1.430	06-15-20	1,320,000	1,322,720
Ameriquest Mortgage Securities, Inc.
Series 2005-R10, Class M1 (P)	0.944	01-25-36	795,000	761,664
Series 2005-R3, Class M2 (P)	1.239	05-25-35	450,000	432,549
Applebee's Funding LLC Series 2014-1, Class A2 (S)	4.277	09-05-44	1,800,000	1,790,513
Arby's Funding LLC Series 2015-1A, Class A2 (S)	4.969	10-30-45	1,202,850	1,191,760

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       27

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Argent Securities, Inc. Series 2004-W6, Class M1 (P)	1.359	05-25-34	104,181	$99,990
BA Credit Card Trust Series 2015-A2, Class A	1.360	09-15-20	2,246,000	2,247,524
Bank of the West Auto Trust
Series 2014-1, Class A4 (S)	1.650	03-16-20	750,000	752,117
Series 2015-1, Class A4 (S)	1.660	09-15-20	1,025,000	1,026,832
BMW Vehicle Owner Trust Series 2016-A, Class A4	1.370	12-27-22	620,000	613,452
Cabela's Credit Card Master Note Trust
Series 2013-2A, Class A1 (S)	2.170	08-16-21	275,000	277,250
Series 2015-1A, Class A1	2.260	03-15-23	95,000	95,530
Series 2016-1, Class A1	1.780	06-15-22	2,150,000	2,146,305
California Republic Auto Receivables Trust
Series 2014-4, Class A4	1.840	06-15-20	925,000	929,678
Series 2015-2, Class A4	1.750	01-15-21	865,000	866,248
Series 2016-2, Class A4	1.830	12-15-21	435,000	433,550
Capital One Multi-Asset Execution Trust
Series 2007-A7, Class A7	5.750	07-15-20	305,000	315,913
Series 2015-A5, Class A5	1.600	05-17-21	1,230,000	1,233,814
Series 2016-A3, Class A3	1.340	04-15-22	1,680,000	1,669,001
CarMax Auto Owner Trust
Series 2015-2, Class A4	1.800	03-15-21	410,000	410,918
Series 2016-1, Class A4	1.880	06-15-21	485,000	484,867
Series 2016-2, Class A4	1.680	09-15-21	590,000	585,169
Chase Issuance Trust
Series 2014-A7, Class A	1.380	11-15-19	1,360,000	1,362,284
Series 2015-A2, Class A2	1.590	02-18-20	1,391,000	1,395,979
Series 2015-A5, Class A5	1.360	04-15-20	1,900,000	1,901,032
Series 2016-A2, Class A	1.370	06-15-21	1,285,000	1,275,079
Chrysler Capital Auto Receivables Trust
Series 2014-BA, Class A4 (S)	1.760	12-16-19	665,000	667,420
Series 2015-AA, Class A4 (S)	1.550	02-18-20	1,260,000	1,259,767
Series 2016-BA, Class A4 (S)	1.870	02-15-22	590,000	583,484
Citibank Credit Card Issuance Trust Series 2016-A1, Class A1 (C)	1.750	11-19-21	2,480,000	2,479,867
CKE Restaurant Holdings, Inc. Series 2013-1A, Class A2 (S)	4.474	03-20-43	1,444,938	1,432,273
CNH Equipment Trust
Series 2015-C, Class A3	1.660	11-16-20	1,293,000	1,296,704
Series 2016-B, Class A3	1.630	08-16-21	475,000	474,428
Countrywide Asset-Backed Certificates Trust Series 2004-10, Class AF5B (P)	5.036	02-25-35	287,459	288,427

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       28

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Credit-Based Asset Servicing and Securitization LLC Series 2005-CB4, Class M1 (P)	0.954	07-25-35	172,848	$169,754
CSMC Trust
Series 2006-CF2, Class M1 (P) (S)	1.004	05-25-36	265,298	262,597
Series 2006-CF2, Class M2 (P) (S)	1.054	05-25-36	1,340,000	1,287,068
DB Master Finance LLC Series 2015-1A, Class A2II (S)	3.980	02-20-45	1,527,788	1,533,848
Discover Card Execution Note Trust Series 2016-A1, Class A1	1.640	07-15-21	2,720,000	2,724,098
Driven Brands Funding LLC Series 2015-1A, Class A2 (S)	5.216	07-20-45	678,150	648,724
Ford Credit Auto Owner Trust
Series 2014-1, Class B (S)	2.410	11-15-25	540,000	541,052
Series 2015-A, Class A4	1.640	06-15-20	705,000	707,811
Series 2015-B, Class A4	1.580	08-15-20	620,000	621,580
Series 2016-B, Class A4	1.520	08-15-21	345,000	343,460
Series 2016-C, Class A4	1.400	02-15-22	650,000	641,616
Ford Credit Floorplan Master Owner Trust
Series 2012-5, Class A	1.490	09-15-19	1,260,000	1,262,222
Series 2014-4, Class A1	1.400	08-15-19	1,655,000	1,657,134
Series 2015-1, Class A1	1.420	01-15-20	1,025,000	1,025,659
GM Financial Automobile Leasing Trust
Series 2015-1, Class A4	1.730	06-20-19	245,000	245,685
Series 2015-2, Class A4	1.850	07-22-19	1,119,000	1,123,559
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 (S)	1.650	05-15-20	755,000	755,480
GSAA Trust Series 2005-10, Class M3 (P)	1.084	06-25-35	461,148	450,245
Hertz Vehicle Financing LLC Series 2016-3A, Class A (S)	2.270	07-25-20	680,000	675,034
Home Equity Asset Trust Series 2005-1, Class M4 (P)	1.554	05-25-35	415,000	404,267
Honda Auto Receivables Owner Trust
Series 2014-3, Class A4	1.310	10-15-20	1,215,000	1,216,157
Series 2015-1, Class A4	1.320	11-16-20	565,000	564,905
Series 2015-2, Class A4	1.470	08-23-21	950,000	951,546
Series 2015-3, Class A4	1.560	10-18-21	1,025,000	1,026,963
Series 2016-2, Class A4	1.620	08-15-22	855,000	855,890
Series 2016-3, Class A4	1.330	11-18-22	2,515,000	2,489,440
Huntington Auto Trust
Series 2015-1, Class A4	1.640	06-15-21	395,000	395,651
Series 2016-1, Class A4	1.930	04-15-22	4,270,000	4,269,841
Hyundai Auto Receivables Trust Series 2015-A, Class A4	1.370	07-15-20	530,000	530,023

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       29

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
John Deere Owner Trust
Series 2014-B, Class A4	1.500	06-15-21	1,030,000	$1,031,589
Series 2015-A, Class A4	1.650	12-15-21	817,000	819,558
Mercedes-Benz Auto Receivables Trust Series 2015-1, Class A3	1.340	12-16-19	1,840,000	1,841,633
Merrill Lynch Mortgage Investors Trust Series 2005-WMC1, Class M1 (P)	1.284	09-25-35	642,694	592,953
MVW Owner Trust
Series 2014-1A, Class A (S)	2.250	09-22-31	101,428	100,490
Series 2015-1A, Class A (S)	2.520	12-20-32	349,029	347,963
Nationstar Home Equity Loan Trust Series 2006-B, Class AV4 (P)	0.814	09-25-36	703,283	664,669
New Century Home Equity Loan Trust
Series 2005-1, Class M1 (P)	1.209	03-25-35	855,000	803,499
Series 2005-2, Class M2 (P)	1.209	06-25-35	1,360,000	1,308,442
Nissan Auto Receivables Owner Trust
Series 2015-A, Class A4	1.500	09-15-21	1,280,000	1,279,756
Series 2016-B, Class A4	1.540	10-17-22	440,000	436,917
Nissan Master Owner Trust Receivables Trust Series 2015-A, Class A2	1.440	01-15-20	1,625,000	1,625,832
Renaissance Home Equity Loan Trust Series 2005-2, Class AF4 (P)	4.934	08-25-35	420,000	421,572
Sierra Timeshare Receivables Funding LLC Series 2014-2A, Class A (S)	2.050	06-20-31	174,524	174,307
Sonic Capital LLC Series 2016-1A, Class A2 (S)	4.472	05-20-46	368,150	366,332
Soundview Home Loan Trust Series 2005-CTX1, Class M2 (P)	0.974	11-25-35	480,000	466,492
Specialty Underwriting & Residential Finance Trust Series 2006-BC1, Class A2D (P)	0.834	12-25-36	1,156,615	1,143,857
SunTrust Auto Receivables Trust Series 2015-1A, Class A4 (S)	1.780	01-15-21	1,005,000	1,005,223
Synchrony Credit Card Master Note Trust Series 2016-1, Class A	2.040	03-15-22	655,000	658,730
Taco Bell Funding LLC Series 2016-1A, Class A2I (S)	3.832	05-25-46	897,750	904,691
TAL Advantage V LLC Series 2014-1A, Class A (S)	3.510	02-22-39	384,250	371,716
Toyota Auto Receivables Owner Trust
Series 2015-B, Class A4	1.740	09-15-20	1,360,000	1,367,095
Series 2016-B, Class A4	1.520	08-16-21	525,000	521,951
Series 2016-C, Class A4	1.320	11-15-21	567,000	560,957

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       30

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
USAA Auto Owner Trust Series 2015-1, Class A4	1.540	11-16-20	535,000	$536,412
Verizon Owner Trust
Series 2016-1A, Class A (S)	1.420	01-20-21	840,000	835,961
Series 2016-2A, Class A (S)	1.680	05-20-21	1,690,000	1,687,153
Volkswagen Credit Auto Master Trust Series 2014-1A, Class A2 (S)	1.400	07-22-19	775,000	774,414
Wells Fargo Home Equity Trust Series 2005-4, Class M1 (P)	0.994	12-25-35	355,000	345,512
Wendys Funding LLC Series 2015-1A, Class A2I (S)	3.371	06-15-45	1,692,900	1,692,319
Westgate Resorts LLC
Series 2013-1A, Class B (S)	3.750	08-20-25	38,318	38,426
Series 2014-1A, Class A (S)	2.150	12-20-26	590,706	587,575
Series 2014-1A, Class B (S)	3.250	12-20-26	261,498	260,518
Series 2015-1A, Class A (S)	2.750	05-20-27	250,383	248,371
Series 2015-2A, Class B (S)	4.000	07-20-28	440,086	440,160
Series 2016-1A, Class A (S)	3.500	12-20-28	370,140	372,688
World Omni Auto Receivables Trust Series 2016-A, Class A3	1.770	09-15-21	1,570,000	1,575,405
			Shares	Value
Preferred securities 0.3%				$2,064,543
(Cost $2,113,068)
Financials 0.0%				286,164
Banks 0.0%
Wells Fargo & Company, Series L, 7.500%			238	286,164
Utilities 0.3%				1,778,379
Multi-utilities 0.3%
Dominion Resources, Inc., 6.750%			26,035	1,278,579
DTE Energy Company, 6.500%			9,800	499,800
	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 2.2%				$14,108,000
(Cost $14,108,000)
U.S. Government Agency 1.3%				8,157,000
Federal Farm Credit Bank Discount Note	0.180	12-01-16	668,000	668,000
Federal Home Loan Bank Discount Note	0.100	12-01-16	7,489,000	7,489,000

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       31

	Par value^	Value
Repurchase agreement 0.9%		$5,951,000
Barclays Tri-Party Repurchase Agreement dated 11-30-16 at 0.260% to be repurchased at $4,819,035 on 12-1-16, collateralized by $4,179,100 U.S. Treasury Inflation Indexed Notes, 1.375% due 1-15-20 (valued at $4,915,497, including interest)	4,819,000	4,819,000
Repurchase Agreement with State Street Corp. dated 11-30-16 at 0.030% to be repurchased at $1,132,001 on 12-1-16, collateralized by $1,105,000 U.S. Treasury Notes, 2.750% due 2-15-24 (valued at $1,154,725, including interest)	1,132,000	1,132,000
Total investments (Cost $652,456,728)† 100.4%		$648,802,014
Other assets and liabilities, net (0.4%)		($2,501,176)
Total net assets 100.0%		$646,300,838

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Security Abbreviations and Legend
IO	Interest Only Security — (Interest Tranche of Stripped Mortgage Pool). Rate shown is the effective yield at period end.
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
(C)	Security purchased or sold on a when-issued or delayed delivery basis.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $107,308,719 or 16.6% of the fund's net assets as of 11-30-16.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 11-30-16 the aggregate cost of investment securities for federal income tax purposes was $654,784,460. Net unrealized depreciation to $5,982,446, of which $3,919,273 related to appreciated investment securities and $9,901,719 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       32

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 11-30-16 (unaudited)

Assets
Investments, at value (Cost $652,456,728)	$648,802,014
Cash	58,860
Receivable for investments sold	3,987,400
Receivable for fund shares sold	8,094,269
Receivable for delayed delivery securities sold	833,242
Dividends and interest receivable	4,146,142
Receivable for securities lending income	657
Other receivables and prepaid expenses	98,467
Total assets	666,021,051
Liabilities
Payable for investments purchased	6,651,595
Payable for delayed delivery securities purchased	10,492,542
Payable for fund shares repurchased	2,286,868
Distributions payable	72,994
Payable to affiliates
Accounting and legal services fees	22,482
Transfer agent fees	63,510
Distribution and service fees	35,880
Investment management fees	12,723
Other liabilities and accrued expenses	81,619
Total liabilities	19,720,213
Net assets	$646,300,838
Net assets consist of
Paid-in capital	$655,422,281
Accumulated distributions in excess of net investment income	(1,096,374)
Accumulated net realized gain (loss) on investments	(4,370,355)
Net unrealized appreciation (depreciation) on investments	(3,654,714)
Net assets	$646,300,838

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($370,965,036 ÷ 35,846,869 shares)[1]	$10.35
Class B ($5,513,853 ÷ 532,759 shares)[1]	$10.35
Class C ($36,383,172 ÷ 3,515,244 shares)[1]	$10.35
Class I ($229,924,596 ÷ 22,212,426 shares)	$10.35
Class R2 ($767,870 ÷ 74,198 shares)	$10.35
Class R4 ($413,555 ÷ 39,951 shares)	$10.35
Class R6 ($2,332,756 ÷ 225,357 shares)	$10.35
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$10.78

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       33

STATEMENT OF OPERATIONS  For the six months ended 11-30-16 (unaudited)

Investment income
Interest	$7,953,028
Dividends	35,904
Securities lending	13,844
Total investment income	8,002,776
Expenses
Investment management fees	1,123,529
Distribution and service fees	719,932
Accounting and legal services fees	63,896
Transfer agent fees	343,469
Trustees' fees	3,844
State registration fees	73,894
Printing and postage	26,874
Professional fees	42,569
Custodian fees	36,515
Registration and filing fees	990
Other	6,964
Total expenses	2,442,476
Less expense reductions	(164,258)
Net expenses	2,278,218
Net investment income	5,724,558
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(1,976,925)
Affiliated investments	616
(1,976,309)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(10,075,506)
Affiliated investments	(221)
(10,075,727)
Net realized and unrealized loss	(12,052,036)
Decrease in net assets from operations	($6,327,478)

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       34

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 11-30-16	Year ended 5-31-16
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$5,724,558	$8,341,712
Net realized gain (loss)	(1,976,309)	885,773
Change in net unrealized appreciation (depreciation)	(10,075,727)	710,164
Increase (decrease) in net assets resulting from operations	(6,327,478)	9,937,649
Distributions to shareholders
From net investment income
Class A	(4,949,679)	(8,321,943)
Class B	(55,204)	(121,729)
Class C	(340,799)	(585,928)
Class I	(1,618,688)	(993,689)
Class R2	(5,122)	(3,803)
Class R4	(5,509)	(3,255)
Class R6	(31,610)	(20,723)
From net realized gain
Class A	—	(539,702)
Class B	—	(10,674)
Class C	—	(52,289)
Class I	—	(50,980)
Class R2	—	(258)
Class R4	—	(163)
Class R6	—	(168)
Total distributions	(7,006,611)	(10,705,304)
From fund share transactions	182,890,975	145,430,072
Total increase	169,556,886	144,662,417
Net assets
Beginning of period	476,743,952	332,081,535
End of period	$646,300,838	$476,743,952
Undistributed (accumulated distributions in excess of) net investment income	($1,096,374)	$185,679

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       35

Financial highlights

Class A Shares Period ended	11-30-16	[1]	5-31-16	5-31-15	5-31-14	5-31-13	5-31-12
Per share operating performance
Net asset value, beginning of period	$10.53		$10.60	$10.60	$10.73	$10.62	$10.48
Net investment income[2]	0.11		0.23	0.23	0.27	0.28	0.34
Net realized and unrealized gain (loss) on investments	(0.16)		(0.01)	0.08	0.03 [3]	0.22	0.22
Total from investment operations	(0.05)		0.22	0.31	0.30	0.50	0.56
Less distributions
From net investment income	(0.13)		(0.27)	(0.31)	(0.35)	(0.37)	(0.41)
From net realized gain	—		(0.02)	—	(0.08)	(0.02)	(0.01)
Total distributions	(0.13)		(0.29)	(0.31)	(0.43)	(0.39)	(0.42)
Net asset value, end of period	$10.35		$10.53	$10.60	$10.60	$10.73	$10.62
Total return (%)[4,5]	(0.46	) [6]	2.13	2.95	2.89	4.80	5.45
Ratios and supplemental data
Net assets, end of period (in millions)	$371		$380	$270	$191	$183	$150
Ratios (as a percentage of average net assets):
Expenses before reductions	0.87	[7]	0.90	0.88	0.93	0.96	1.00
Expenses including reductions	0.81	[7]	0.89	0.88	0.92	0.96	0.98
Net investment income	2.05	[7]	2.16	2.21	2.60	2.62	3.29
Portfolio turnover (%)	36		63	69	73	70	85

1	Six months ended 11-30-16. Unaudited.
2	Based on average daily shares outstanding.
3	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       36

Class B Shares Period ended	11-30-16	[1]	5-31-16	5-31-15	5-31-14	5-31-13	5-31-12
Per share operating performance
Net asset value, beginning of period	$10.53		$10.60	$10.61	$10.73	$10.62	$10.48
Net investment income[2]	0.07		0.15	0.16	0.19	0.20	0.26
Net realized and unrealized gain (loss) on investments	(0.16)		(0.01)	0.06	0.04 [3]	0.22	0.22
Total from investment operations	(0.09)		0.14	0.22	0.23	0.42	0.48
Less distributions
From net investment income	(0.09)		(0.19)	(0.23)	(0.27)	(0.29)	(0.33)
From net realized gain	—		(0.02)	—	(0.08)	(0.02)	(0.01)
Total distributions	(0.09)		(0.21)	(0.23)	(0.35)	(0.31)	(0.34)
Net asset value, end of period	$10.35		$10.53	$10.60	$10.61	$10.73	$10.62
Total return (%)[4,5]	(0.84	) [6]	1.37	2.08	2.22	4.02	4.66
Ratios and supplemental data
Net assets, end of period (in millions)	$6		$7	$7	$8	$12	$10
Ratios (as a percentage of average net assets):
Expenses before reductions	1.62	[7]	1.65	1.64	1.68	1.71	1.75
Expenses including reductions	1.56	[7]	1.65	1.63	1.67	1.71	1.73
Net investment income	1.31	[7]	1.43	1.48	1.85	1.88	2.53
Portfolio turnover (%)	36		63	69	73	70	85

1	Six months ended 11-30-16. Unaudited.
2	Based on average daily shares outstanding.
3	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       37

Class C Shares Period ended	11-30-16	[1]	5-31-16	5-31-15	5-31-14	5-31-13	5-31-12
Per share operating performance
Net asset value, beginning of period	$10.53		$10.60	$10.61	$10.73	$10.62	$10.48
Net investment income[2]	0.07		0.15	0.16	0.19	0.20	0.27
Net realized and unrealized gain (loss) on investments	(0.16)		(0.01)	0.06	0.04 [3]	0.22	0.21
Total from investment operations	(0.09)		0.14	0.22	0.23	0.42	0.48
Less distributions
From net investment income	(0.09)		(0.19)	(0.23)	(0.27)	(0.29)	(0.33)
From net realized gain	—		(0.02)	—	(0.08)	(0.02)	(0.01)
Total distributions	(0.09)		(0.21)	(0.23)	(0.35)	(0.31)	(0.34)
Net asset value, end of period	$10.35		$10.53	$10.60	$10.61	$10.73	$10.62
Total return (%)[4,5]	(0.84	) [6]	1.37	2.08	2.22	4.02	4.67
Ratios and supplemental data
Net assets, end of period (in millions)	$36		$37	$29	$23	$34	$34
Ratios (as a percentage of average net assets):
Expenses before reductions	1.62	[7]	1.65	1.63	1.68	1.71	1.75
Expenses including reductions	1.56	[7]	1.64	1.63	1.67	1.71	1.73
Net investment income	1.30	[7]	1.41	1.46	1.85	1.88	2.54
Portfolio turnover (%)	36		63	69	73	70	85

1	Six months ended 11-30-16. Unaudited.
2	Based on average daily shares outstanding.
3	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       38

Class I Shares Period ended	11-30-16	[1]	5-31-16	5-31-15	5-31-14	5-31-13	5-31-12
Per share operating performance
Net asset value, beginning of period	$10.53		$10.60	$10.61	$10.73	$10.62	$10.48
Net investment income[2]	0.12		0.25	0.26	0.30	0.32	0.38
Net realized and unrealized gain (loss) on investments	(0.15)		—	0.07	0.03 [3]	0.22	0.21
Total from investment operations	(0.03)		0.25	0.33	0.33	0.54	0.59
Less distributions
From net investment income	(0.15)		(0.30)	(0.34)	(0.37)	(0.41)	(0.44)
From net realized gain	—		(0.02)	—	(0.08)	(0.02)	(0.01)
Total distributions	(0.15)		(0.32)	(0.34)	(0.45)	(0.43)	(0.45)
Net asset value, end of period	$10.35		$10.53	$10.60	$10.61	$10.73	$10.62
Total return (%)[4]	(0.33	) [5]	2.40	3.12	3.27	5.14	5.81
Ratios and supplemental data
Net assets, end of period (in millions)	$230		$51	$26	$10	$14	$9
Ratios (as a percentage of average net assets):
Expenses before reductions	0.59	[6]	0.64	0.62	0.65	0.63	0.65
Expenses including reductions	0.53	[6]	0.63	0.61	0.65	0.63	0.64
Net investment income	2.28	[6]	2.42	2.45	2.87	2.93	3.62
Portfolio turnover (%)	36		63	69	73	70	85

1	Six months ended 11-30-16. Unaudited.
2	Based on average daily shares outstanding.
3	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       39

Class R2 Shares Period ended	11-30-16	[1]	5-31-16	5-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$10.53		$10.60	$10.67
Net investment income[3]	0.11		0.23	0.01
Net realized and unrealized gain (loss) on investments	(0.16)		—	(0.03)
Total from investment operations	(0.05)		0.23	(0.02)
Less distributions
From net investment income	(0.13)		(0.28)	(0.05)
From net realized gain	—		(0.02)	—
Total distributions	(0.13)		(0.30)	(0.05)
Net asset value, end of period	$10.35		$10.53	$10.60
Total return (%)[4]	(0.49	) [5]	2.22	(0.16	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1		— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.93	[7]	0.85	0.75	[7]
Expenses including reductions	0.88	[7]	0.84	0.75	[7]
Net investment income	2.02	[7]	2.22	0.79	[7]
Portfolio turnover (%)	36		63	69	[8]

1	Six months ended 11-30-16. Unaudited.
2	The inception date for Class R2 shares is 3-27-15.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 6-1-14 to 5-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       40

Class R4 Shares Period ended	11-30-16	[1]	5-31-16	5-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$10.54		$10.60	$10.67
Net investment income[3]	0.12		0.25	0.02
Net realized and unrealized gain (loss) on investments	(0.17)		0.01	(0.04)
Total from investment operations	(0.05)		0.26	(0.02)
Less distributions
From net investment income	(0.14)		(0.30)	(0.05)
From net realized gain	—		(0.02)	—
Total distributions	(0.14)		(0.32)	(0.05)
Net asset value, end of period	$10.35		$10.54	$10.60
Total return (%)[4]	(0.40	) [5]	2.37	(0.15	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.85	[7]	0.80	0.75	[7]
Expenses including reductions	0.69	[7]	0.70	0.65	[7]
Net investment income	2.19	[7]	2.40	0.88	[7]
Portfolio turnover (%)	36		63	69	[8]

1	Six months ended 11-30-16. Unaudited.
2	The inception date for Class R4 shares is 3-27-15.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 6-1-14 to 5-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       41

Class R6 Shares Period ended	11-30-16	[1]	5-31-16	5-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$10.54		$10.60	$10.67
Net investment income[3]	0.13		0.27	0.02
Net realized and unrealized gain (loss) on investments	(0.17)		—	(0.03)
Total from investment operations	(0.04)		0.27	(0.01)
Less distributions
From net investment income	(0.15)		(0.31)	(0.06)
From net realized gain	—		(0.02)	—
Total distributions	(0.15)		(0.33)	(0.06)
Net asset value, end of period	$10.35		$10.54	$10.60
Total return (%)[4]	(0.37	) [5]	2.64	(0.12	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$2		$2	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.51	[7]	0.56	0.50	[7]
Expenses including reductions	0.44	[7]	0.53	0.48	[7]
Net investment income	2.43	[7]	2.60	1.05	[7]
Portfolio turnover (%)	36		63	69	[8]

1	Six months ended 11-30-16. Unaudited.
2	The inception date for Class R6 shares is 3-27-15.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 6-1-14 to 5-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       42

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Investment Grade Bond Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek a high level of current income consistent with the preservation of capital and maintenance of liquidity.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       43

independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of November 30, 2016, all investments are categorized as level 2 under the hierarchy described above, except for preferred securities which is categorized as level 1.

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the SEC as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       44

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for certain funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million unsecured committed line of credit. For the six months ended November 30, 2016, the fund had no borrowings under either line of credit. Commitment fees for the six months ended November 30, 2016 were $1,569.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of May 31, 2016, the fund has a short-term capital loss carryforward of $390,053 available to offset future net realized capital gains. This carryforward does not expire.

As of May 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are distributed annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to amortization and accretion on debt securities.

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Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.400% of the first $1.5 billion of the fund's average daily net assets and (b) 0.385% of the fund's average daily net assets in excess of $1.5 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended November 30, 2016, this waiver amounted to 0.01% of the fund's average net assets (on an annualized basis). This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

Effective July 1, 2016, the Advisor has contractually agreed to reduce its management fee of, if necessary, make payments to the fund in an amount equal to the amount by which expenses of the fund exceed 0.42% of average annual net assets (on an annualized basis) of the fund. For purposes of this agreement, "expenses of the fund" means all fund expenses, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, class-specific expenses, acquired fund fees and expenses paid indirectly, borrowing costs, prime brokerage fees and short dividend expense. This agreement expires on September 30, 2017, unless renewed by mutual agreement of the Advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund, to the extent they exceed 0.00% of average annual net assets(on an annual basis) attributable to Class R6 shares (the class expense waiver). The fee waiver and/or reimbursement expires on September 30, 2017, unless renewed by mutual agreement of the fund and Advisor based upon a determination that this is appropriate under the circumstances at that time.

For the six months ended November 30, 2016, these expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$115,995	Class R2	$110
Class B	1,827	Class R4	124
Class C	11,391	Class R6	839
Class I	33,763	Total	$164,049

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

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The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended November 30, 2016, were equivalent to a net annual effective rate of 0.34% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended November 30, 2016 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C, Class R2 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.25%	—	Class R2	0.25%	0.25%
Class B	1.00%	—	Class R4	0.25%	0.10%
Class C	1.00%	—

The fund's Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares. The current waiver agreement expires on September 30, 2017, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $209 for Class R4 shares for the six months ended November 30, 2016.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $1,011,380 for the six months ended November 30, 2016. Of this amount, $146,275 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $863,886 was paid as sales commissions to broker-dealers and $1,219 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended November 30, 2016, CDSCs received by the Distributor amounted to $10,863, $2,675 and $6,344 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

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Class level expenses. Class level expenses for the six months ended November 30, 2016 were:

Class	Distribution and Service Fees	Transfer Agent Fees
Class A	$493,350	$248,219
Class B	31,301	3,939
Class C	193,678	24,361
Class I	—	66,691
Class R2	907	35
Class R4	696	36
Class R6	—	188
Total	$719,932	$343,469

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the six months ended November 30, 2016 and for the year ended May 31, 2016 were as follows:

		Six months ended 11-30-16		Year ended 5-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	5,749,269	$61,249,774	14,612,455	$152,715,873
Distributions reinvested	450,403	4,789,953	822,576	8,593,702
Repurchased	(6,418,449)	(68,261,750)	(4,870,742)	(50,907,655)
Net increase (decrease)	(218,777)	($2,222,023)	10,564,289	$110,401,920
Class B shares
Sold	21,820	$232,214	122,949	$1,282,578
Distributions reinvested	4,370	46,506	10,529	109,991
Repurchased	(115,920)	(1,232,797)	(140,985)	(1,472,275)
Net decrease	(89,730)	($954,077)	(7,507)	($79,706)
Class C shares
Sold	587,540	$6,265,074	1,519,932	$15,884,577
Distributions reinvested	28,856	306,963	54,416	568,523
Repurchased	(602,412)	(6,388,599)	(788,153)	(8,247,862)
Net increase	13,984	$183,438	786,195	$8,205,238
Class I shares
Sold	19,883,015	$211,392,834	4,392,650	$45,831,345
Distributions reinvested	131,119	1,386,152	63,850	667,654
Repurchased	(2,662,661)	(28,268,352)	(2,058,754)	(21,498,655)
Net increase	17,351,473	$184,510,634	2,397,746	$25,000,344
Class R2 shares
Sold	59,103	$630,135	7,180	$74,764
Distributions reinvested	369	3,890	121	1,263
Repurchased	(1,679)	(17,890)	(411)	(4,325)
Net increase	57,793	$616,135	6,890	$71,702

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		Six months ended 11-30-16		Year ended 5-31-16
	Shares	Amount	Shares	Amount
Class R4 shares
Sold	9,185	$97,406	22,201	$234,176
Distributions reinvested	393	4,188	45	471
Repurchased	(1,027)	(10,923)	(218)	(2,294)
Net increase	8,551	$90,671	22,028	$232,353
Class R6 shares
Sold	74,567	$799,737	173,123	$1,797,733
Distributions reinvested	2,973	31,610	1,757	18,421
Repurchased	(15,530)	(165,150)	(20,905)	(217,933)
Net increase	62,010	$666,197	153,975	$1,598,221
Total net increase	17,185,304	$182,890,975	13,923,616	$145,430,072

Affiliates of the fund owned 13%, 23% and 100% of shares of beneficial interest of Class R2, Class R4 and Class NAV, respectively, on November 30, 2016. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments and U.S. Treasury obligations, amounted to $228,108,144 and $69,391,922, respectively, for the six months ended November 30, 2016. Purchases and sales of U.S. Treasury obligations aggregated $167,432,486 and $127,170,906, respectively, for the six months ended November 30, 2016.

Note 7 — Interfund trading

The fund is permitted to purchase or sell securities from or to certain other affiliated funds, as set forth in Rule 17a-7 of the 1940 Act, under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund that is or could be considered an affiliate complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the period ended November 30, 2016 the fund engaged in purchases amounting to $36,369,426.

Note 8 — New rule issuance

In October 2016, the SEC issued Final Rule Release No. 33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. Management is in the process of reviewing the impact to the financial statements.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Bond Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor), for John Hancock Investment Grade Bond Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 21-23, 2016 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 24-25, 2016.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 21-23, 2016, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

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Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index for the one-year period ended December 31, 2015 and outperformed its benchmark index for the three- and five-year periods. The Board also noted that the fund outperformed its

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peer group average for the one-, three- and five-year periods ended December 31, 2015. The Board noted the fund's favorable performance relative to the benchmark index for the three- and five-year periods and to the peer group for the one- three- and five-year periods. The Board concluded that the fund's performance has generally outperformed the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and the net total expenses are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subdvisory fee for the fund is paid by the Advisor; and

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(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data;

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

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The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally outperformed the historical performance of comparable funds and the fund's benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       55

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies. As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Investment Grade Bond Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF336782	55SA 11/16 1/17

John Hancock

Global Conservative Absolute Return Fund

Semiannual report 11/30/16

A message to shareholders

Dear shareholder,

From the U.K.'s Brexit vote in June to Donald Trump's presidential election victory in November, the past six months have been marked by significant geopolitical changes. Longer-term interest rates in the United States generally rose during this time, especially in the final weeks of the period, making for a challenging environment for many segments of the fixed-income markets, particularly municipal bonds. The same was true of short-term rates, as the U.S. Federal Reserve decided in December to raise short-term lending rates for the first time in 2016.

The reality of higher interest rates is no surprise; rates around the world had for some time been hovering near historic lows, and in Japan and parts of Europe, central banks have been experimenting with pushing rates into negative territory. It's a trend that couldn't last forever, and the recent rise has been in the making for some time.

That said, fixed income still has a valuable role to play in diversified portfolios. At John Hancock Investments, we believe one of the best ways to navigate today's interest-rate volatility is by casting a wider net; your financial advisor can make sure that your fixed-income allocations are appropriate for your investment goals, and that they aren't overly reliant on interest rates as the primary driver of returns.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Global Conservative Absolute Return Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
18	Financial statements
22	Financial highlights
27	Notes to financial statements
43	Continuation of investment advisory and subadvisory agreements
49	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term absolute return.

AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/16 (%)

The Bank of America Merrill Lynch U.S. Dollar 1-Month LIBID Average Index tracks the performance of a synthetic asset paying LIBID (London Interbank Bid Rate) to a stated maturity.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

The fund declined

The fund posted a loss for the period, trailing its cash benchmark and Morningstar's nontraditional bond fund peer average category.

Currency strategies detracted

As a group, the fund's foreign exchange strategies weighed on performance.

Allocations to credit contributed

Corporate bond markets posted positive returns as narrowing credit spreads drove up prices; certain of the fund's credit-oriented strategies were among the lead contributors.

COUNTRY COMPOSITION AS OF 11/30/16 (%)

United States	33.7
United Kingdom	20.1
France	14.6
Japan	5.2
Germany	4.3
Switzerland	4.3
Belgium	3.9
Netherlands	2.7
Indonesia	2.6
Denmark	2.2
Other countries	6.4
TOTAL	100.0
As a percentage of net assets.

A note about risks

Absolute return funds are not designed to outperform stocks and bonds in strong markets. There is no guarantee of a positive return, of the fund achieving its objective, or that volatility reducing strategies will be successful. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. A fund concentrated in one sector or industry, or that holds a limited number of securities, may fluctuate more than a fund that invests in a wider variety of sectors or industries. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Currency transactions are affected by fluctuations in exchange rates. Fund distributions generally depend on income from underlying investments and may vary or cease altogether in the future. Please see the fund's prospectus for additional risks.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       3

Discussion of fund performance

An interview with Portfolio Manager Roger Sadewsky, Standard Life Investments (Corporate Funds) Limited

Roger Sadewsky
Portfolio Manager
Standard Life Investments

The fund seeks long-term absolute return, unlike more traditional fixed-income offerings, which often have a more specific focus on yield. Would you share your investment philosophy on this type of mandate and review the range of tools you use to implement the fund's strategy?

The fund's strategy is to seek positive absolute returns over time, independent of the general direction of bond prices. The fund has a broad investment mandate, which gives us the latitude to invest in a wide range of assets throughout the world, including currencies, derivatives, fixed-income securities, and other debt instruments.

In managing the fund, we harness the expertise of the fixed-income and multi-asset investment teams at Standard Life Investments. We make extensive use of advanced techniques to target positive total returns, whether fixed-income markets are rising or falling.

Methods include relative value and directional strategies, such as foreign exchange or interest-rate positions, where shorter-term drivers of rate movements can change significantly even in the absence of a longer-term equity or credit risk premium.

What observations would you offer about the macroeconomic and market environment for the six months ended November 30, 2016?

Economic and political developments in the United States were a huge driver of asset returns for the period. Financial markets, which had largely priced in a Hillary Clinton victory, were proved wrong as Donald J. Trump was elected to become the 45th president of the United States.

Expectations that the president-elect and his staff would implement the promised fiscal policy stimulus package—tax cuts and infrastructure spending—and that this would boost U.S. economic growth proved negative for holders of U.S. Treasury securities and other government bonds across the globe.

Generally perceived as safe-haven assets, these developed sovereign debt markets also came under pressure as subdued oil prices, one of the factors keeping inflationary pressures anchored at lower

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       4

"Assets emphasizing credit risk were generally rewarded for the period, while those embedded with more interest-rate risk tended to struggle."
levels, rose sharply late in the period, following the announcement of an OPEC deal to limit available supply.

This gave credence to investor worries that the negative impact of inflation could start filtering into fixed-income markets over the intermediate term. Assets emphasizing credit risk were generally rewarded for the period, while those embedded with more interest-rate risk tended to struggle.

How did the fund perform for the period?

The fund's Class A shares were down 0.61%, excluding sales charges. By comparison, the fund's cash benchmark, the BofA ML USD 1-Month LIBID Average Index, was up 0.19%, and the Morningstar nontraditional bond fund peer category was up 2.28%.

What strategies detracted from the fund's performance?

Implemented with futures, the fund's U.K. versus German duration strategy, a position we closed prior to the end of the period, was the most significant detractor. The strategy was designed to benefit from a narrowing gap between U.K. and German interest rates—through falling U.K. rates, rising German rates, or a combination of both. However, the gap widened instead. Reflecting our evolving view on the political and economic developments in Europe, we closed the strategy and replaced it with a U.K. versus French duration position. Over the medium term, we now think it's

FUND COMPOSITION AS OF 11/30/16 (%)

Corporate bonds	20.7	Short-term investments	78.8
Financials	8.8	U.S. Government	26.6
Utilities	2.4	Time deposits	24.0
Industrials	2.1	Certificate of deposit	18.6
Consumer discretionary	2.0	Commercial paper	7.4
Telecommunication services	1.7	Money market funds	2.2
Consumer staples	1.3	Derivative instruments	0.2
Health care	0.7	Interest rate swaps	(0.2)
Real estate	0.7	Credit default swaps	0.4
Energy	0.6	Other assets and liabilities	(2.3)
Materials	0.3	TOTAL	100.0
Information technology	0.1
Foreign government obligations	2.6
As a percentage of net assets.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       5

"As a group, the fund's currency strategies... detracted from performance, including the long Swedish krona versus euro pair."
more likely the spread between U.K. and French government bond yields will compress as growth and longer-term inflation expectations fall for the U.K. economy.

As a group, the fund's currency strategies, exposures frequently implemented with forward agreements, detracted from performance, including the long Swedish krona versus euro pair.

The fund's Indonesian rates versus U.S. dollar strategy, an allocation we obtained through physical government bonds and currency forward agreements, also declined. Emerging markets struggled amid increasing worries that the new U.S. trade policy pledged by Trump during his campaign would be detrimental for the largely trade-dependent emerging economies. In addition, the strengthening of the U.S. dollar and increased expectations for higher interest rates in the United States also put pressure on emerging-market assets.

How about strategies that contributed positively to the fund's performance?

The fund's allocations to credit were among the top contributors. The U.K. investment-grade credit, U.S. investment-grade credit, and contingent capital bonds strategies all posted gains, benefiting from a continued demand for yield and a more pro-cyclical shift in investor sentiment.

The fund's short U.S. duration strategy, a relatively new position, also contributed positively to performance as interest rates in the United States rose, especially sharply following the surprise results of the country's presidential election.

Would you share examples of strategy changes you made within the fund during the period?

In light of the recent political and economic developments in the United States, we closed the fund's U.S. real, or inflation-adjusted, yields strategy. In our view, it would struggle to achieve its potential upside if U.S. monetary policy follows a steeper-than-expected tightening trajectory—an outcome that now seems more likely than when we initiated the position. Such an environment favors allocations positioned for an increase in nominal, rather than inflation-adjusted, interest rates. With that in mind, we opened a short U.S. duration strategy in the fund.

We also closed the fund's long U.K. inflation and European real yields strategies after they had delivered positive returns in line with our expectations.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       6

How was the fund positioned at period end?

At a high level, the fund's most significant risk-weighted allocations were to credit, duration, and foreign exchange strategies. We continued to maintain exposures to cross-market, inflation, and yield curve strategies, as well.

Is there anything else you'd like to cover in closing?

The BofA ML USD 1-Month LIBID Average Index currently serves as the fund's primary benchmark. However, to more accurately reflect the risk-and-return profile of the fund, we recommended, and the fund's Board of Trustees agreed, to make a change in the benchmark. Effective January 1, 2017, the fund's new benchmark will be the BofA ML 3-Month LIBOR Average Index. This change will not affect the fund's day-to-day management, nor will it affect the fund's investment objective, which remains to seek long-term absolute return.

MANAGED BY

Roger Sadewsky On the fund since inception Investing since 1986

The views expressed in this report are exclusively those of Roger Sadewsky, Standard Life Investments (Corporate Funds) Limited, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED NOVEMBER 30, 2016

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception[1]	6-month	Since inception[1]
Class A	-2.82	-0.66	-3.60	-2.22
Class C2	-1.67	-0.33	-2.01	-1.12
Class I3	0.50	0.51	-0.41	1.72
Class R6[3]	0.58	0.61	-0.41	2.06
Class NAV[3]	0.58	0.61	-0.41	2.06
Index 1†	0.33	0.16	0.19	0.54
Index 2†	1.35	1.19	0.46	4.09

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 3.0% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	1.81	2.51	1.49	1.40	1.38
Net (%)	1.14	1.89	0.89	0.78	0.78

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the Bank of America Merrill Lynch U.S. Dollar 1-Month LIBID Average Index; Index 2 is the Bloomberg Barclays Global Aggregate 1-3 Year Hedged USD Index.

See the following page for footnotes.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Global Conservative Absolute Return Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class C2,4	7-16-13	9,888	9,888	10,054	10,409
Class I3	7-16-13	10,172	10,172	10,054	10,409
Class R6[3]	7-16-13	10,206	10,206	10,054	10,409
Class NAV[3]	7-16-13	10,206	10,206	10,054	10,409

The Bank of America Merrill Lynch U.S. Dollar 1-Month LIBID Average Index tracks the performance of a synthetic asset paying LIBID (London Interbank Bid Rate) to a stated maturity.

The Bloomberg Barclays Global Aggregate 1-3 Year Hedged USD Index provides a broad-based measure of the global investment-grade fixed-income markets, including corporate, government, supranational, mortgage-backed, and asset-backed securities. The foreign currency exposure of this index has been hedged to U.S. dollars.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 7-16-13.
2	Class C shares were first offered on 6-27-14. The returns prior to this date are those of Class A shares, which have lower expenses than Class C shares. Had the returns reflected Class C shares expenses, returns would be lower.
3	For certain types of investors, as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on June 1, 2016, with the same investment held until November 30, 2016.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at November 30, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on June 1, 2016, with the same investment held until November 30, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       10

Actual expenses/actual returns

	Account value on 6-1-2016	Ending value on 11-30-2016	Expenses paid during period ended 11-30-2016[1]	Annualized expense ratio
Class A	$1,000.00	$993.90	$5.70	1.14%
Class C	1,000.00	989.80	9.43	1.89%
Class I	1,000.00	995.90	4.45	0.89%
Class R6	1,000.00	995.90	3.90	0.78%
Class NAV	1,000.00	995.90	3.90	0.78%

Hypothetical example for comparison purposes

	Account value on 6-1-2016	Ending value on 11-30-2016	Expenses paid during period ended 11-30-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,019.40	$5.77	1.14%
Class C	1,000.00	1,015.60	9.55	1.89%
Class I	1,000.00	1,020.60	4.51	0.89%
Class R6	1,000.00	1,021.20	3.95	0.78%
Class NAV	1,000.00	1,021.20	3.95	0.78%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       11

Fund's investments

As of 11-30-16 (unaudited)
	Rate (%)	Maturity date	Par value^		Value
Corporate bonds 20.7%					$22,174,912
(Cost $22,778,505)
Australia 0.2%					256,690
National Australia Bank, Ltd.	1.875	02-20-20	GBP	200,000	256,690
Belgium 0.4%					380,449
Anheuser-Busch InBev NV	6.500	06-23-17	GBP	50,000	64,481
KBC Groep NV (5.625% to 3-19-19, then 5 Year Euro Swap Rate + 4.759%) (Q)	5.625	03-19-19	EUR	300,000	315,968
Canada 0.2%					258,427
Enbridge, Inc.	5.500	12-01-46		8,000	8,154
Rogers Communications, Inc.	5.000	03-15-44		130,000	136,571
TransCanada PipeLines, Ltd.	7.625	01-15-39		81,000	113,702
Cayman Islands 0.3%					293,162
ASIF II	6.375	10-05-20	GBP	200,000	293,162
Denmark 0.3%					318,782
Danske Bank A/S (5.750% to 4-6-20, then 6 Year Euro Swap Rate + 4.640%) (Q)	5.750	04-06-20	EUR	293,000	318,782
France 1.7%					1,781,935
BNP Paribas SA	2.375	11-20-19	GBP	200,000	259,474
Orange SA	5.500	02-06-44		74,000	84,385
Orange SA	7.250	11-10-20	GBP	200,000	307,646
RCI Banque SA	3.250	04-25-18	GBP	200,000	257,365
Societe Generale SA	5.400	01-30-18	GBP	200,000	261,688
Societe Generale SA (8.250% to 11-29-18, then 5 Year U.S. Swap Rate + 6.394%) (Q)	8.250	11-29-18		307,000	313,140
WPP Finance SA	6.375	11-06-20	GBP	200,000	298,237
Germany 0.4%					381,551
Aareal Bank AG (7.625% to 4-30-20, then 1 Year Euro Swap Rate + 7.180%) (Q)	7.625	04-30-20	EUR	200,000	202,455
Volkswagen Financial Services NV	2.750	10-02-20	GBP	50,000	64,926
Vonovia Finance BV	3.125	07-25-19	EUR	100,000	114,170
Ireland 0.3%					277,373
Actavis Funding SCS	4.750	03-15-45		72,000	71,232
Bank of Ireland (7.375% to 6-18-20, then 5 Year Euro Swap Rate + 6.956%) (Q)	7.375	06-18-20	EUR	200,000	206,141
Italy 0.5%					552,473
Enel SpA	6.250	06-20-19	GBP	220,000	308,572

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       12

	Rate (%)	Maturity date	Par value^		Value
Italy (continued)
Intesa Sanpaolo SpA (7.700% to 9-17-25, then 5 Year U.S. Swap Rate + 5.462%) (Q)(S)	7.700	09-17-25		200,000	$175,750
Telecom Italia SpA	6.375	06-24-19	GBP	50,000	68,151
Jersey, Channel Islands 0.2%					266,708
AA Bond Company, Ltd.	4.720	07-31-18	GBP	200,000	266,708
Mexico 0.1%					72,583
Petroleos Mexicanos	8.250	06-02-22	GBP	50,000	72,583
Netherlands 0.8%					864,063
BMW Finance NV	1.875	06-29-20	GBP	200,000	257,058
Daimler International Finance BV	3.500	06-06-19	GBP	200,000	266,009
Deutsche Telekom International Finance BV	7.375	12-04-19	GBP	200,000	296,756
Mylan NV (S)	5.250	06-15-46		19,000	17,408
Teva Pharmaceutical Finance Netherlands III BV	4.100	10-01-46		31,000	26,832
Spain 0.6%					598,672
Banco Bilbao Vizcaya Argentaria SA (7.000% to 2-19-19, then 5 Year Euro Swap Rate + 6.155%) (Q)	7.000	02-19-19	EUR	200,000	195,880
Telefonica Emisiones SAU	5.375	02-02-18	GBP	200,000	262,387
Telefonica Emisiones SAU	5.597	03-12-20	GBP	100,000	140,405
Sweden 0.2%					258,940
Nordea Bank AB	2.125	11-13-19	GBP	200,000	258,940
Switzerland 0.6%					636,904
Glencore Finance Europe SA	6.500	02-27-19	GBP	50,000	68,315
UBS AG	5.125	05-15-24		300,000	298,679
UBS AG	6.625	04-11-18	GBP	200,000	269,910
United Kingdom 8.7%					9,346,379
Annington Finance No 1 PLC	8.000	10-02-21	GBP	50,625	73,543
Bank of Scotland PLC	9.375	05-15-21	GBP	150,000	240,260
Barclays Bank PLC	7.625	11-21-22		276,000	302,979
Barclays Bank PLC	10.000	05-21-21	GBP	300,000	472,551
BAT International Finance PLC	6.375	12-12-19	GBP	200,000	289,537
Centrica PLC	7.000	09-19-18	GBP	200,000	276,852
Close Brothers Finance PLC	3.875	06-27-21	GBP	100,000	135,238
Enterprise Inns PLC	6.500	12-06-18	GBP	8,000	10,758
Eversholt Funding PLC	5.831	12-02-20	GBP	200,000	290,921
Experian Finance PLC	4.750	11-23-18	GBP	200,000	268,456
FCE Bank PLC	2.625	11-20-18	GBP	200,000	256,687
Firstgroup PLC	8.125	09-19-18	GBP	200,000	279,368
Go-Ahead Group PLC	5.375	09-29-17	GBP	200,000	258,967

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       13

	Rate (%)	Maturity date	Par value^		Value
United Kingdom (continued)
Hammerson PLC	6.875	03-31-20	GBP	200,000	$295,219
Heathrow Funding, Ltd.	6.250	09-10-18	GBP	200,000	271,738
Imperial Brands Finance PLC	7.750	06-24-19	GBP	200,000	291,253
Lend Lease Europe Finance PLC	6.125	10-12-21	GBP	200,000	287,583
London Stock Exchange Group PLC	9.125	10-18-19	GBP	200,000	304,578
Marks & Spencer PLC	6.125	12-02-19	GBP	50,000	70,642
Motability Operations Group PLC	6.625	12-10-19	GBP	200,000	292,486
National Express Group PLC	6.625	06-17-20	GBP	50,000	73,274
National Westminster Bank PLC	6.500	09-07-21	GBP	50,000	70,925
Nationwide Building Society	5.625	09-09-19	GBP	150,000	210,441
Nationwide Building Society	6.750	07-22-20	EUR	100,000	126,836
Northern Gas Networks Finance PLC	5.875	07-08-19	GBP	200,000	281,870
Provident Financial PLC	8.000	10-23-19	GBP	50,000	70,996
Prudential PLC	1.375	01-19-18	GBP	200,000	251,763
RELX Investments PLC	7.000	12-11-17	GBP	200,000	265,623
Rio Tinto Finance USA PLC	4.125	08-21-42		97,000	94,480
Santander UK PLC	1.875	02-17-20	GBP	200,000	253,375
Severn Trent Utilities Finance PLC	6.000	01-22-18	GBP	200,000	264,792
Southern Gas Networks PLC	5.125	11-02-18	GBP	200,000	270,406
SSE PLC	5.000	10-01-18	GBP	200,000	269,164
Standard Chartered PLC (7.500% to 4-2-22, then 5 Year U.S. Swap Rate + 6.301%) (Q)(S)	7.500	04-02-22		350,000	343,018
The Great Rolling Stock Company, Ltd.	6.250	07-27-20	GBP	200,000	290,317
The Royal Bank of Scotland Group PLC (7.500% to 8-10-20, then 5 Year U.S. Swap Rate + 5.800%) (Q)	7.500	08-10-20		341,000	307,753
The Royal Bank of Scotland PLC	6.625	09-17-18	GBP	200,000	274,593
The Unique Pub Finance Company PLC	6.542	03-30-21	GBP	65,640	88,226
Vodafone Group PLC	8.125	11-26-18	GBP	200,000	285,417
Yorkshire Water Services Bradford Finance, Ltd.	6.000	08-21-19	GBP	200,000	283,494
United States 5.2%					5,629,821
21st Century Fox America, Inc.	4.750	09-15-44		70,000	69,821
Aetna, Inc.	4.125	11-15-42		51,000	46,924
Altria Group, Inc.	5.375	01-31-44		87,000	99,132
Anadarko Petroleum Corp.	4.500	07-15-44		83,000	73,286
Anheuser-Busch InBev Finance, Inc.	4.700	02-01-36		30,000	31,358
Anheuser-Busch InBev Finance, Inc.	4.900	02-01-46		79,000	84,319
AT&T, Inc.	4.800	06-15-44		30,000	28,077
AT&T, Inc.	5.150	03-15-42		142,000	139,994
Bank of America Corp.	6.125	09-15-21	GBP	100,000	148,748
Bank of America Corp.	7.750	04-30-18	GBP	200,000	273,576
Baxalta, Inc.	5.250	06-23-45		68,000	71,598

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       14

	Rate (%)	Maturity date	Par value^		Value
United States (continued)
Boston Scientific Corp.	7.375	01-15-40		77,000	$95,902
Burlington Northern Santa Fe LLC	4.150	04-01-45		113,000	112,213
Celgene Corp.	4.625	05-15-44		88,000	85,524
Charter Communications Operating LLC (S)	6.384	10-23-35		132,000	147,688
Cigna Corp.	5.375	02-15-42		52,000	56,726
Citigroup, Inc.	5.125	12-12-18	GBP	200,000	267,998
Comcast Corp.	4.750	03-01-44		87,000	91,626
CVS Health Corp.	5.125	07-20-45		90,000	98,484
Devon Energy Corp.	4.750	05-15-42		40,000	35,602
Eastman Chemical Company	4.650	10-15-44		77,000	74,234
Electronic Arts, Inc.	4.800	03-01-26		72,000	75,780
Energy Transfer Partners LP	6.125	12-15-45		74,000	74,453
Enterprise Products Operating LLC	4.900	05-15-46		75,000	72,807
EOG Resources, Inc.	3.900	04-01-35		39,000	36,226
Exelon Corp.	5.100	06-15-45		101,000	106,381
FedEx Corp.	4.750	11-15-45		28,000	28,506
Ford Motor Company	4.750	01-15-43		37,000	34,661
Fortive Corp. (S)	4.300	06-15-46		162,000	155,878
General Electric Company	6.250	09-29-20	GBP	200,000	297,535
General Motors Company	6.250	10-02-43		63,000	67,803
Halliburton Company	5.000	11-15-45		48,000	48,981
International Paper Company	5.150	05-15-46		65,000	65,364
JPMorgan Chase & Co.	5.625	08-16-43		124,000	142,043
Kinder Morgan Energy Partners LP	5.500	03-01-44		61,000	58,969
Kraft Heinz Foods Company	4.375	06-01-46		35,000	33,142
Lockheed Martin Corp.	4.700	05-15-46		93,000	100,540
Lowe's Companies, Inc.	3.700	04-15-46		60,000	54,674
McKesson Corp.	4.883	03-15-44		42,000	42,221
MetLife, Inc.	4.600	05-13-46		40,000	41,396
Molson Coors Brewing Company	4.200	07-15-46		89,000	81,998
Morgan Stanley	5.750	02-14-17	GBP	100,000	126,342
National Grid North America, Inc.	1.875	08-06-18	GBP	200,000	254,212
Newell Brands, Inc.	5.500	04-01-46		45,000	50,594
Noble Energy, Inc.	5.250	11-15-43		25,000	24,255
Occidental Petroleum Corp.	4.400	04-15-46		7,000	6,919
Pacific Gas & Electric Company	4.300	03-15-45		69,000	69,955
Pacific LifeCorp (S)	5.125	01-30-43		138,000	139,233
Reynolds American, Inc.	5.850	08-15-45		102,000	120,494
Stryker Corp.	4.625	03-15-46		55,000	54,645
The Dow Chemical Company	4.625	10-01-44		14,000	13,739
The Home Depot, Inc.	4.400	03-15-45		176,000	185,415
The JM Smucker Company	4.375	03-15-45		123,000	121,090

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       15

	Rate (%)	Maturity date	Par value^		Value
United States (continued)
The Kroger Company	3.875	10-15-46		15,000	$13,299
The Southern Company	4.400	07-01-46		32,000	31,146
Time Warner, Inc.	4.850	07-15-45		70,000	68,757
Verizon Communications, Inc.	6.550	09-15-43		57,000	70,817
Virginia Electric & Power Company	4.650	08-15-43		157,000	168,131
Voya Financial, Inc.	5.700	07-15-43		93,000	99,480
Walgreens Boots Alliance, Inc.	4.650	06-01-46		47,000	46,021
Waste Management, Inc.	4.100	03-01-45		106,000	104,917
WestRock MWV LLC	8.200	01-15-30		46,000	59,315
Williams Partners LP	5.100	09-15-45		54,000	48,857
Foreign government obligations 2.6%					$2,814,724
(Cost $3,185,717)
Indonesia 2.6%					2,814,724
Republic of Indonesia	8.250	05-15-36	IDR	19,121,000,000	1,413,830
Republic of Indonesia	8.375	09-15-26	IDR	18,690,000,000	1,400,894
	Yield* (%)	Maturity date	Par value^		Value
Short-term investments 78.8%					$84,526,474
(Cost $84,522,671)
Certificate of deposit 18.6%					19,990,938
ABN AMRO Bank NV	0.997	01-20-17		2,000,000	1,997,296
Credit Agricole SA	1.270	03-06-17		2,000,000	2,001,708
Credit Suisse AG	1.311	03-14-17		2,000,000	1,993,434
Danske Bank A/S	1.020	02-13-17		2,000,000	2,000,888
Goldman Sachs International	0.930	12-08-16		2,000,000	2,000,190
ING Bank NV	1.230	03-01-17		2,000,000	2,001,484
Natixis SA	0.910	02-01-17		2,000,000	2,000,000
Societe Generale SA	1.180	04-21-17		2,000,000	2,000,412
Sumitomo Mitsui Trust Holdings, Inc.	1.193	02-21-17		2,000,000	1,995,542
Toronto-Dominion Bank	0.800	01-27-17		2,000,000	1,999,984
Commercial paper 7.4%					7,981,004
Agence Centrale Organismes	0.988	02-28-17		2,000,000	1,994,884
Banque Federative du Credit Mutuel SA	0.918	02-15-17		2,000,000	1,996,248
OP Corporate Bank	0.948	01-25-17		2,000,000	1,997,574
UBS AG	1.242	03-08-17		2,000,000	1,992,298
Time deposits 24.0%					25,773,101
Abbey National Treasury Services PLC	0.300	12-01-16		3,901,303	3,901,303
BNP Paribas SA	0.400	12-01-16		3,861,258	3,861,258
DZ Bank AG	0.430	12-01-16		4,276,529	4,276,529
KBC Bank NV	0.400	12-01-16		3,852,637	3,852,637
Lloyds Bank PLC	0.350	12-01-16		3,802,306	3,802,306

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       16

	Yield* (%)	Maturity date	Par value^	Value
Time deposits (continued)
Standard Chartered Bank PLC	0.340	12-01-16	2,502,116	$2,502,116
Sumitomo Mitsui Trust Holdings, Inc.	0.380	12-01-16	3,576,952	3,576,952
U.S. Government 26.6%				28,480,796
U.S. Treasury Bill	0.287	12-08-16	5,000,000	4,999,850
U.S. Treasury Bill	0.303	12-01-16	4,000,000	4,000,000
U.S. Treasury Bill	0.344	02-16-17	4,500,000	4,495,676
U.S. Treasury Bill (D)	0.352	02-02-17	5,000,000	4,996,295
U.S. Treasury Bill	0.435	02-09-17	5,000,000	4,995,730
U.S. Treasury Bill	0.450	03-09-17	5,000,000	4,993,245
		Yield (%)	Shares	Value
Money market funds 2.2%				2,300,635
BlackRock Cash Fund - Prime, Institutional Class		0.3114(Y)	2,300,635	2,300,635
Total investments (Cost $110,486,893)† 102.1%				$109,516,110
Other assets and liabilities, net (2.1%)				($2,224,522)
Total net assets 100.0%				$107,291,588

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Currency Abbreviations
EUR	Euro
GBP	Pound Sterling
IDR	Indonesian Rupiah
Key to Security Abbreviations and Legend
(D)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(Y)	The rate shown is the annualized seven-day yield as of 11-30-16.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 11-30-16, the aggregate cost of investment securities for federal income tax purposes was $110,672,815. Net unrealized depreciation aggregated to $1,156,705, of which $177,021 related to appreciated investment securities and $1,333,726 related to depreciated investments.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       17

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 11-30-16 (unaudited)

Assets
Investments, at value (Cost $110,486,893)	$109,516,110
Foreign currency, at value (Cost $544,295)	545,521
Cash held at broker for futures contracts	784,899
Receivable for fund shares sold	485
Unrealized appreciation on forward foreign currency contracts	2,204,341
Dividends and interest receivable	467,434
Swap contracts, at value	807,291
Receivable for futures variation margin	40,741
Other receivables and prepaid expenses	75,809
Total assets	114,442,631
Liabilities
Payable for investments purchased	4,995,771
Unrealized depreciation on forward foreign currency contracts	1,073,887
Payable for fund shares repurchased	5,915
Swap contracts, at value	802,037
Payable for centrally cleared swaps	39,000
Payable to affiliates
Investment management fees	86,543
Accounting and legal services fees	4,078
Transfer agent fees	743
Trustees' fees	28
Other liabilities and accrued expenses	143,041
Total liabilities	7,151,043
Net assets	$107,291,588
Net assets consist of
Paid-in capital	$108,304,202
Undistributed net investment income	2,586,750
Accumulated net realized gain (loss) on investments, futures contracts, options written, foreign currency transactions and swap agreements	(1,659,930)
Net unrealized appreciation (depreciation) on investments, futures contracts, options written, translation of assets and liabilities in foreign currencies and swap agreements	(1,939,434)
Net assets	$107,291,588

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       18

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding - The fund has an unlimited number of shares authorized with no par value
Class A ($2,562,885 ÷ 264,234 shares)[1]	$9.70
Class C ($868,593 ÷ 89,869.52 shares)[1]	$9.67
Class I ($2,778,380 ÷ 285,345 shares)	$9.74
Class R6 ($97,468 ÷ 10,000 shares)	$9.75
Class NAV ($100,984,262 ÷ 10,360,165 shares)	$9.75
Maximum offering price per share
Class A (net assets value per share ÷ 97%)[2]	$10.00

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       19

STATEMENT OF OPERATIONS   For the six months ended 11-30-16 (unaudited)

Investment income
Interest	$1,003,540
Less foreign taxes withheld	(7,670)
Total investment income	995,870
Expenses
Investment management fees	460,443
Distribution and service fees	8,919
Accounting and legal services fees	12,788
Transfer agent fees	3,923
Trustees' fees	990
State registration fees	25,691
Printing and postage	10,018
Professional fees	60,936
Custodian fees	58,854
Registration and filing fees	1,982
Other	4,122
Total expenses	648,666
Less expense reductions	(214,265)
Net expenses	434,401
Net investment income	561,469
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	(765,999)
Futures contracts	(211,567)
Written options	(174,247)
Swap contracts	216,108
(935,705)
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	141,969
Futures contracts	86,576
Written options	(62,802)
Swap contracts	(259,943)
(94,200)
Net realized and unrealized loss	(1,029,905)
Decrease in net assets from operations	($468,436)

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       20

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 11-30-16	Year ended 5-31-16
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$561,469	$936,390
Net realized gain (loss)	(935,705)	390,274
Change in net unrealized appreciation (depreciation)	(94,200)	57,282
Increase (decrease) in net assets resulting from operations	(468,436)	1,383,946
Distributions to shareholders
From net investment income
Class A	—	(11,430)
Class C	—	(2,190)
Class I	—	(45,111)
Class R6	—	(1,744)
Class NAV	—	(1,773,529)
From net realized gain
Class A	—	(954)
Class C	—	(439)
Class I	—	(3,034)
Class R6	—	(106)
Class NAV	—	(107,548)
Total distributions	—	(1,946,085)
From fund share transactions	(151,827)	7,071,390
Total increase (decrease)	(620,263)	6,509,251
Net assets
Beginning of period	107,911,851	101,402,600
End of period	$107,291,588	$107,911,851
Undistributed net investment income	$2,586,750	$2,025,281

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       21

Financial highlights

Class A Shares Period ended	11-30-16	[1]	5-31-16	5-31-15	5-31-14	[2]
Per share operating performance
Net asset value, beginning of period	$9.76		$9.80	$10.15	$10.00
Net investment income (loss)[3]	0.03		0.02	— [4]	(0.01)
Net realized and unrealized gain (loss) on investments	(0.09)		0.08	(0.11)	0.16
Total from investment operations	(0.06)		0.10	(0.11)	0.15
Less distributions
From net investment income	—		(0.13)	(0.24)	—
From net realized gain	—		(0.01)	—	—
Total distributions	—		(0.14)	(0.24)	—
Net asset value, end of period	$9.70		$9.76	$9.80	$10.15
Total return (%)[5,6]	(0.61	) [7]	1.01	(1.07)	1.50	[7]
Ratios and supplemental data
Net assets, end of period (in millions)	$3		$3	$1	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	1.60	[8]	2.27	3.22	4.43	[8]
Expenses including reductions	1.14	[8]	1.26	1.50	1.50	[8]
Net investment income (loss)	0.70	[8]	0.20	(0.02)	(0.14	) [8]
Portfolio turnover (%)	85		116	95	134

1	Six months ended 11-30-16. Unaudited.
2	Period from 7-16-13 (commencement of operations) to 5-31-14.
3	Based on average daily shares outstanding.
4	Less than $0.005 per share.
5	Does not reflect the effect of sales charges, if any.
6	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
7	Not annualized.
8	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       22

Class C Shares Period ended	11-30-16	[1]	5-31-16	5-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$9.76		$9.81	$10.15
Net investment income (loss)[3]	—	[4]	(0.04)	(0.10)
Net realized and unrealized gain (loss) on investments	(0.09)		0.05	(0.05)
Total from investment operations	(0.09)		0.01	(0.15)
Less distributions
From net investment income	—		(0.05)	(0.19)
From net realized gain	—		(0.01)	—
Total distributions	—		(0.06)	(0.19)
Net asset value, end of period	$9.67		$9.76	$9.81
Total return (%)[5,6]	(1.02	) [7]	0.14	(1.42	) [7]
Ratios and supplemental data
Net assets, end of period (in millions)	$1		$1	—	[8]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.31	[9]	3.51	12.31	[9]
Expenses including reductions	1.89	[9]	1.96	2.25	[9]
Net investment loss	(0.03	) [9]	(0.42)	(1.10	) [9]
Portfolio turnover (%)	85		116	95	[10]

1	Six months ended 11-30-16. Unaudited.
2	The inception date for Class C shares is 6-27-14.
3	Based on average daily shares outstanding.
4	Less than $0.005 per share.
5	Does not reflect the effect of sales charges, if any.
6	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
7	Not annualized.
8	Less than $500,000.
9	Annualized.
10	The portfolio turnover is shown for the period from 6-1-14 to 5-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       23

Class I Shares Period ended	11-30-16	[1]	5-31-16	5-31-15	5-31-14	[2]
Per share operating performance
Net asset value, beginning of period	$9.78		$9.84	$10.18	$10.00
Net investment income[3]	0.04		0.08	0.04	0.01
Net realized and unrealized gain (loss) on investments	(0.08)		0.03	(0.12)	0.17
Total from investment operations	(0.04)		0.11	(0.08)	0.18
Less distributions
From net investment income	—		(0.16)	(0.26)	—
From net realized gain	—		(0.01)	—	—
Total distributions	—		(0.17)	(0.26)	—
Net asset value, end of period	$9.74		$9.78	$9.84	$10.18
Total return (%)[4]	(0.41	) [5]	1.12	(0.78)	1.80	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$3		$3	— [6]	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	1.29	[7]	1.64	2.14	3.25	[7]
Expenses including reductions	0.89	[7]	1.04	1.19	1.19	[7]
Net investment income	0.91	[7]	0.77	0.40	0.06	[7]
Portfolio turnover (%)	85		116	95	134

1	Six months ended 11-30-16. Unaudited.
2	Period from 7-16-13 (commencement of operations) to 5-31-14.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       24

Class R6 Shares Period ended	11-30-16	[1]	5-31-16	5-31-15	5-31-14	[2]
Per share operating performance
Net asset value, beginning of period	$9.79		$9.85	$10.18	$10.00
Net investment income[3]	0.05		0.09	0.02	0.03
Net realized and unrealized gain (loss) on investments	(0.09)		0.03	(0.09)	0.15
Total from investment operations	(0.04)		0.12	(0.07)	0.18
Less distributions
From net investment income	—		(0.17)	(0.26)	—
From net realized gain	—		(0.01)	—	—
Total distributions	—		(0.18)	(0.26)	—
Net asset value, end of period	$9.75		$9.79	$9.85	$10.18
Total return (%)[4]	(0.41	) [5]	1.30	(0.62)	1.80	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]	— [6]	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.19	[7]	6.10	19.98	20.67	[7]
Expenses including reductions	0.78	[7]	0.95	1.09	1.10	[7]
Net investment income	1.06	[7]	0.91	0.24	0.34	[7]
Portfolio turnover (%)	85		116	95	134

1	Six months ended 11-30-16. Unaudited.
2	Period from 7-16-13 (commencement of operations) to 5-31-14.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       25

Class NAV Shares Period ended	11-30-16	[1]	5-31-16	5-31-15	5-31-14	[2]
Per share operating performance
Net asset value, beginning of period	$9.79		$9.85	$10.18	$10.00
Net investment income[3]	0.05		0.09	0.02	0.03
Net realized and unrealized gain (loss) on investments	(0.09)		0.03	(0.09)	0.15
Total from investment operations	(0.04)		0.12	(0.07)	0.18
Less distributions
From net investment income	—		(0.17)	(0.26)	—
From net realized gain	—		(0.01)	—	—
Total distributions	—		(0.18)	(0.26)	—
Net asset value, end of period	$9.75		$9.79	$9.85	$10.18
Total return (%)[4]	(0.41	) [5]	1.30	(0.62)	1.80	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$101		$101	$100	$101
Ratios (as a percentage of average net assets):
Expenses before reductions	1.17	[6]	1.35	1.11	1.20	[6]
Expenses including reductions	0.78	[6]	0.95	1.09	1.10	[6]
Net investment income	1.06	[6]	0.91	0.24	0.35	[6]
Portfolio turnover (%)	85		116	95	134

1	Six months ended 11-30-16. Unaudited.
2	Period from 7-16-13 (commencement of operations) to 5-31-14.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       26

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Global Conservative Absolute Return Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term absolute return.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV Shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fee, for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Swaps and unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign index futures that trade in the electronic trading market subsequent to the close of regular trading and have sufficient liquidity will be valued at the last traded price in the electronic trading market as of 4:00 p.m ET. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       27

fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of November 30, 2016, all investments are categorized as Level 2 under the hierarchy described above, except for futures and money market funds, which are categorized as Level 1.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       28

Excluding commitments designated for certain funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million unsecured committed line of credit. For the six months ended November 30, 2016, the fund had no borrowings under either line of credit. Commitment fees for the six months ended November 30, 2016 were $1,143.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of May 31, 2016, the fund has long-term capital loss carryforward of $544,380 available to offset future net realized capital gains. This carryforward does not expire.

As of May 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, amortization and accretion on debt securities and derivative transactions.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC (over-the-counter) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       29

Forward foreign currency contracts, certain options and certain swaps are typically traded through the OTC market. Certain forwards, options and swaps are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures, certain options and cleared swaps are traded or cleared on an exchange or central clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers' customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for exchange-traded or cleared derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded and exchange-cleared transactions are detailed in the Statement of assets and liabilities as Cash held at broker for futures contracts and payable for centrally cleared swaps, respectively. Securities pledged by the fund for exchange-traded and cleared transactions, if any, are identified in the Fund's investments.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       30

During the six months ended November 30, 2016, the fund used futures contracts to manage against anticipated interest rate changes, to maintain diversity of the fund, to manage duration of the fund and as a substitute for securities purchased. The fund held futures contracts with notional values ranging from $48.4 million to $86.6 million, as measured at each quarter end. The following table summarizes the contracts held at November 30, 2016:

Open contracts	Positions	Number of contracts	Expiration Date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
Long GILT Future	Long	58	Mar 2017	$8,948,258	$8,951,491	$3,233
5-Year U.S. Treasury Note Future	Short	212	Apr 2017	(25,044,726)	(24,982,875)	61,851
30-Year U.S. Treasury Bond Future	Short	14	Mar 2017	(2,136,313)	(2,117,938)	18,375
Euro-OAT Future	Short	61	Dec 2016	(9,833,902)	(9,887,052)	(53,150)
Ultra Long Term U.S Treasury Bond Future	Short	15	Mar 2017	(2,431,524)	(2,421,094)	10,430
						$40,739

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the six months ended November 30, 2016, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates, to gain exposure to foreign currency and to maintain diversity of the fund. The fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $96.0 million to $116.2 million, as measured at each quarter end. The following table summarizes the contracts held at November 30, 2016:

Currency to buy		Currency to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation (depreciation)
EUR	1,914,955	INR	146,000,000	Royal Bank Of Scotland	12/2/2016	—	($103,412)	($103,412)
EUR	225,524	USD	243,011	HSBC	1/13/2017	—	(3,414)	(3,414)
EUR	1,230,000	USD	1,332,158	UBS AG	2/21/2017	—	(23,069)	(23,069)
GBP	495,846	USD	610,545	Barclays Capital	1/13/2017	10,689	—	10,689
GBP	543,245	USD	700,903	Citigroup	1/13/2017	—	(20,285)	(20,285)
GBP	526,018	USD	654,649	Goldman Sachs	1/13/2017	4,386	—	4,386
GBP	1,141,000	USD	1,444,684	Goldman Sachs	2/21/2017	—	(14,062)	(14,062)
GBP	2,958,938	USD	3,687,848	HSBC	1/13/2017	19,333	—	19,333
GBP	133,973	USD	165,775	JPMorgan Chase	2/21/2017	2,205	—	2,205
GBP	3,275,373	USD	4,030,746	Societe General	1/12/2017	72,805	—	72,805
GBP	3,509,000	USD	4,378,488	Societe General	2/21/2017	21,208	—	21,208
INR	146,000,000	EUR	1,895,242	Royal Bank Of Scotland	12/2/2016	124,304	—	124,304
INR	364,700,000	USD	5,411,782	Deutsche Bank	1/13/2017	—	(106,728)	(106,728)
JPY	564,000,000	USD	5,393,006	HSBC	2/10/2017	—	(444,385)	(444,385)
KRW	3,620,000,000	USD	3,160,523	Barclays Capital	2/10/2017	—	(64,167)	(64,167)
KRW	2,760,000,000	USD	2,437,301	Deutsche Bank	1/13/2017	—	(76,510)	(76,510)
PEN	14,490,000	USD	4,254,257	Deutsche Bank	1/11/2017	—	(30,800)	(30,800)

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       31

Currency to buy		Currency to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation (depreciation)
SEK	36,900,000	EUR	3,836,261	Bank National Paris	1/11/2017	—	($63,528)	($63,528)
SEK	2,710,000	USD	299,485	JPMorgan Chase	2/21/2017	—	(4,245)	(4,245)
USD	4,359,086	AUD	5,700,000	Citigroup	1/12/2017	154,391	—	154,391
USD	281,879	EUR	260,000	Bank National Paris	2/21/2017	$5,161	—	5,161
USD	523,343	EUR	464,372	Citigroup	1/13/2017	29,994	—	29,994
USD	22,239	EUR	19,713	Deutsche Bank	12/2/2016	1,347	—	1,347
USD	2,628,614	EUR	2,406,746	UBS AG	2/21/2017	67,114	—	67,114
USD	2,000,000	GBP	1,606,476	Bank National Paris	1/12/2017	—	(12,673)	(12,673)
USD	2,864,829	GBP	2,302,056	Citigroup	1/13/2017	—	(19,361)	(19,361)
USD	700,079	GBP	560,613	Goldman Sachs	1/13/2017	—	(2,299)	(2,299)
USD	419,605	GBP	331,400	Goldman Sachs	2/21/2017	4,084	—	4,084
USD	3,275,373	GBP	2,509,436	HSBC	1/12/2017	131,427	—	131,427
USD	747,947	GBP	600,000	HSBC	2/21/2017	—	(4,352)	(4,352)
USD	17,305,421	GBP	13,295,664	JPMorgan Chase	1/13/2017	648,434	(824)	647,610
USD	4,777,429	GBP	3,820,000	JPMorgan Chase	2/21/2017	—	(12,210)	(12,210)
USD	288,587	GBP	230,000	Royal Bank Of Scotland	2/21/2017	206	—	206
USD	941,108	GBP	765,938	Societe General	1/12/2017	—	(18,497)	(18,497)
USD	2,180,000	GBP	1,753,999	UBS AG	1/12/2017	—	(17,498)	(17,498)
USD	2,785,676	IDR	38,700,000,000	HSBC	2/21/2017	—	(31,568)	(31,568)
USD	2,189,511	INR	148,000,000	Deutsche Bank	1/13/2017	36,651	—	36,651
USD	3,300,490	JPY	340,000,000	Barclays Capital	2/10/2017	317,279	—	317,279
USD	5,350,534	KRW	6,130,000,000	Barclays Capital	2/10/2017	107,257	—	107,257
USD	5,854,545	KRW	6,440,000,000	Deutsche Bank	1/13/2017	346,033	—	346,033
USD	2,181,686	SGD	3,110,000	JPMorgan Chase	2/21/2017	11,845	—	11,845
USD	4,386,021	TWD	136,800,000	Deutsche Bank	1/11/2017	88,188	—	88,188
						$2,204,341	($1,073,887)	$1,130,454

Currency abbreviations
AUD	Australian Dollar	KRW	Korean Won
EUR	Euro	PEN	Peruvian Nuevo Sol
GBP	Pound Sterling	SEK	Swedish Krona
IDR	Indonesian Rupiah	SGD	Singapore Dollar
INR	Indian Rupee	TWD	New Taiwan Dollar
JPY	Japanese Yen	USD	U.S. Dollar

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the fund's of investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether

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proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently "marked-to-market" to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the six months ended November 30, 2016, the fund used purchased options to manage duration of the fund, manage against anticipated interest rate changes and to maintain diversity of the fund. The fund held purchased options with market values ranging up to $1,290 as measured at each quarter end. At November 30, 2016, there were no open purchased options.

During the six months ended November 30, 2016, the fund wrote option contracts to manage duration of the fund, manage against anticipated interest rate changes and to maintain diversity of the fund. The following tables summarize the fund's written options activities during the six months ended November 30, 2016. At November 30, 2016, there were no open written options.

	JPY Notional amount	USD Notional amount	Premiums received
Outstanding, beginning of period	586,000,000	3,440,000	$219,946
Options written	686,000,000	1,690,000	178,721
Option closed	(1,272,000,000)	(5,130,000)	(398,667)
Options exercised	—	—	—
Options expired	—	—	—
Outstanding, end of period	—	—	—

Swaps. Swap agreements are agreements between the fund and counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Upfront payments made/received by the fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.

During the six months ended November 30, 2016, the fund used interest rate swaps to manage duration of the fund, manage against anticipated interest rate changes, maintain diversity of the fund, and as a substitute for securities purchased. The

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fund held interest rate swaps with total USD notional amounts ranging from $137.9 million to $729.6 million, as measured at each quarter end. The following table summarizes the interest rate swap contracts held as of November 30, 2016:

Notional amount	Currency	USD notional amount	Payments made by fund	Payments received by fund	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market value
Centrally Cleared Swaps
2,000,000	GBP	$2,491,994	6 Month LIBOR	Fixed 1.2202%	May 2018	$21,021	$1,763	$22,784
2,000,000	GBP	3,091,095	Fixed 1.2202%	6 Month LIBOR	May 2018	—	(22,787)	(22,787)
2,840,000	GBP	3,548,315	6 Month LIBOR	Fixed 1.2397%	Aug 2018	35,230	8,931	44,161
2,840,000	GBP	4,373,604	Fixed 1.2397%	6 Month LIBOR	Aug 2018	—	(44,156)	(44,156)
1,350,000	GBP	1,682,096	6 Month LIBOR	Fixed 0.8292%	May 2019	4,086	1,400	5,486
1,350,000	GBP	1,949,796	Fixed 0.8292%	6 Month LIBOR	May 2019	—	(5,486)	(5,486)
540,000	GBP	672,839	6 Month LIBOR	Fixed 0.4247%	Aug 2019	(6,059)	349	(5,710)
540,000	GBP	709,425	Fixed 0.4247%	6 Month LIBOR	Aug 2019	—	5,710	5,710
67,800,000	GBP	84,332,554	6 Month LIBOR	Fixed 0.9340%	Nov 2019	—	(15,906)	(15,906)
942,000	GBP	981,968	6 Month LIBOR	Fixed 1.7642%	May 2022	29,095	9,585	38,680
742,000	GBP	1,146,796	Fixed 1.7642%	6 Month LIBOR	May 2022	—	(38,679)	(38,679)
14,500,000	GBP	21,300,561	6 Month LIBOR	Fixed 1.7932%	Aug 2022	135,189	712,345	847,534
1,290,000	GBP	1,611,734	6 Month LIBOR	Fixed 2.1352%	Aug 2022	122,835	8,439	131,274
14,500,000	GBP	22,330,022	Fixed 1.7932%	6 Month LIBOR	Aug 2022	—	(845,233)	(845,233)
520,000	GBP	647,919	6 Month LIBOR	Fixed 0.5832%	Aug 2023	(23,022)	164	(22,858)
520,000	GBP	683,150	Fixed 0.5832%	6 Month LIBOR	Aug 2023	—	22,858	22,858
2,817,000	GBP	2,113,738	6 Month LIBOR	Fixed 2.7550%	Jul 2026	224,266	52,936	277,202
1,200,000	GBP	2,056,309	6 Month LIBOR	Fixed 2.7550%	Jul 2026	(4,088)	211,922	207,834
2,800,000	GBP	4,259,333	Fixed 2.7550%	6 Month LIBOR	Jul 2026	—	(484,946)	(484,946)
93,000,000	SEK	10,977,596	3 Month STIBOR	Fixed 1.3000%	Aug 2026	—	(309,905)	(309,905)
79,000,000	SEK	9,325,055	3 Month STIBOR	Fixed 1.3330%	Aug 2026	—	(249,907)	(249,907)
68,000,000	SEK	7,479,349	Fixed 1.3330%	3 Month STIBOR	Aug 2026	200,603	14,507	215,110
800,000,000	JPY	7,962,972	6 Month LIBOR	Fixed (0.0100)%	Jul 2028	—	(211,268)	(211,268)
45,600,000	JPY	429,561	6 Month LIBOR	Fixed 0.0900%	Jul 2028	—	(8,139)	(8,139)
270,000,000	JPY	2,649,657	6 Month LIBOR	Fixed 0.1750%	Aug 2028	—	(28,867)	(28,867)
511,000,000	JPY	5,056,152	6 Month LIBOR	Fixed 0.1575%	Oct 2028	—	(66,337)	(66,337)
99,600,000	JPY	951,244	6 Month LIBOR	Fixed 0.2100%	Nov 2028	—	(8,833)	(8,833)
1,290,000	GBP	1,986,602	Fixed 2.1352%	6 Month LIBOR	Aug 2030	—	(131,232)	(131,232)
4,640,000	EUR	5,204,478	6 Month EURIBOR	Fixed 0.8340%	Sep 2030	—	(254,712)	(254,712)
9,520,000	EUR	10,667,623	6 Month EURIBOR	Fixed 0.9100%	Sep 2030	—	(448,759)	(448,759)
5,970,000	EUR	6,377,183	6 Month EURIBOR	Fixed 1.3880%	Nov 2030	—	(3,534)	(3,534)
1,250,000	EUR	1,373,068	6 Month EURIBOR	Fixed 1.1620%	Nov 2030	—	(28,656)	(28,656)
96,800	GBP	120,613	6 Month LIBOR	Fixed 1.6452%	May 2031	1,726	(153)	1,573
96,800	GBP	139,808	Fixed 1.6452%	6 Month LIBOR	May 2031	—	(1,573)	(1,573)
520,000	GBP	647,919	6 Month LIBOR	Fixed 0.9032%	Aug 2031	(57,389)	(42)	(57,431)
520,000	GBP	683,150	Fixed 0.9032%	6 Month LIBOR	Aug 2031	—	57,431	57,431
1,250,000	GBP	1,557,497	6 Month LIBOR	Fixed 3.1400%	Jul 2033	367,803	13,912	381,715
1,250,000	GBP	1,901,488	Fixed 3.1400%	6 Month LIBOR	Jul 2033	—	(381,742)	(381,742)
400,000,000	JPY	3,981,486	Fixed 0.1850%	6 Month LIBOR	Jul 2038	—	316,622	316,622
29,900,000	JPY	281,664	Fixed 0.3588%	6 Month LIBOR	Jul 2038	—	14,826	14,826
142,000,000	JPY	1,393,523	Fixed 0.4700%	6 Month LIBOR	Aug 2038	—	43,847	43,847
257,000,000	JPY	2,542,918	Fixed 0.4350%	6 Month LIBOR	Oct 2038	—	97,692	97,692
57,300,000	JPY	547,252	Fixed 0.5325%	6 Month LIBOR	Nov 2038	—	12,602	12,602
1,750,000	GBP	2,581,182	6 Month LIBOR	Fixed 3.3010%	Jul 2043	711,194	151,417	862,611

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Notional amount	Currency	USD notional amount	Payments made by fund	Payments received by fund	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market value
1,750,000	GBP	2,662,083	Fixed 3.3010%	6 Month LIBOR	Jul 2043	—	(862,582)	(862,582)
330,000	GBP	411,179	6 Month LIBOR	Fixed 3.2997%	Feb 2044	162,043	2,765	164,808
330,000	GBP	550,606	Fixed 3.2997%	6 Month LIBOR	Feb 2044	—	(164,808)	(164,808)
81,500	GBP	101,549	6 Month LIBOR	Fixed 1.6852%	May 2046	3,089	(347)	2,742
81,500	GBP	117,710	Fixed 1.6852%	6 Month LIBOR	May 2046	—	(2,742)	(2,742)
8,810,000	USD	8,810,000	3 Month LIBOR	Fixed 2.5580%	Nov 2046	10,611	(34,410)	(23,799)
8,810,000	USD	8,810,000	Fixed 2.5580%	3 Month LIBOR	Nov 2046	—	23,799	23,799
1,620,000	EUR	1,817,081	Fixed 0.8830%	6 Month EURIBOR	Sep 2050	—	233,193	233,193
3,500,000	EUR	3,921,920	Fixed 0.9560%	6 Month EURIBOR	Sep 2050	—	436,077	436,077
770,000	EUR	845,810	Fixed 1.1920%	6 Month EURIBOR	Nov 2050	—	48,543	48,543
2,490,000	EUR	2,659,830	Fixed 1.4040%	6 Month EURIBOR	Nov 2050	—	18,576	18,576
		$277,510,056				$1,938,233	($2,133,530)	($195,297)

The following are abbreviations for the table above:
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate
STIBOR	SEK Stockholm Interbank Offered Rate

Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

Credit default swaps - Buyer

During the six months ended November 30, 2016, the fund used CDS as a Buyer of protection to manage credit exposure. The fund held credit default swap contracts with total USD notional amounts ranging from $17.8 million to $26.7 million, as measured at each quarter end. The following table summarizes the credit default swap contracts the fund held as of November 30, 2016, as a Buyer of protection:

Reference obligation	Notional amount	Currency	USD notional amount	(Pay) fixed rate	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market value
Centrally Cleared Swaps
CDX.EMS.26 5Y	4,350,000	USD	$4,350,000	(1.00)%	Dec 2021	$370,884	($55,505)	$315,379
CDX.NA.IG.27 5Y	13,405,000	USD	13,405,000	(1.00)%	Dec 2021	(151,737)	(49,374)	(201,111)
			$17,755,000			$219,147	($104,879)	$114,268

Credit default swaps - Seller

Implied credit spreads are utilized in determining the market value of CDS agreements in which the fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the

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credit derivative. Wider credit spreads represent a deterioration of the referenced entity's creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.

For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's creditworthiness and a greater likelihood of a credit event occurring. This is also represented by a decrease in the average credit rating of the underlying index. The maximum potential amount of future payments (undiscounted) that a fund as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.

The fund used CDS as a Seller of protection during the six months ended November 30, 2016 to take a long position in the exposure of the benchmark credit. The fund acted as Seller on credit default swap contracts with total USD notional amounts ranging from $9.8 million to $29.5 million, as measured at each quarter end. The following table summarizes the credit default swap contracts the fund held as of November 30, 2016 where the fund acted as a Seller of protection:

Reference obligation	Implied credit spreads at 11-30-16	Notional amount	Currency	USD notional amount	Received fixed rate	Maturity date	Unamortized upfront payment paid received	Unrealized appreciation (depreciation)	Market value
Centrally Cleared Swaps
CDX.EMS.26 5Y	2.67%	4,350,000	USD	$4,350,000	1.00%	Dec 2021	($258,015)	($57,364)	($315,379)
CDX.NA.IG.27 5Y	0.73%	21,075,000	USD	21,075,000	1.00%	Dec 2021	225,441	90,742	316,183
iTraxx 5Y	3.38%	3,820,000	EUR	4,100,780	5.00%	Dec 2021	269,153	62,885	332,038
				$29,525,780			$236,579	$96,263	$332,842

Inflation swaps. In an inflation swap, one party pays a fixed rate on a notional principal amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional principal amount. If the average inflation rate over the term of the swap is the same as the fixed rate of the swap, the two legs will have the same value and the swap will break even.

The fund used inflation swaps during the six months ended November 30, 2016 to manage duration of the fund, maintain diversity of the fund and manage against anticipated changes in inflation. The fund held inflation swap contracts with total U.S. dollar notional values ranging from $31.8 million to $49.8 million, as measured at each quarter end. The following table summarizes the inflation swap contracts held as of November 30, 2016:

Counterparty	Notional amount	Currency	USD notional amount	Payments made by fund	Payments received by fund	Maturity date	Unrealized appreciation (depreciation)	Market value
Citibank N.A.	3,194,000	USD	$3,194,000	USD â€• Non- Revised CPI	Fixed 1.5650%	Mar 2021	($74,588)	($74,588)
Citibank N.A.	594,000	USD	594,000	Fixed 1.9150%	USD â€• Non- Revised CPI	Mar 2046	78,539	78,539
Citibank N.A.	3,190,000	USD	3,190,000	USD â€• Non- Revised CPI	Fixed 2.0150%	Nov 2021	(8,778)	(8,778)
Citibank N.A.	3,190,000	USD	3,190,000	Fixed 2.3475%	USD â€• Non- Revised CPI	Nov 2046	32,050	32,050
Merrill Lynch	1,350,000	USD	1,350,000	USD â€• Non- Revised CPI	Fixed 1.6050%	Aug 2020	(15,313)	(15,313)
Merrill Lynch	1,350,000	USD	1,350,000	Fixed 2.1175%	USD â€• Non- Revised CPI	Aug 2045	85,047	85,047
Morgan Stanley	270,000	USD	270,000	USD â€• Non- Revised CPI	Fixed 1.8525%	Jul 2020	(333)	(333)
Morgan Stanley	270,000	USD	270,000	Fixed 2.2975%	USD â€• Non- Revised CPI	Jul 2020	2,901	2,901
Morgan Stanley	9,900,000	USD	9,900,000	USD â€• Non- Revised CPI	Fixed 1.5600%	Mar 2021	(233,672)	(233,672)

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Counterparty	Notional amount	Currency	USD notional amount	Payments made by fund	Payments received by fund	Maturity date	Unrealized appreciation (depreciation)	Market value
Morgan Stanley	13,320,000	USD	13,320,000	USD â€• Non- Revised CPI	Fixed 1.5750%	Sep 2021	(321,303)	(321,303)
Morgan Stanley	1,920,000	USD	1,920,000	Fixed 1.9725%	USD â€• Non- Revised CPI	Sep 2021	227,170	227,170
Morgan Stanley	4,780,000	USD	4,780,000	USD â€• Non- Revised CPI	Fixed 1.6650%	Jun 2021	(108,314)	(108,314)
Morgan Stanley	640,000	USD	640,000	Fixed 1.9600%	USD â€• Non- Revised CPI	Jun 2046	79,687	79,687
UBS AG	2,940,000	USD	2,940,000	USD â€• Non- Revised CPI	Fixed 1.8500%	Oct 2021	(39,736)	(39,736)
UBS AG	2,940,000	USD	2,940,000	Fixed 2.0350%	USD â€• Non- Revised CPI	Oct 2046	301,897	301,897
			$49,848,000				$5,254	$5,254

The following is an abbreviation for the table above:
CPI	Consumer Price Index

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at November 30, 2016 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivative fair value
Interest rate	Swap contracts, at value	Interest rate swaps^	$4,535,290	($4,730,587)
Interest rate	Swap contracts, at value	Inflation swaps^	807,291	(802,037)
Interest rate	Receivable/payable for futures	Futures†	93,889	(53,150)
Foreign currency	Unrealized appreciation/ depreciation on forward foreign currency contracts	Forward foreign currency contracts	2,204,341	(1,073,887)
Credit	Swap contracts, at value	Credit default swaps^	963,600	(516,490)
			$8,604,411	($7,176,151)

† Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.

^Reflects cumulative appreciation/depreciation on swap contracts. Receivable/Payable for exchange cleared swaps, which represents margin, and swap contracts at value, which represents appreciation/depreciation on OTC swaps, are shown separately on Statement of assets and liabilities.

For financial reporting purposes, the portfolio does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty. The table below reflects certain fund's exposure to counterparties subject to an ISDA for OTC derivative transactions:

OTC Financial Instruments	Asset	Liability
Forwards	$2,204,341	($1,073,887)
Inflation swaps	807,291	(802,037)
	$3,011,632	($1,875,924)

Counterparty	Total market value of OTC derivatives	Collateral posted by counterparty	Collateral posted by fund	Net exposure
Bank National Paris	($71,040)	—	—	($71,040)
Barclays Capital	371,058	$280,000	—	91,058

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Counterparty	Total market value of OTC derivatives	Collateral posted by counterparty	Collateral posted by fund	Net exposure
Citibank N.A.	27,223	—	—	27,223
Citigroup	144,739	—	—	144,739
Deutsche Bank	258,181	258,181	—	—
Goldman Sachs	(7,891)	—	—	(7,891)
HSBC	(332,959)	—	—	(332,959)
JPMorgan Chase	645,205	645,205	—	—
Merrill Lynch	69,734	—	—	69,734
Morgan Stanley	(353,864)	—	$311,764	(42,100)
Royal Bank Of Scotland	21,098	—	—	21,098
Societe General	75,516	—	—	75,516
UBS AG	288,708	266,784	—	21,924
Totals	$1,135,708	$1,450,170	$311,764	($2,698)

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended November 30, 2016:

Risk	Statement of operations location	Futures contracts	Investments and foreign currency transactions[1]	Written options	Swap contracts	Investments and foreign currency transactions[2]	Total
Interest rate	Net realized gain (loss)	($211,567)	($38,474)	($174,247)	$295,214	—	($129,074)
Foreign currency	Net realized gain (loss)	—	—	—	—	$783,602	783,602
Credit	Net realized gain (loss)	—	—	—	(79,106)	—	(79,106)
Total		($211,567)	($38,474)	($174,247)	$216,108	$783,602	$575,422

1 Realized gain/loss associated with purchased options is included in this caption on the Statement of operations.

2 Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended November 30, 2016:

Risk	Statement of operations location	Futures contracts	Investments and translation of assets and liabilities in foreign currencies[1]	Written options	Swap contracts	Investments and translation of assets and liabilities in foreign currencies[2]	Total
Interest rate	Change in unrealized appreciation (depreciation)	$86,576	$17,168	($62,802)	($305,452)	—	($264,510)
Foreign currency	Change in unrealized appreciation (depreciation)	—	—	—	—	$1,098,391	1,098,391
Credit	Change in unrealized appreciation (depreciation)	—	—	—	45,509	—	45,509
Total		$86,576	$17,168	($62,802)	($259,943)	$1,098,391	$879,390

1 Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statement of operations.

2 Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in the caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under

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these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: 0.850% of the first $500 million of the fund's average daily net assets; or, if net assets exceed $500 million, 0.750% of all the fund's average daily net assets. The Advisor has a subadvisory agreement with Standard Life Investments (Corporate Funds) Limited. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended November 30, 2016, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.78% of average annual net assets (on an annualized basis) of the fund. For purposes of this agreement, "expenses of the fund" means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (e) class-specific expenses, (f) acquired fund fees and expenses paid indirectly, (g) borrowing costs, (h) prime brokerage fees, and (i) short dividend expense.

The Advisor has contractually agreed to reduce its management fee or, if necessary, make payments to the fund, in an amount equal to the amount by which expenses of Class A, Class C, and Class I shares, as applicable, exceed 1.14%, 1.89%, and 0.89%, respectively, of average annual net assets (on an annualized basis) of the class. For purposes of this agreement, "expenses of Class A, Class C, and Class I shares" means all expenses of the applicable class (including fund expenses attributable to the class), excluding (a) taxes; (b) portfolio brokerage commissions; (c) interest expense; (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business; (e) acquired fund fees and expenses paid indirectly; (f) borrowing costs; (g) prime brokerage fees; and (h) short dividend expense.

The Advisor also has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares to the extent they exceed 0.00% of average annual net assets (on an annualized basis) attributable to the class. Each agreement expires on September 30, 2017, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

For the six months ended November 30, 2016, expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$6,077	Class R6	$201
Class C	2,099	Class NAV	200,033
Class I	5,855	Total	$214,265

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

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The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended November 30, 2016 were equivalent to a net annual effective rate of 0.45% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended November 30, 2016 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee
Class A	0.30%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $125 for the six months ended November 30, 2016. Of this amount, $20 was retained and used for printing prospectuses, advertising, sales literature and other purposes, and $105 was paid as sales commissions to broker-dealers, a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended November 30, 2016, there were no CDSCs received by the Distributor for Class A and Class C shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended November 30, 2016 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$3,943	$1,654
Class C	4,976	626
Class I	—	1,635

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Class	Distribution and service fees	Transfer agent fees
Class R6	—	8
Total	$8,919	$3,923

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the six months ended November 30, 2016 and for the year ended May 31, 2016 were as follows:

		Six months ended 11-30-16		Year ended 5-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	6,865	$66,847	471,403	$4,562,781
Distributions reinvested	—	—	1,286	12,384
Repurchased	(11,096)	(108,193)	(278,613)	(2,689,994)
Net increase (decrease)	(4,231)	($41,346)	194,076	$1,885,171
Class C shares
Sold	3,974	$38,701	132,008	$1,279,271
Distributions reinvested	—	—	207	2,005
Repurchased	(32,949)	(322,089)	(38,066)	(364,439)
Net increase (decrease)	(28,975)	($283,388)	94,149	$916,837
Class I shares
Sold	191,864	$1,880,019	1,296,888	$12,656,770
Distributions reinvested	—	—	4,744	45,778
Repurchased	(175,500)	(1,707,112)	(1,056,077)	(10,314,243)
Net increase	16,364	$172,907	245,555	$2,388,305
Class NAV shares
Distributions reinvested	—	—	194,931	$1,881,077
Net increase	—	—	194,931	$1,881,077
Total net increase (decrease)	(16,842)	($151,827)	728,711	$7,071,390

There were no fund share transactions for the six months ended November 30, 2016 and for the year ended May 31, 2016 for Class R6.

Affiliates of the fund owned 100% of shares of beneficial interest of Class R6 and Class NAV shares on November 30, 2016. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments and U.S. Treasury obligations, amounted to $19,705,834 and $24,950,229, respectively, for the six months ended November 30, 2016. Purchases and sales of U.S. Treasury obligations aggregated $10,874,418 and $23,726,718, respectively, for the six months ended November 30, 2016.

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Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At November 30, 2016, funds within the John Hancock group of funds complex held 94.1% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund Name	Affiliated concentration
John Hancock Variable Insurance Trust Lifestyle Growth MVP Trust	36.2%
John Hancock Variable Insurance Trust Lifestyle Balanced MVP Trust	33.8%
John Hancock Variable Insurance Trust Lifestyle Moderate MVP Trust	13.1%
John Hancock Variable Insurance Trust Lifestyle Conservative MVP Trust	11.0%

Note 9 — New rule issuance

In October 2016, the SEC issued Final Rule Release No. 33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. Management is in the process of reviewing the impact to the financial statements.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Bond Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Standard Life Investments (Corporate Funds) Limited (the Subadvisor), for John Hancock Global Conservative Absolute Return Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 21-23, 2016 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 24-25, 2016.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 21-23, 2016, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

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Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund outperformed its benchmark index and its peer group average for the one-year period ended December 31, 2015. The Board took into account management's discussion of the fund's performance, including the

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favorable performance relative to the benchmark index and peer group for the one-year period. The Board concluded that the fund's performance has generally outperformed the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are lower than the peer group median.

The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length; and
(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

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Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significant to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

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The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally outperformed the historical performance of comparable funds and the fund's benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and

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(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Standard Life Investments (Corporate Funds) Limited

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

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John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

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Equity Income

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Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies. As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Global Conservative Absolute Return Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF336777	427SA 11/16 1/17

John Hancock

Global Short Duration Credit Fund

Semiannual report 11/30/16

A message to shareholders

Dear shareholder,

From the U.K.'s Brexit vote in June to Donald Trump's presidential election victory in November, the past six months have been marked by significant geopolitical changes. Longer-term interest rates in the United States generally rose during this time, especially in the final weeks of the period, making for a challenging environment for many segments of the fixed-income markets, particularly municipal bonds. The same was true of short-term rates, as the U.S. Federal Reserve decided in December to raise short-term lending rates for the first time in 2016.

The reality of higher interest rates is no surprise; rates around the world had for some time been hovering near historic lows, and in Japan and parts of Europe, central banks have been experimenting with pushing rates into negative territory. It's a trend that couldn't last forever, and the recent rise has been in the making for some time.

That said, fixed income still has a valuable role to play in diversified portfolios. At John Hancock Investments, we believe one of the best ways to navigate today's interest-rate volatility is by casting a wider net; your financial advisor can make sure that your fixed-income allocations are appropriate for your investment goals, and that they aren't overly reliant on interest rates as the primary driver of returns.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Global Short Duration Credit Fund

2	Your fund at a glance
3	Portfolio summary
5	Your expenses
7	Fund's investments
18	Financial statements
21	Financial highlights
22	Notes to financial statements
31	Continuation of investment advisory and subadvisory agreements
36	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to maximize total return consisting of current income and capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/16 (%)

The Bloomberg Barclays Global High Yield Corporate 1-5 Year Index is an unmanaged index composed of U.S., European and emerging markets high yield corporate bonds with maturities in the one to five year range.

It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       2

Portfolio summary

PORTFOLIO COMPOSITION AS OF 11/30/16 (%)

Corporate bonds	72.2
Term loans	11.7
Collateralized mortgage obligations	4.0
Preferred securities	1.6
Foreign government obligations	1.4
Asset backed securities	0.8
Common stocks	0.4
Capital preferred securities	0.2
Convertible bonds	0.1
Short-term investments and other	7.6

As a percentage of net assets.

A note about risks

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Currency transactions are affected by fluctuations in exchange rates. Mortgage- and asset-backed securities may be sensitive to changes in interest rates, and may be subject to early repayment and the market's perception of issuer creditworthiness. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Loan participations and assignments involve additional risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, and extended settlement risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Fund distributions generally depend on income from underlying investments and may vary or cease altogether in the future. Please see the fund's prospectus for additional risks.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       3

QUALITY COMPOSITION AS OF 11/30/16 (%)

AA	0.4
A	1.8
BBB	9.2
BB	28.7
B	37.3
CCC and below	9.5
Not rated	3.5
Equity	2.0
Short-term investments and other	7.6

As a percentage of net assets.
Ratings are from Moody's Investors Service, Inc. If not available, we have used Standard & Poor's Ratings Services. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. "Not Rated" securities are those with no ratings available from these agencies. All ratings are as of 11-30-16 and do not reflect subsequent downgrades or upgrades, if any.

SECTOR COMPOSITION AS OF 11/30/16 (%)

Consumer discretionary	13.9
Materials	11.5
Financials	11.3
Energy	10.8
Telecommunication services	7.1
Industrials	7.0
Health care	6.4
Real estate	5.2
Utilities	5.1
Consumer staples	4.4
Collateralized mortgage obligations	4.0
Information technology	3.5
Foreign government obligations	1.4
Asset backed securities	0.8
Short-term investments and other	7.6

As a percentage of net assets.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       4

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on June 1, 2016, with the same investment held until November 30, 2016.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at November 30, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on June 1, 2016, with the same investment held until November 30, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       5

Actual expenses/actual returns

	Account value on 6-1-2016	Ending value on 11-30-2016	Expenses paid during period ended 11-30-2016[1]	Annualized expense ratio
Class NAV	1,000.00	1,051.00	4.16	0.81%

Hypothetical example for comparison purposes

	Account value on 6-1-2016	Ending value on 11-30-2016	Expenses paid during period ended 11-30-2016[1]	Annualized expense ratio
Class NAV	1,000.00	1,021.00	4.10	0.81%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       6

Fund's investments

As of 11-30-16 (unaudited)
	Rate (%)	Maturity date	Par value^		Value
Corporate bonds 72.2%					$234,603,161
(Cost $235,947,103)
Argentina 0.7%					2,110,633
YPF SA (S)	8.500	03-23-21		2,000,000	2,110,633
Australia 0.9%					2,843,543
Australia & New Zealand Banking Group, Ltd. (S)	4.400	05-19-26		2,500,000	2,513,143
FMG Resources August 2006 Pty, Ltd. (S)	6.875	04-01-22		320,000	330,400
Austria 0.8%					2,441,563
JBS Investments GmbH (S)	7.750	10-28-20		1,125,000	1,172,813
Sappi Papier Holding GmbH (S)	7.750	07-15-17		1,250,000	1,268,750
Barbados 0.1%					425,500
Columbus Cable Barbados, Ltd. (S)	7.375	03-30-21		400,000	425,500
Bermuda 0.3%					903,210
Weatherford International, Ltd.	7.750	06-15-21		924,000	903,210
Brazil 2.4%					7,633,747
Banco BTG Pactual SA (S)	5.750	09-28-22		1,040,000	923,000
Banco do Brasil SA (S)	5.375	01-15-21		1,000,000	1,001,250
Braskem Finance, Ltd. (S)	5.750	04-15-21		1,000,000	1,042,500
Cia de Saneamento Basico do Estado de Sao Paulo (S)	6.250	12-16-20		1,000,000	1,006,250
Odebrecht Finance, Ltd. (S)	8.250	04-25-18	BRL	2,250,000	372,555
Odebrecht Offshore Drilling Finance, Ltd. (S)	6.750	10-01-23		855,500	196,765
Petrobras Global Finance BV	4.875	03-17-20		1,430,000	1,398,826
Tam Capital, Inc.	7.375	04-25-17		500,000	503,121
Vale Overseas, Ltd.	5.875	06-10-21		1,135,000	1,189,480
Canada 1.6%					5,190,768
First Quantum Minerals, Ltd. (S)	7.250	05-15-22		800,000	776,000
Glencore Finance Canada, Ltd. (S)	3.600	01-15-17		770,000	770,978
Kronos Acquisition Holdings, Inc. (S)	9.000	08-15-23		1,095,000	1,084,050
Lundin Mining Corp. (S)	7.500	11-01-20		640,000	682,240
Mercer International, Inc.	7.000	12-01-19		1,010,000	1,040,300
Norbord, Inc. (S)	6.250	04-15-23		805,000	837,200
China 6.8%					22,102,438
Agile Group Holdings, Ltd.	8.375	02-18-19		2,700,000	2,808,024
BCP Singapore VI Cayman Financing Company, Ltd. (S)	8.000	04-15-21		1,000,000	980,000
Chalieco Hong Kong Corp., Ltd. (6.875% to 2-28-17, then 3 Year CMT + 11.152%) (Q)	6.875	02-28-17		2,500,000	2,517,500
Future Land Development Holdings, Ltd.	6.250	11-12-17		2,000,000	2,030,032
Huarong Finance II Company, Ltd.	3.250	06-03-21		2,800,000	2,751,482

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       7

	Rate (%)	Maturity date	Par value^	Value
China (continued)
KWG Property Holding, Ltd.	8.975	01-14-19	1,000,000	$1,049,550
Logan Property Holdings Company, Ltd.	9.750	12-08-17	1,500,000	1,577,325
Parkson Retail Group, Ltd.	4.500	05-03-18	3,000,000	2,914,017
Times Property Holdings, Ltd.	12.625	03-21-19	2,000,000	2,169,990
West China Cement, Ltd.	6.500	09-11-19	3,200,000	3,304,518
Colombia 0.6%				2,040,000
Transportadora de Gas Internacional SA ESP (S)	5.700	03-20-22	2,000,000	2,040,000
France 0.4%				1,408,969
SFR Group SA (S)	6.250	05-15-24	1,425,000	1,408,969
Guatemala 0.5%				1,496,250
Comcel Trust (S)	6.875	02-06-24	1,500,000	1,496,250
Hong Kong 3.8%				12,503,678
Bestgain Real Estate, Ltd.	2.625	03-13-18	3,400,000	3,386,036
Biostime International Holdings, Ltd. (S)	7.250	06-21-21	1,100,000	1,154,651
FPT Finance, Ltd.	6.375	09-28-20	2,500,000	2,691,930
MCE Finance, Ltd.	5.000	02-15-21	1,000,000	1,002,287
RKI Overseas Finance 2016 A, Ltd.	5.000	08-09-19	500,000	501,714
Studio City Company, Ltd. (S)	5.875	11-30-19	2,500,000	2,562,500
Zoomlion HK SPV Company, Ltd.	6.875	04-05-17	1,200,000	1,204,560
India 3.3%				10,869,118
Greenko Investment Company (S)	4.875	08-16-23	600,000	568,988
ICICI Bank, Ltd. (6.375% to 4-30-17, then 6 month LIBOR + 2.280%)	6.375	04-30-22	1,850,000	1,856,249
JSW Steel, Ltd.	4.750	11-12-19	2,000,000	1,970,000
State Bank of India (6.439% to 5-15-17, then 6 month LIBOR + 2.200%) (Q)	6.439	05-15-17	3,000,000	3,003,783
Vedanta Resources PLC	6.000	01-31-19	2,700,000	2,708,370
Vedanta Resources PLC	7.125	05-31-23	800,000	761,728
Indonesia 3.6%				11,790,795
Indo Energy Finance BV	7.000	05-07-18	1,250,000	1,181,250
Indo Energy Finance II BV	6.375	01-24-23	2,000,000	1,505,000
MPM Global Pte, Ltd.	6.750	09-19-19	2,500,000	2,561,923
Perusahaan Gas Negara Persero Tbk PT	5.125	05-16-24	3,000,000	3,076,662
Star Energy Geothermal Wayang Windu, Ltd.	6.125	03-27-20	3,400,000	3,465,960
Ireland 1.3%				4,239,353
AerCap Ireland Capital, Ltd.	4.500	05-15-21	1,095,000	1,129,219
Aquarius & Investments PLC (6.375% to 9-1-19, then 5 Year U.S. Swap Rate + 5.210%)	6.375	09-01-24	1,200,000	1,249,484
Ardagh Packaging Finance PLC (P)(S)	3.850	12-15-19	1,500,000	1,526,250
Ardagh Packaging Finance PLC (S)	7.250	05-15-24	320,000	334,400

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       8

	Rate (%)	Maturity date	Par value^		Value
Jamaica 0.2%					$639,329
Digicel, Ltd. (S)	6.000	04-15-21		345,000	299,629
Digicel, Ltd. (S)	6.750	03-01-23		395,000	339,700
Luxembourg 2.1%					6,663,103
Actavis Funding SCS	2.350	03-12-18		400,000	402,378
Altice Financing SA (S)	6.500	01-15-22		1,000,000	1,030,625
ARD Finance SA, PIK (S)	7.125	09-15-23		775,000	768,219
Intelsat Jackson Holdings SA	5.500	08-01-23		905,000	590,513
Intelsat Jackson Holdings SA	7.500	04-01-21		1,440,000	1,043,093
Mallinckrodt International Finance SA (S)	5.750	08-01-22		1,220,000	1,145,275
Wind Acquisition Finance SA (S)	7.375	04-23-21		1,650,000	1,683,000
Mexico 3.5%					11,233,610
America Movil SAB de CV	6.000	06-09-19	MXN	28,210,000	1,323,989
America Movil SAB de CV	7.125	12-09-24	MXN	13,000,000	586,441
Grupo Cementos de Chihuahua SAB de CV (S)	8.125	02-08-20		1,000,000	1,038,500
Nemak SAB de CV (S)	5.500	02-28-23		950,000	934,563
Office Depot de Mexico SA de CV (S)	6.875	09-20-20		3,390,000	3,627,300
Petroleos Mexicanos	5.500	01-21-21		820,000	832,792
Petroleos Mexicanos	6.000	03-05-20		530,000	552,525
Sixsigma Networks Mexico SA de CV (S)	8.250	11-07-21		2,500,000	2,337,500
Netherlands 1.2%					3,741,526
ING Groep NV (6.000% to 4-16-20, then 5 Year U.S. Swap Rate + 4.445%) (Q)	6.000	04-16-20		1,060,000	1,009,650
Jababeka International BV	6.500	10-05-23		2,800,000	2,731,876
Peru 0.3%					1,042,500
Inkia Energy, Ltd. (S)	8.375	04-04-21		1,000,000	1,042,500
Russia 0.9%					2,969,102
ALROSA Finance SA (S)	7.750	11-03-20		850,000	953,700
Severstal OAO (S)	5.900	10-17-22		1,000,000	1,064,214
VimpelCom Holdings BV (S)	7.504	03-01-22		855,000	951,188
Singapore 1.9%					6,262,432
Pratama Agung Pte, Ltd.	6.250	02-24-20		3,000,000	3,070,029
TBG Global Pte, Ltd.	5.250	02-10-22		3,200,000	3,192,403
South Africa 0.2%					683,471
AngloGold Ashanti Holdings PLC	5.375	04-15-20		675,000	683,471
United Arab Emirates 0.1%					418,993
Dubai Electricity & Water Authority (S)	7.375	10-21-20		360,000	418,993
United Kingdom 0.4%					1,456,763
Inmarsat Finance PLC (S)	4.875	05-15-22		555,000	528,638
Virgin Media Secured Finance PLC (S)	5.375	04-15-21		900,000	928,125

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       9

	Rate (%)	Maturity date	Par value^	Value
United States 34.3%				$111,492,767
Activision Blizzard, Inc. (S)	6.125	09-15-23	1,000,000	1,092,500
Ahern Rentals, Inc. (S)	7.375	05-15-23	960,000	763,104
Aircastle, Ltd.	5.125	03-15-21	480,000	505,200
Alliance Data Systems Corp. (S)	5.375	08-01-22	700,000	668,500
Alliance One International, Inc.	9.875	07-15-21	213,000	177,323
AmeriGas Finance LLC	7.000	05-20-22	1,000,000	1,050,000
Antero Midstream Partners LP (S)	5.375	09-15-24	825,000	843,563
Antero Resources Corp.	5.125	12-01-22	990,000	1,004,850
Approach Resources, Inc.	7.000	06-15-21	640,000	563,200
BBVA Bancomer SA (S)	6.500	03-10-21	1,000,000	1,055,500
Beazer Homes USA, Inc.	7.500	09-15-21	1,025,000	1,035,250
Cablevision Systems Corp.	7.750	04-15-18	1,500,000	1,576,875
Cablevision Systems Corp.	8.000	04-15-20	1,000,000	1,075,000
Cablevision Systems Corp.	8.625	09-15-17	475,000	494,000
CCO Holdings LLC	5.125	02-15-23	1,600,000	1,644,000
Cemex Finance LLC (S)	9.375	10-12-22	1,250,000	1,356,250
Cengage Learning, Inc. (S)	9.500	06-15-24	500,000	436,250
Chaparral Energy, Inc. (H)	7.625	11-15-22	1,105,000	917,150
Chester Downs & Marina LLC (S)	9.250	02-01-20	730,000	708,100
Citigroup, Inc. (6.125% to 11-15-20, then 3 month LIBOR + 4.478%) (Q)	6.125	11-15-20	1,000,000	1,035,000
Clear Channel Worldwide Holdings, Inc.	6.500	11-15-22	650,000	655,688
CNH Industrial Capital LLC	3.875	07-16-18	1,000,000	1,011,250
CNO Financial Group, Inc.	4.500	05-30-20	1,420,000	1,457,275
Community Health Systems, Inc.	5.125	08-01-21	720,000	651,150
Community Health Systems, Inc.	6.875	02-01-22	60,000	40,050
Community Health Systems, Inc.	7.125	07-15-20	500,000	352,500
Community Health Systems, Inc.	8.000	11-15-19	765,000	602,438
Covenant Surgical Partners, Inc. (S)	8.750	08-01-19	1,200,000	1,140,000
CSI Compressco LP	7.250	08-15-22	1,365,000	1,255,800
CVR Partners LP (S)	9.250	06-15-23	685,000	678,150
DaVita, Inc.	5.750	08-15-22	1,535,000	1,592,563
Dominion Resources, Inc.	2.500	12-01-19	1,065,000	1,077,480
Eldorado Resorts, Inc.	7.000	08-01-23	1,415,000	1,496,363
EMI Music Publishing Group North America Holdings, Inc. (S)	7.625	06-15-24	400,000	428,000
Energy Transfer Partners LP	2.500	06-15-18	1,050,000	1,051,202
Energy XXI Gulf Coast, Inc. (H)(S)	11.000	03-15-20	950,000	492,813
Enova International, Inc.	9.750	06-01-21	1,125,000	1,091,250
Ford Motor Credit Company LLC	2.551	10-05-18	1,010,000	1,016,450
Freeport-McMoran Oil & Gas LLC	6.875	02-15-23	750,000	802,500
Frontier Communications Corp.	7.125	01-15-23	1,205,000	1,054,375
Gray Television, Inc. (S)	5.125	10-15-24	460,000	430,100
Gulfport Energy Corp. (S)	6.000	10-15-24	350,000	356,125
HCA Holdings, Inc.	6.250	02-15-21	1,000,000	1,049,500

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       10

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
HCA, Inc.	7.500	02-15-22	950,000	$1,056,875
Hilton Grand Vacations Borrower LLC (S)	6.125	12-01-24	700,000	719,250
InterActiveCorp	4.875	11-30-18	151,000	153,265
International Game Technology PLC (S)	5.625	02-15-20	1,250,000	1,307,813
Iron Mountain, Inc.	6.000	08-15-23	1,500,000	1,590,000
Jo-Ann Stores Holdings, Inc., PIK (S)	9.750	10-15-19	760,000	722,000
Kinetic Concepts, Inc. (S)	7.875	02-15-21	700,000	738,500
Ladder Capital Finance Holdings LLLP (S)	5.875	08-01-21	785,000	741,825
Ladder Capital Finance Holdings LLLP	7.375	10-01-17	1,425,000	1,425,000
Lamb Weston Holdings, Inc. (S)	4.625	11-01-24	330,000	329,175
Level 3 Financing, Inc.	5.625	02-01-23	975,000	989,625
McGraw-Hill Global Education Holdings LLC (S)	7.875	05-15-24	895,000	871,506
MDC Partners, Inc. (S)	6.500	05-01-24	950,000	812,250
MEDNAX, Inc. (S)	5.250	12-01-23	500,000	507,500
MGIC Investment Corp.	5.750	08-15-23	610,000	632,875
Micron Technology, Inc. (S)	7.500	09-15-23	1,130,000	1,243,000
Mohegan Tribal Gaming Authority (S)	7.875	10-15-24	1,315,000	1,316,644
Molina Healthcare, Inc.	5.375	11-15-22	710,000	710,888
MPLX LP	4.500	07-15-23	1,275,000	1,275,066
Nationstar Mortgage LLC	6.500	08-01-18	645,000	652,256
Nationstar Mortgage LLC	7.875	10-01-20	600,000	613,500
NCR Corp.	5.875	12-15-21	1,000,000	1,043,750
Neiman Marcus Group, Ltd. LLC (S)	8.000	10-15-21	695,000	549,050
Newfield Exploration Company	5.750	01-30-22	750,000	776,250
NRG Energy, Inc.	6.250	07-15-22	1,905,000	1,909,764
NRG Yield Operating LLC	5.375	08-15-24	1,010,000	1,004,950
NWH Escrow Corp. (S)	7.500	08-01-21	575,000	447,063
Oasis Petroleum, Inc.	6.875	03-15-22	515,000	530,450
PBF Holding Company LLC (S)	7.000	11-15-23	395,000	377,225
Platform Specialty Products Corp. (S)	6.500	02-01-22	1,695,000	1,673,813
Platform Specialty Products Corp. (S)	10.375	05-01-21	1,500,000	1,638,750
PVH Corp.	4.500	12-15-22	1,010,000	1,017,575
Quorum Health Corp. (S)	11.625	04-15-23	1,210,000	955,900
Radian Group, Inc.	7.000	03-15-21	585,000	636,743
Rain CII Carbon LLC (S)	8.000	12-01-18	775,000	767,250
Rain CII Carbon LLC (S)	8.250	01-15-21	15,000	14,475
Resolute Energy Corp.	8.500	05-01-20	730,000	731,825
Revlon Consumer Products Corp.	5.750	02-15-21	1,650,000	1,639,688
Reynolds Group Issuer, Inc.	5.750	10-15-20	385,000	396,069
Reynolds Group Issuer, Inc. (S)	7.000	07-15-24	1,200,000	1,267,800
Rialto Holdings LLC (S)	7.000	12-01-18	1,103,000	1,116,788
Rite Aid Corp.	9.250	03-15-20	680,000	711,450
Sanchez Energy Corp.	6.125	01-15-23	645,000	564,375
SBA Communications Corp.	4.875	07-15-22	1,265,000	1,266,050

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       11

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
Select Medical Corp.	6.375	06-01-21	1,055,000	$1,012,135
Simmons Foods, Inc. (S)	7.875	10-01-21	500,000	506,250
SPL Logistics Escrow LLC (S)	8.875	08-01-20	590,000	510,350
Springleaf Finance Corp.	6.900	12-15-17	2,800,000	2,919,000
Sprint Communications, Inc.	6.000	11-15-22	500,000	482,500
Sprint Corp.	7.875	09-15-23	500,000	516,250
Standard Industries, Inc. (S)	5.375	11-15-24	455,000	462,963
Standard Industries, Inc. (S)	6.000	10-15-25	700,000	728,000
StandardAero Aviation Holdings, Inc. (S)	10.000	07-15-23	800,000	845,000
Stearns Holdings LLC (S)	9.375	08-15-20	1,010,000	1,010,000
Summit Midstream Holdings LLC	7.500	07-01-21	1,000,000	1,047,500
T-Mobile USA, Inc.	6.000	03-01-23	1,500,000	1,571,250
T-Mobile USA, Inc.	6.500	01-15-26	1,170,000	1,263,600
Talen Energy Supply LLC (S)	4.625	07-15-19	615,000	585,019
Tallgrass Energy Partners LP (S)	5.500	09-15-24	865,000	856,350
Targa Resources Partners LP	5.000	01-15-18	1,000,000	1,020,000
Teekay Offshore Partners LP	6.000	07-30-19	995,000	838,288
Tesoro Logistics LP	6.125	10-15-21	1,125,000	1,177,031
Tesoro Logistics LP	6.250	10-15-22	1,435,000	1,535,450
Textron Financial Corp. (6.000% to 2-15-17, then 3 month LIBOR + 1.735%) (S)	6.000	02-15-67	1,875,000	1,369,875
The Chemours Company	6.625	05-15-23	1,500,000	1,481,250
The Goodyear Tire & Rubber Company	7.000	05-15-22	1,590,000	1,667,513
The Kenan Advantage Group, Inc. (S)	7.875	07-31-23	1,000,000	960,000
The Scotts Miracle-Gro Company (S)	6.000	10-15-23	510,000	539,325
Time, Inc. (S)	5.750	04-15-22	840,000	846,300
Tops Holding LLC (S)	8.000	06-15-22	440,000	379,500
Trinity Industries, Inc.	4.550	10-01-24	300,000	286,480
Tronox Finance LLC	6.375	08-15-20	700,000	637,875
Tronox Finance LLC (S)	7.500	03-15-22	305,000	278,313
Vector Group, Ltd.	7.750	02-15-21	1,000,000	1,042,500
WellCare Health Plans, Inc.	5.750	11-15-20	545,000	558,625
Whiting Petroleum Corp.	5.750	03-15-21	810,000	797,850
Whiting Petroleum Corp.	6.250	04-01-23	720,000	707,400
Williams Partners LP	4.875	03-15-24	1,225,000	1,233,673
Windstream Services LLC	7.500	06-01-22	2,000,000	1,889,380
XPO Logistics, Inc. (S)	6.500	06-15-22	675,000	699,469
Capital preferred securities 0.2%				$656,000
(Cost $782,067)
United States 0.2%				656,000
ILFC E-Capital Trust II (P)(S)	4.250	12-21-65	800,000	656,000

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       12

Rate (%)	Maturity date	Par value^	Value
Convertible bonds 0.1%	$420,591
(Cost $470,570)
United States 0.1%	420,591
SandRidge Energy, Inc. (I)	0.000	10-03-20	345,632	420,591
Foreign government obligations 1.4%	$4,571,629
(Cost $4,750,474)
Argentina 0.4%	1,359,750
Provincia de Buenos Aires (S)	9.125	03-16-24	300,000	317,250
Republic of Argentina (S)	6.875	04-22-21	1,000,000	1,042,500
Bahrain 0.2%	519,950
Kingdom of Bahrain (S)	5.875	01-26-21	500,000	519,950
Mexico 0.1%	496,156
Government of Mexico	10.000	12-05-24	MXN	8,740,000	496,156
Qatar 0.4%	1,158,609
Government of Qatar (S)	2.375	06-02-21	1,175,000	1,158,609
Sri Lanka 0.3%	1,037,164
Republic of Sri Lanka	6.000	01-14-19	1,000,000	1,037,164
Term loans (M) 11.7%	$38,174,993
(Cost $39,020,712)
Canada 0.4%	1,252,123
Lions Gate Entertainment Corp. (T)	TBD	10-12-23	1,249,000	1,252,123
Germany 0.9%	2,862,117
Mauser Holding SARL	4.500	07-31-21	1,369,519	1,376,367
Mauser Holding SARL	8.750	07-31-22	1,500,000	1,485,750
Luxembourg 0.5%	1,538,014
Mallinckrodt International Finance SA	3.338	03-19-21	1,544,361	1,538,014
Netherlands 0.1%	490,454
Tronox Pigments Holland BV	4.500	03-19-20	491,117	490,454
United States 9.8%	32,032,285
Albertsons LLC	4.750	12-21-22	1,791,011	1,795,238
Ancestry.com Operations, Inc.	5.250	10-19-23	1,143,000	1,144,909
Asurion LLC	5.000	08-04-22	698,212	702,283
Builders FirstSource, Inc.	4.750	08-11-22	1,055,754	1,061,032
CareCore National LLC	5.500	03-05-21	531,723	519,759
Catalent Pharma Solutions, Inc.	4.250	05-20-21	244,376	244,943
Checkout Holding Corp.	4.500	04-09-21	381,225	321,182
Dell International LLC	4.000	09-07-23	1,300,000	1,311,869
Doncasters US Finance LLC	4.500	04-09-20	1,578,535	1,525,259
Dynegy, Inc.	5.000	06-27-23	870,000	873,671
Eastman Kodak Company	7.250	09-03-19	434,124	435,210

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       13

	Rate (%)		Maturity date	Par value^	Value
United States (continued)
ExGen Texas Power LLC	5.750		09-16-21	691,181	$524,434
Gardner Denver, Inc.	4.250		07-30-20	2,465,742	2,397,934
Gates Global LLC	4.250		07-06-21	1,569,452	1,670,320
Jazz Acquisition, Inc.	4.500		06-19-21	611,364	567,425
KAR Auction Services, Inc.	4.375		03-09-23	711,425	719,649
Key Safety Systems, Inc.	5.500		08-29-21	1,208,200	1,207,451
Landry's, Inc.	4.000		10-04-23	985,000	990,132
Lands' End, Inc.	4.250		04-04-21	1,365,589	1,010,536
Mohegan Tribal Gaming Authority (T)		TBD	09-28-23	2,500,000	2,495,825
National Mentor Holdings, Inc.	4.250		01-31-21	392,376	391,274
Neiman Marcus Group, Ltd. LLC	4.250		10-25-20	1,241,703	1,126,386
PetSmart, Inc.	4.000		03-11-22	1,331,730	1,335,299
Rackspace Hosting, Inc.	5.000		11-03-23	989,000	997,159
Select Medical Corp.	6.005		03-03-21	1,194,000	1,205,940
Shearer's Foods LLC	4.938		06-30-21	220,500	220,500
SUPERVALU, Inc.	5.500		03-21-19	464,953	466,292
Surgery Center Holdings, Inc.	4.750		11-03-20	1,080,753	1,078,051
TerraForm AP Acquisition Holdings LLC	7.000		06-26-22	641,556	638,348
The Goodyear Tire & Rubber Company	3.860		04-30-19	650,000	654,388
TransDigm, Inc.	3.832		06-04-21	982,412	984,868
Twin River Management Group, Inc.	5.250		07-10-20	1,405,052	1,414,719
Collateralized mortgage obligations 4.0%					$12,867,946
(Cost $12,911,381)
United States 4.0%					12,867,946
BAMLL Commercial Mortgage Securities Trust Series 2015-200P, Class F (P) (S)	3.716		04-14-33	2,000,000	1,802,736
BXHTL Mortgage Trust
Series 2015-JWRZ, Class DR2 (P) (S)	4.228		05-15-29	250,000	240,745
Series 2015-JWRZ, Class GL2 (P) (S)	4.227		05-15-29	1,250,000	1,230,392
CGBAM Commercial Mortgage Trust Series 2015-SMRT, Class F (P) (S)	3.912		04-10-28	500,000	471,747
Commercial Mortgage Trust (Deutsche Bank AG) Series 2014-TWC, Class E (P) (S)	3.789		02-13-32	1,500,000	1,485,441
GAHR Commercial Mortgage Trust Series 2015-NRF, Class EFX (P) (S)	3.495		12-15-34	1,000,000	974,391
Great Wolf Trust Series 2015-WOLF, Class E (P) (S)	4.985		05-15-34	2,000,000	1,979,969
GS Mortgage Securities Corp. Trust
Series 2016-ICE2, Class E (P) (S)	9.038		02-15-33	1,360,000	1,398,780
Series 2016-RENT, Class E (P) (S)	4.202		02-10-29	1,360,000	1,285,896
Hudsons Bay Simon JV Trust Series 2015-HBFL, Class DFL (P) (S)	4.183		08-05-34	135,000	132,974
MSCG Trust Series 2016-SNR, Class D (S)	6.550		11-15-34	1,110,000	1,071,537

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       14

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
WFCG Commercial Mortgage Trust Series 2015-BXRP, Class D (P) (S)	3.109	11-15-29	803,427	$793,338
Asset backed securities 0.8%				$2,580,906
(Cost $2,579,277)
United States 0.8%				2,580,906
Driven Brands Funding LLC Series 2015-1A, Class A2 (S)	5.216	07-20-45	876,150	838,133
VB-S1 Issuer LLC Series 2016-1A, Class F (S)	6.901	06-15-46	1,000,000	1,038,517
Westgate Resorts LLC Series 2015-2A, Class B (S)	4.000	07-20-28	704,137	704,256
			Shares	Value
Common stocks 0.4%				$1,195,794
(Cost $4,334,002)
Colombia 0.2%				665,990
Pacific Exploration and Production Corp. (I)			17,041	665,990
United States 0.2%				529,804
Halcon Resources Corp. (I)			20,409	194,090
SandRidge Energy, Inc. (I)			14,660	335,714
Preferred securities 1.6%				$5,097,105
(Cost $5,174,450)
Israel 0.1%				346,620
	Teva Pharmaceutical Industries, Ltd., 7.000%		530	346,620
United States 1.5%				4,750,485
	American Tower Corp., 5.250%		7,100	729,099
	DTE Energy Company, 6.500%		11,530	588,030
	GMAC Capital Trust I, 6.691% (P)		91,170	2,292,926
	Kinder Morgan, Inc., 9.750%		12,500	614,500
	NextEra Energy, Inc., 6.123%		11,190	525,930
Warrants 0.0%				$13,805
(Cost $0)
Halcon Resources Corp. (Expiration Date: 9-9-20) (I)(N)			5,544	13,805
			Shares/Par	Value
Purchased options 0.0%				$88,626
(Cost $134,101)
Put options 0.0%				88,626
Over the Counter Option on the AUD vs. USD (Expiration Date: 6-30-17; Strike Price: AUD 0.68; Counterparty: HSBC) (I)			2,500,000	20,573
Over the Counter Option on the EUR vs. USD (Expiration Date: 2-6-17; Strike Price: EUR 1.03; Counterparty: Goldman Sachs & Company) (I)			1,250,000	10,217
Over the Counter Option on the EUR vs. USD (Expiration Date: 6-19-18; Strike Price: EUR 0.95; Counterparty: RBC Dominion Securities, Inc.) (I)			2,500,000	41,506

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       15

			Shares/Par	Value
Put options (continued)
Over the Counter Option on the USD vs. CAD (Expiration Date: 1-25-17; Strike Price: $1.25; Counterparty: RBC Dominion Securities, Inc.) (I)			2,500,000	$490
Over the Counter Option on the USD vs. CAD (Expiration Date: 3-26-18; Strike Price: $1.20; Counterparty: RBC Dominion Securities, Inc.) (I)			2,000,000	15,840
	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 6.6%				$21,301,000
(Cost $21,301,000)
U.S. Government Agency 5.8%				18,865,000
Federal Agricultural Mortgage Corp. Discount Note	0.180	12-01-16	16,508,000	16,508,000
Federal Home Loan Bank Discount Note	0.100	12-01-16	2,357,000	2,357,000
			Par value^	Value
Repurchase agreement 0.8%				2,436,000
Repurchase Agreement with State Street Corp. dated 11-30-16 at 0.030% to be repurchased at $2,436,002 on 12-1-16, collateralized by $2,380,000 U.S. Treasury Notes, 2.750% due 2-15-24 (valued at $2,487,100, including interest)			2,436,000	2,436,000
Total investments (Cost $327,405,137)† 99.0%				$321,571,556
Other assets and liabilities, net 1.0%				$3,225,461
Total net assets 100.0%				$324,797,017

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       16

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
MXN	Mexican Peso
USD	U.S. Dollar
Key to Security Abbreviations and Legend
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
PIK	Payment-in-kind
(H)	Non-income producing - Issuer is in default.
(I)	Non-income producing security.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(N)	Strike price and/or expiration date not available.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $105,964,111 or 32.6% of the fund's net assets as of 11-30-16.
(T)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 11-30-16, the aggregate cost of investment securities for federal income tax purposes was $329,089,011. Net unrealized depreciation aggregated to $7,517,455, of which $5,738,732 related to appreciated investment securities and $13,256,187 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       17

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 11-30-16 (unaudited)

Assets
Investments, at value (Cost $327,405,137)	$321,571,556
Cash	11,582,166
Foreign currency, at value (Cost $4,217)	4,011
Receivable for investments sold	894,015
Unrealized appreciation on forward foreign currency contracts	214,011
Dividends and interest receivable	4,043,472
Other receivables and prepaid expenses	449
Total assets	338,309,680
Liabilities
Payable for investments purchased	12,634,752
Unrealized depreciation on forward foreign currency contracts	66,626
Payable for fund shares repurchased	728,253
Payable to affiliates
Accounting and legal services fees	10,823
Trustees' fees	214
Other liabilities and accrued expenses	71,995
Total liabilities	13,512,663
Net assets	$324,797,017
Net assets consist of
Paid-in capital	$369,977,337
Accumulated distributions in excess of net investment income	(2,018,250)
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	(37,469,399)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(5,692,671)
Net assets	$324,797,017

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class NAV ($324,797,017 ÷ 36,112,916 shares)	$8.99

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       18

STATEMENT OF OPERATIONS  For the six months ended 11-30-16 (unaudited)

Investment income
Interest	$9,108,069
Dividends	126,928
Less foreign taxes withheld	(2,416)
Total investment income	9,232,581
Expenses
Investment management fees	1,153,390
Accounting and legal services fees	36,086
Trustees' fees	2,628
Printing and postage	3,612
Professional fees	47,148
Custodian fees	42,529
Other	4,457
Total expenses	1,289,850
Less expense reductions	(11,887)
Net expenses	1,277,963
Net investment income	7,954,618
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	576,129
Futures contracts	(339,260)
236,869
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	7,635,742
Futures contracts	34,234
7,669,976
Net realized and unrealized gain	7,906,845
Increase in net assets from operations	$15,861,463

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       19

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 11-30-16	Year ended 5-31-16
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$7,954,618	$18,864,872
Net realized gain (loss)	236,869	(18,251,205)
Change in net unrealized appreciation (depreciation)	7,669,976	(4,015,398)
Increase (decrease) in net assets resulting from operations	15,861,463	(3,401,731)
Distributions to shareholders
From net investment income
Class NAV	(8,605,061)	(20,781,652)
From fund share transactions	2,133,257	(44,780,998)
Total increase (decrease)	9,389,659	(68,964,381)
Net assets
Beginning of period	315,407,358	384,371,739
End of period	$324,797,017	$315,407,358
Accumulated distributions in excess of net investment income	($2,018,250)	($1,367,807)

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       20

Financial highlights

Class NAV Shares Period ended	11-30-16	[1]	5-31-16	5-31-15	5-31-14	[2]
Per share operating performance
Net asset value, beginning of period	$8.79		$9.38	$10.09	$10.00
Net investment income[3]	0.23		0.49	0.53	0.31
Net realized and unrealized gain (loss) on investments	0.22		(0.54)	(0.65)	0.13
Total from investment operations	0.45		(0.05)	(0.12)	0.44
Less distributions
From net investment income	(0.25)		(0.54)	(0.59)	(0.35)
From net realized gain	—		—	— [4]	—
Total distributions	(0.25)		(0.54)	(0.59)	(0.35)
Net asset value, end of period	$8.99		$8.79	$9.38	$10.09
Total return (%)[5]	5.10	[6]	(0.27)	(1.16)	4.45	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$325		$315	$384	$150
Ratios (as a percentage of average net assets):
Expenses before reductions	0.82	[7]	0.81	0.80	0.97	[7]
Expenses including reductions	0.81	[7]	0.81	0.79	0.97	[7]
Net investment income	5.05	[7]	5.63	5.50	5.20	[7]
Portfolio turnover (%)	41		56	62	44

1	Six months ended 11-30-16. Unaudited.
2	Period from 10-21-13 (commencement of operations) to 5-31-14.
3	Based on average daily shares outstanding.
4	Less than $0.005 per share.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
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Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Global Short Duration Credit Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to maximize total return consisting of current income and capital appreciation.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option was traded. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2

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includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of November 30, 2016, by major security category or type:

	Total value at 11-30-16	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Corporate bonds	$234,603,161	—	$234,603,161	—
Capital preferred securities	656,000	—	656,000	—
Convertible bonds	420,591	—	420,591	—
Foreign government obligations	4,571,629	—	4,571,629	—
Term loans	38,174,993	—	38,174,993	—
Collateralized mortgage obligations	12,867,946	—	12,867,946	—
Asset backed securities	2,580,906	—	2,580,906	—
Common stocks	1,195,794	$1,195,794	—	—
Preferred securities	5,097,105	5,097,105	—	—
Warrants	13,805	13,805	—	—
Purchased options	88,626	—	88,626	—
Short-term investments	21,301,000	—	21,301,000	—
Total investments in securities	$321,571,556	$6,306,704	$315,264,852	—
Other financial instruments:
Forward foreign currency contracts	$147,385	—	$147,385	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Term loans (Floating rate loans). The fund may invest in term loans, which often include debt securities that are rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk, risk associated with extended settlement, and the risks of being a lender. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       23

difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

The fund's ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund's failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund's income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund's exposure to such investments is substantial, could impair the fund's ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor's credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.

At November 30, 2016, the fund had $944,000 in unfunded loan commitments outstanding.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for certain funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       24

of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million unsecured committed line of credit. For the six months ended November 30, 2016, the fund had no borrowings under either line of credit. Commitment fees for the six months ended November 30, 2016 were $1,360.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of May 31, 2016, the fund has a short-term capital loss carryforward of $17,957,370 and a long-term capital loss carryforward of $17,938,142 available to offset future net realized capital gains. These carryforwards do not expire.

As of May 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are paid annually.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions and amortization and accretion on debt securities.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC (over-the-counter) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts are typically traded through the OTC market. Certain forwards and options are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       25

ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures are traded on an exchange. Exchange-traded transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Margin requirements for exchange-traded derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded transactions is detailed in the Statement of assets and liabilities as Cash held at broker for futures contracts.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the six months ended November 30, 2016, the fund used futures contracts to manage duration and maintain diversity of the fund. The fund held futures contracts with notional values ranging up to approximately $19.5 million, as measured at each quarter end. There were no open futures contracts as of November 30, 2016.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the six months ended November 30, 2016, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. The fund held forward foreign currency contracts with U.S. dollar notional

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       26

values ranging from $2.8 million to $8.2 million, as measured at each quarter end. The following table summarizes the contracts held at November 30, 2016:

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
CAD	3,668,438	EUR	2,500,000	Morgan Stanley Capital Services, Inc.	12/21/2016	$79,199	—	$79,199
EUR	2,500,000	CAD	3,651,525	Morgan Stanley Capital Services, Inc.	12/21/2016	—	($66,607)	(66,607)
USD	12,574	CAD	16,912	Morgan Stanley Capital Services, Inc.	12/21/2016	—	(19)	(19)
USD	2,822,947	EUR	2,533,802	JPMorgan Chase Bank N.A.	12/21/2016	134,812	—	134,812
						$214,011	($66,626)	$147,385

Currency abbreviation
CAD	Canadian Dollar
EUR	Euro
USD	United States Dollar

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the Fund's investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the six months ended November 30, 2016, the fund used purchased options to manage against anticipated changes in currency exchange rates. The fund held purchased options with market values ranging from approximately $66,500 to approximately $88,600, as measured at each quarter end.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at November 30, 2016 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivative fair value
Foreign currency	Investments, at value*	Purchased options	$88,626	—
Foreign currency	Unrealized appreciation/depreciation on forward foreign currency exchange contracts	Forward foreign currency	214,011	($66,626)
			$302,637	($66,626)

* Purchased options are included in the Fund's investments.

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For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended November 30, 2016:

	Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts	Investments and foreign currency transactions[1]	Investments and foreign currency transactions[2]	Total
Interest rate contracts	($339,260)	—	—	($339,260)
Foreign currency	—	$94,527	$7,153	101,680
Total	($339,260)	$94,527	$7,153	($237,580)

1 Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of operations.

2 Realized gain/loss associated with purchase options is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended November 30, 2016:

	Statement of operations location - Change in unrealized appreciation (depreciation)
Risk	Futures contracts	Investments and translation of assets and liabilities in foreign currencies[1]	Investments and translation of assets and liabilities in foreign currencies[2]	Total
Interest rate	$34,234	—	—	$34,234
Foreign currency	—	$71,394	($37,223)	34,171
Total	$34,234	$71,394	($37,223)	$68,405

1 Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption of the Statement of operations.

2 Change in unrealized appreciation/depreciation associated with purchased options is included in this caption of the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.740% of the first $250 million of the fund's average daily net assets, (b) 0.700% of the next $500 million of the fund's average daily net assets and (c) 0.675% of the fund's average daily net assets in excess of $750 million. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

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The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended November 30, 2016, this waiver amounted to 0.01% of the fund's average net assets (on an annualized basis). This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The expense reductions described above amounted to $11,887 for the six months ended November 30, 2016.

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended November 30, 2016 were equivalent to a net annual effective rate of 0.72% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended November 30, 2016 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the six months ended November 30, 2016 and for the year ended May 31, 2016 were as follows:

		Six months ended 11-30-16		Year ended 5-31-16
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	2,662,125	$23,915,181	2,957,645	$25,104,234
Distributions reinvested	956,765	8,605,061	2,379,933	20,781,652
Repurchased	(3,377,156)	(30,386,985)	(10,451,587)	(90,666,884)
Net increase (decrease)	241,734	$2,133,257	(5,114,009)	($44,780,998)

Affiliates of the Trust owned 100% of shares of beneficial interest of Class NAV on November 30, 2016. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $125,030,087 and $128,922,261, respectively, for the six months ended November 30, 2016.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At November 30, 2016, funds within the John Hancock group of funds complex held 100% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

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Fund	Affiliated concentration
John Hancock Lifestyle Balanced Portfolio	40.2%
John Hancock Lifestyle Growth Portfolio	20.2%
John Hancock Lifestyle Moderate Portfolio	16.4%
John Hancock Lifestyle Conservative Portfolio	10.2%

Note 9 — New rule issuance

In October 2016, the SEC issued Final Rule Release No. 33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. Management is in the process of reviewing the impact to the financial statements.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       30

Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Bond Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor), for John Hancock Global Short Duration Credit Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 21-23, 2016 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 24-25, 2016.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 21-23, 2016, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

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Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund outperformed its benchmark index for the one-year period ended December 31, 2015. The Board noted that the fund outperformed its peer group average for the one-year period ended December 31, 2015. The

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Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark index and peer group for the one-year period. The Board concluded that the fund's performance has generally outperformed the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor; and

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(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

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The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally outperformed the historical performance of comparable funds and the fund's benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       36

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies. As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Global Short Duration Credit Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
426SA 11/16 1/17

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Not applicable.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)       Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)       There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating and Governance Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Bond Trust

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	January 17, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	January 17, 2017

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	January 17, 2017